STATEMENT OF ADDITIONAL INFORMATION— October 6, 2020 ProShares Trust 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814 866.PRO.5125 866.776.5125
Retail Disruption
Decline of the Retail Store ETF	EMTY
Long Online/Short Stores ETF	CLIX
Online Retail ETF	ONLN
Strategic
DJ Brookfield Global Infrastructure ETF	TOLZ
Equities for Rising Rates ETF	EQRR
Global Listed Private Equity ETF	PEX
Hedge Replication ETF	HDG
High Yield—Interest Rate Hedged	HYHG
Inflation Expectations ETF	RINF
Investment Grade—Interest Rate Hedged	IGHG
K-1 Free Crude Oil Strategy ETF	OILK
Large Cap Core Plus	CSM
Managed Futures Strategy ETF	FUT
Merger ETF	MRGR
Morningstar Alternatives Solution ETF	ALTS
MSCI EAFE Dividend Growers ETF	EFAD
MSCI Emerging Markets Dividend Growers ETF	EMDV
MSCI Europe Dividend Growers ETF	EUDV
MSCI Transformational Changes ETF	ANEW
Pet Care ETF	PAWZ
RAFITM Long/Short	RALS
Russell 2000 Dividend Growers ETF	SMDV
Russell U.S. Dividend Growers ETF	TMDV
S&P 500® Bond ETF	SPXB
S&P 500® Dividend Aristocrats ETF	NOBL
S&P 500® Ex-Energy ETF	SPXE
S&P 500® Ex-Financials ETF	SPXN
S&P 500® Ex-Health Care ETF	SPXV
S&P 500® Ex-Technology ETF	SPXT
S&P MidCap 400 Dividend Aristocrats ETF	REGL
S&P Technology Dividend Aristocrats ETF	TDV
Short Term USD Emerging Markets Bond ETF	EMSH
Geared
Short 7-10 Year Treasury	TBX
Short 20+ Year Treasury	TBF
Short Basic Materials	SBM
Short Dow30SM	DOG
Short Financials	SEF
Short FTSE China 50	YXI
Short High Yield	SJB
Short MidCap400	MYY
Short MSCI EAFE	EFZ
Short MSCI Emerging Markets	EUM
Short Oil & Gas	DDG
Short QQQ®	PSQ
Short Real Estate	REK
Short Russell2000	RWM
Short S&P500®	SH
Short SmallCap600	SBB
Ultra 7-10 Year Treasury	UST
Ultra 20+ Year Treasury	UBT
Ultra Basic Materials	UYM
Ultra Communication Services Select Sector	XCOM
Ultra Consumer Goods	UGE
Ultra Consumer Services	UCC
Ultra Dow30SM	DDM
Ultra Financials	UYG
Ultra FTSE China 50	XPP
Ultra FTSE Europe	UPV
Ultra Health Care	RXL
Ultra High Yield	UJB
Ultra Industrials	UXI
Ultra MidCap400	MVV
Ultra MSCI Brazil Capped	UBR
Ultra MSCI EAFE	EFO
Ultra MSCI Emerging Markets	EET
Ultra MSCI Japan	EZJ
Ultra Nasdaq Biotechnology	BIB
Ultra Oil & Gas	DIG
Ultra QQQ®	QLD
Ultra Real Estate	URE
Ultra Russell2000	UWM
Ultra S&P500®	SSO
Ultra Semiconductors	USD
Ultra SmallCap600	SAA
Ultra Technology	ROM
Ultra Telecommuni- cations	LTL
Ultra Utilities	UPW
UltraPro Dow30SM	UDOW
UltraPro MidCap400	UMDD
UltraPro QQQ®	TQQQ
UltraPro Russell2000	URTY
UltraPro S&P500®	UPRO
UltraPro Short 20+ Year Treasury	TTT
UltraPro Short Dow30SM	SDOW
UltraPro Short MidCap400	SMDD
UltraPro Short QQQ®	SQQQ
UltraPro Short Russell2000	SRTY
UltraPro Short S&P500®	SPXU
UltraShort 7-10 Year Treasury	PST
UltraShort 20+ Year Treasury	TBT
UltraShort Basic Materials	SMN

UltraShort Communication Services Select Sector	YCOM
UltraShort Consumer Goods	SZK
UltraShort Consumer Services	SCC
UltraShort Dow30SM	DXD
UltraShort Financials	SKF
UltraShort FTSE China 50	FXP
UltraShort FTSE Europe	EPV
UltraShort Health Care	RXD
UltraShort Industrials	SIJ
UltraShort MidCap400	MZZ
UltraShort MSCI Brazil Capped	BZQ
UltraShort MSCI EAFE	EFU
UltraShort MSCI Emerging Markets	EEV
UltraShort MSCI Japan	EWV
UltraShort Nasdaq Biotechnology	BIS
UltraShort Oil & Gas	DUG
UltraShort QQQ®	QID
UltraShort Real Estate	SRS
UltraShort Russell2000	TWM
UltraShort S&P500®	SDS
UltraShort Semicon- ductors	SSG
UltraShort SmallCap600	SDD
UltraShort Technology	REW
UltraShort Utilities	SDP
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses of the series of ProShares Trust (the “Trust”) listed above (each a “Fund” and collectively, the “Funds”), each dated October 1, 2020 (all funds except, ProShares MSCI Transformational Changes ETF) and October 6, 2020 (ProShares MSCI Transformational Changes ETF), each as may be amended or supplemented. A copy of each Prospectus and a copy of the Annual Report to Shareholders for each Fund that has completed a fiscal year are available, without charge, upon request to the address above, by telephone at the number above, or on the Trust’s website at proshares.com. The Financial Statements and Notes contained in the Annual Report to Shareholders for the fiscal year ended May 31, 2020 are incorporated by reference into and are deemed part of this SAI. The principal U.S. national stock exchange on which each Fund identified in this SAI is listed in the table below.
Principal U.S. National Stock Exchange	Fund
Cboe BZX Exchange Inc. (“BZX Exchange”)
Global Listed Private Equity ETF, High Yield—Interest Rate
Hedged, Investment Grade—Interest Rate Hedged, K-1 Free
Crude Oil Strategy ETF, Large Cap Core Plus, Managed
Futures Strategy ETF, Merger ETF, Morningstar Alternatives
Solution ETF, MSCI EAFE Dividend Growers ETF, MSCI
Emerging Markets Dividend Growers ETF, MSCI Europe
Dividend Growers ETF, Pet Care ETF, Russell 2000
Dividend Growers ETF, Russell U.S. Dividend Growers
ETF, S&P500® Dividend Aristocrats ETF, S&P MidCap 400
Dividend Aristocrats ETF, S&P Technology Dividend
Aristocrats ETF, and Short Term USD Emerging Markets
Bond ETF

The Nasdaq Stock Market	Equities for Rising Rates ETF, Ultra Nasdaq Biotechnology, UltraPro QQQ®, UltraPro Short QQQ®, UltraShort Nasdaq Biotechnology
NYSE Arca	All other Funds

STATEMENT OF ADDITIONAL INFORMATION

GLOSSARY OF TERMS
For ease of use, certain terms or names that are used in this SAI have been shortened or abbreviated. A list of many of these terms and their corresponding full names or definitions can be found below. An investor may find it helpful to review the terms and names before reading the SAI.
Term	Definition
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities and Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Actively Managed Funds	Managed Futures Strategy ETF and K-1 Free Crude Oil Strategy ETF
Advisor or ProShare Advisors	ProShare Advisors LLC
Affiliated Trust	Access One Trust, a separate open-end registered investment company
Board of Trustees or Board	Board of Trustees of ProShares Trust
CCO	Chief Compliance Officer
CFTC	U.S. Commodity Futures Trading Commission
Commodity Pools
K-1 Free Crude Oil Strategy ETF, Managed Futures
Strategy ETF, Ultra Communication Services Select Sector,
UltraPro Dow30SM, UltraPro MidCap400, UltraPro QQQ®,
UltraPro Russell2000, UltraPro S&P500®, UltraPro Short
QQQ®, UltraPro Short S&P500®, UltraShort Basic
Materials, UltraShort Communication Services Select
Sector, UltraShort Dow30SM, UltraShort Financials,
UltraShort MidCap400, UltraShort QQQ®, UltraShort
S&P500®, UltraShort SmallCap600, UltraShort Utilities,
the wholly-owned subsidiary of Managed Futures Strategy
ETF, ProShares Cayman Portfolio I, and the wholly-owned
subsidiary of K-1 Free Crude Oil Strategy ETF, ProShares
Cayman Crude Oil Portfolio

Code or Internal Revenue Code	Internal Revenue Code of 1986, as amended
CPO	Commodity Pool Operator

Term	Definition
Diversified Funds
DJ Brookfield Global Infrastructure ETF, Equities for
Rising Rates ETF, High Yield—Interest Rate Hedged,
Investment Grade—Interest Rate Hedged, MSCI EAFE
Dividend Growers ETF, MSCI Emerging Markets Dividend
Growers ETF, MSCI Europe Dividend Growers ETF,
MSCI Transformational Changes ETF, Russell 2000
Dividend Growers ETF, Russell U.S. Dividend Growers
ETF, S&P500® Bond ETF, S&P500® Dividend Aristocrats
ETF, S&P500® Ex-Energy ETF, S&P500® Ex-Financials
ETF, S&P500® Ex-Health Care ETF, S&P500®
Ex-Technology ETF, S&P MidCap 400 Dividend
Aristocrats ETF, and Short Term USD Emerging Markets
Bond ETF

Distributor or SEI	SEI Investments Distribution Co.
ETF	Exchange traded fund
Exchange	NYSE Arca, The Nasdaq Stock Market or the BZX Exchange
Excluded Pools	Each Fund that is not a Commodity Pool.
Fund Complex	All operational registered investment companies that are advised by the Advisor or its affiliates
Global Funds
DJ Brookfield Global Infrastructure ETF, Global Listed
Private Equity ETF, Merger ETF, MSCI EAFE Dividend
Growers ETF, MSCI Europe Dividend Growers ETF,
MSCI Emerging Markets Dividend Growers ETF, Pet Care
ETF, and Short Term USD Emerging Markets Bond ETF

Independent Trustee(s)	Trustees who are not “Interested Persons” of ProShare Advisors or Trust as defined under Section 2(a)(19) of the 1940 Act
Matching Funds
DJ Brookfield Global Infrastructure ETF, Equities for
Rising Rates ETF, Global Listed Private Equity ETF,
Hedge Replication ETF, High Yield—Interest Rate Hedged,
Inflation Expectations ETF, Investment Grade—Interest
Rate Hedged, Large Cap Core Plus, Long Online/Short
Stores ETF, Merger ETF, Morningstar Alternatives Solution
ETF, MSCI EAFE Dividend Growers ETF, MSCI
Emerging Markets Dividend Growers ETF, MSCI Europe
Dividend Growers ETF, Online Retail ETF, Pet Care ETF,
RAFITM Long/Short, Russell 2000 Dividend Growers ETF,
Russell U.S. Dividend Growers ETF, S&P500® Bond ETF,
S&P500® Dividend Aristocrats ETF, S&P500® Ex-Energy
ETF, S&P500® Ex-Financials ETF, S&P500® Ex-Health
Care ETF, S&P500® Ex-Technology ETF, S&P MidCap
400 Dividend Aristocrats ETF, S&P Technology Dividend
Aristocrats ETF, and Short Term USD Emerging Markets
Bond ETF

Term	Definition
NAV	Net asset value
New Fund(s)	MSCI Transformational Changes ETF
SEC	U.S. Securities and Exchange Commission
Shares	The shares of a Fund
Trust	ProShares Trust
Trustee(s)	One or more of the trustees of the Trust
Unitary Fee Funds
K-1 Free Crude Oil Strategy ETF, Decline of the Retail
Store ETF, DJ Brookfield Global Infrastructure ETF,
Equities for Rising Rates ETF, High Yield—Interest Rate
Hedged, Investment Grade—Interest Rate Hedged, Large
Cap Core Plus, Long Online/Short Stores ETF, Managed
Futures Strategy ETF, MSCI EAFE Dividend Growers
ETF, MSCI Emerging Markets Dividend Growers ETF,
MSCI Europe Dividend Growers ETF, MSCI Transforma-
tional Changes ETF, Online Retail ETF, Pet Care ETF,
Russell 2000 Dividend Growers ETF, Russell
U.S. Dividend Growers ETF, S&P500® Bond ETF,
S&P500® Dividend Aristocrats ETF, S&P500® Ex-Energy
ETF, S&P500® Ex-Financials ETF, S&P500® Ex-Health
Care ETF, S&P500® Ex-Technology ETF, S&P MidCap
400 Dividend Aristocrats ETF, and S&P Technology
Dividend Aristocrats ETF.

GENERAL INFORMATION ABOUT THE TRUST
ProShares Trust (the Trust) is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized on May 29, 2002 and consists of multiple series, including the 115 Funds listed on the front cover of this SAI.
Each Fund, except for the Matching Funds and the Actively Managed Funds, is “Geared”. Each Geared Fund is designed to seek daily investment results, before fees and expenses, that correspond to the performance of the inverse (-1x), multiple (2x or 3x), or inverse multiple (-2x or -3x) of the daily performance of an index for a single day, not for any other period (for purposes of this SAI, the term “index” includes the Merrill Lynch Factor Model—Exchange Series benchmark). The Short ProShares Funds (i.e., the Geared Funds that have the prefix “Short”, “UltraShort” or “UltraPro Short” in their names) are designed to correspond, before fees and expenses, to the inverse of the daily performance or an inverse multiple of the daily performance, as applicable, of an index. The Ultra ProShares Funds (i.e., the Geared Funds that have the prefix “Ultra” or UltraPro” in their names) are designed to correspond, before fees and expenses, to a multiple of the daily performance of an index. Each Geared Fund seeks to achieve its stated objective for a single day only. A “single day” is measured from the time a Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation.
Each Matching Fund and Actively Managed Fund seeks to achieve its stated investment objective both on a single day and over time.
Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (the “Board”) of the Trust, without the approval of Fund shareholders. Each Fund based on an index or benchmark reserves the right to substitute a different index or benchmark for its current index or benchmark, without the approval of that Fund’s shareholders. Other funds may be added in the future. Each Fund, except for the Diversified Funds, is a non-diversified management investment company.
Each Fund is an exchange-traded funds (“ETFs”) and the shares of each Fund (“Shares”) are listed on NYSE Arca, The Nasdaq Stock Market or the BZX Exchange, (each, an “Exchange”) as set forth on the cover of this SAI. The Shares trade on the relevant Exchange at market prices that may differ to some degree from the Shares’ NAVs. Each Fund issues and redeems Shares on a continuous basis at NAV in large, specified numbers of Shares called “Creation Units.” Creation Units of each Fund is issued and redeemed in-kind for securities and an amount of cash or entirely in cash, in each case at the discretion of ProShare Advisors LLC (“ProShare Advisors”). Except when aggregated in Creation Units, Shares cannot be purchased from and are not redeemable securities of each Fund. Retail investors, therefore, generally will not be able to purchase or redeem the Shares directly. Rather, most retail investors will purchase and sell Shares in the secondary market with the assistance of a broker. Reference is made to each Prospectus for a discussion of the investment objectives and policies of each Fund. The discussion below supplements, and should be read in conjunction with, each Prospectus.
Portfolio management is provided to each Fund by ProShare Advisors, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814.
The investment restrictions of each Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of each Fund not specified as fundamental (including the index of a Fund) may be changed by the Board without the approval of shareholders.
It is the policy of the Geared Funds and Matching Funds to pursue their investment objectives of correlating with their indices regardless of market conditions, to attempt to remain nearly fully invested and not to take defensive positions.
The investment techniques and strategies discussed below may be used by a Fund if, in the opinion of ProShare Advisors, the techniques or strategies may be advantageous to the Fund. A Fund may reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a Fund, will result in the achievement of the Fund’s objectives. Also, there can be no assurance that a Fund will grow to, or maintain, an economically viable size, and management may determine to liquidate a Fund at a time that may not be opportune for shareholders.
As a general matter, the Short ProShares Funds respond differently in response to market conditions than the Matching ProShares Funds, the Ultra ProShares Funds, or the Actively Managed Funds. The terms “favorable market conditions” and “adverse market conditions,” as used in this SAI, are Fund-specific. Market conditions should be considered favorable to a Fund when such conditions make it more likely that the value of an investment in that Fund will increase. Market conditions should be considered adverse to a Fund when such conditions make it more likely that the value of an investment in that Fund will decrease. For example, market conditions that cause the level of the S&P 500® to rise are considered “favorable” to the Ultra S&P500® and are considered “adverse” to the Short S&P500®.
FUND NAME CHANGES
Over the past five years, the following Funds have undergone name changes:
Prior Fund Name	Current Fund Name	Effective Date of Name Change
ProShares 30 Year TIPS/TSY Spread	ProShares Inflation Expectations ETF	May 5, 2016
EXCHANGE LISTING AND TRADING
There can be no assurance that the requirements of an Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. An Exchange may remove a Fund from listing under certain circumstances.
As in the case of all equities traded on an Exchange, the brokers’ commission on transactions in a Fund will be based on negotiated commission rates at customary levels for retail customers.
In order to provide current Share pricing information, an Exchange disseminates an updated Indicative Optimized Portfolio Value (“IOPV”) for each Fund. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no warranty as to the accuracy of the IOPVs. IOPVs are expected to be disseminated on a per Fund basis every 15 seconds during regular trading hours of an Exchange.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS
GENERAL
Each Geared or Matching Fund may consider changing its index at any time, including if, for example: the current index becomes unavailable; the Board believes that the current index no longer serves the investment needs of a majority of shareholders or that another index may better serve their needs; or the financial or economic environment makes it difficult for the Fund’s investment results to correspond sufficiently to its current index. If believed appropriate, a Fund may specify an index for itself that is “leveraged” or proprietary.
There can be no assurance that a Fund or index will achieve its objective. ProShare Advisors primarily uses a passive or mathematical approach to determine the investments a Matching Fund makes and techniques it employs. While ProShare Advisors attempts to minimize any “tracking error,” certain factors tend to cause a Matching Fund’s investment results to vary from a perfect correlation to its index, as applicable. See “Special Considerations” below for additional details.
For purposes of this SAI, the word “invest” refers to a Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct and indirect investments in securities and other instruments. For example, a Fund typically invests indirectly in securities or instruments by using financial instruments with economic exposure similar to those securities or instruments.
Additional information concerning a Fund, its investment policies and techniques, and the securities and financial instruments in which it may invest is set forth below.
NAME POLICIES
The Funds subject to the SEC “names rule” (Rule 35d-1 under the 1940 Act) have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their assets exposed to the types of securities suggested by their name and/or investments with similar economic characteristics. Such direct or inverse exposure may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics. For the purposes of each such investment policy, “assets” includes a Fund’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a Fund’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the Fund’s books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board has adopted a non-fundamental policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s name policy.
While the DJ Brookfield Global Infrastructure ETF and the Global Listed Private Equity ETF anticipate that, under normal market conditions, each Fund will invest primarily (i.e., at least 40% of its “assets” as defined above) in securities issued by issuers organized or located outside the United States (“foreign issuers”), to the extent that foreign issuers ever comprise less than 40% of such Fund’s assets for an extended period of time (i.e., six months), the Fund will take steps to: (i) either change its name; or (ii) change its benchmark.
DEBT INSTRUMENTS
Below is a description of various types of money market instruments and other debt instruments that a Fund may utilize for investment purposes, as “cover” for other investment techniques such Fund employs, or for liquidity purposes. Other types of money market instruments and debt instruments may become available that are similar to those described below and in which a Fund also may invest consistent with their investment goals and policies. Each Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.
Money Market Instruments
To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, floating and variable rate notes, commercial paper, certificates of deposit, time deposits, bankers’ acceptances or repurchase agreements and other short-term liquid instruments secured by U.S. government securities. Each Fund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.
U.S. Government Securities
A Fund may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques employed, or for liquidity purposes.
U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance: U.S. Treasury bills, which have initial maturities of one year or less; U.S. Treasury notes, which have initial maturities of one to ten years; and U.S. Treasury bonds, which generally have initial maturities of greater than ten years. In addition, U.S. government securities include Treasury Inflation-Protected Securities (“TIPS”). TIPS are inflation-protected public obligations of the U.S. Treasury. These securities are designed to provide inflation protection to investors. TIPS are income generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index such as the Consumer Price Index. A fixed-coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. In addition, TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.
Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.
Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a Fund’s portfolio investments in these securities.
Floating and Variable Rate Notes
Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a Fund’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a Fund’s income when interest rates fall. Of course, a Fund’s income from its floating and variable rate investments also may increase if interest rates rise.
Commercial Paper
Commercial paper is a short-term unsecured promissory note issued by businesses such as banks, corporations, finance companies and other issuers generally to finance short-term credit needs. Issuers may use commercial paper to finance accounts receivable or to meet short-term liabilities. Commercial paper generally has a fixed maturity of no more than 270 days and may trade on secondary markets after its issuance.
Mortgage-Backed Securities
A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each Fund may invest in mortgage-backed securities, as “cover” for the investment techniques employed. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or the Federal Home Loan Mortgage Corporation (“FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.
Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by appreciation in home values, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
OTHER FIXED INCOME SECURITIES
Each Fund may invest in a wide range of fixed income securities, which may include foreign sovereign, sub-sovereign and supranational bonds, as well as any other obligations of any rating or maturity such as foreign and domestic investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Group (“S&P”) or Baa or better by Moody’s Investor Services (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.
Foreign Sovereign, Sub-Sovereign, Quasi Sovereign and Supranational Securities. A Fund may invest in fixed-rate debt securities issued by: non-U.S. governments (foreign sovereign bonds); local governments, entities or agencies of a non-U.S. country (foreign sub-sovereign bonds); corporations with significant government ownership (“Quasi-Sovereigns”); or two or more central governments or institutions (supranational bonds). These types of debt securities are typically general obligations of the issuer and are typically guaranteed by such issuer. Despite this guarantee, such debt securities are subject to default, restructuring or changes to the terms of the debt to the detriment of security holders. Such an event impacting a security held by a Fund would likely have an adverse impact on the Fund’s returns. Also, due to demand from other investors, certain types of these debt securities may be less accessible to the capital markets and may be difficult for a Fund to source. This may cause a Fund, at times, to pay a premium to obtain such securities for its own portfolio. For more information related to foreign sovereign, sub-sovereign and supranational securities, see “Foreign Securities” and “Exposure to Securities or Issuers in Specific Foreign Countries or Regions” above.
Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
Junk Bonds. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but the higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed income security may affect the value of these investments. Each Fund will not necessarily dispose of a security when its rating is reduced below the rating it had at the time of purchase. However, ProShare Advisors will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objective.
Covered Bonds. A Fund may invest in covered bonds, which are debt securities issued by banks or other credit institutions that are backed by both the issuing institution and underlying pool of assets that compose the bond (a “cover pool”). The cover pool for a covered bond is typically composed of residential or commercial mortgage loans or loans to public sector institutions. A covered bond may lose value if the credit rating of the issuing bank or credit institution is downgraded or the quality of the assets in the cover pool deteriorates.
Unrated Debt Securities. A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as that of any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
EQUITY SECURITIES Not applicable to the Inflation Expectations ETF
A Fund may invest in equity securities. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and a Fund is particularly sensitive to these market risks.
Investments in equity securities by each of the Managed Futures Strategy ETF and the K-1 Free Crude Oil Strategy ETF will be limited to investments in its respective Subsidiary (as defined below).
FOREIGN SECURITIES Not applicable to the Inflation Expectations ETF
A Fund may invest in foreign issuers, securities traded principally in securities markets outside the United States, U.S.-traded securities of foreign issuers and/or securities denominated in foreign currencies (together “foreign securities”). Also, each Fund may seek exposure to foreign securities by investing in Depositary Receipts (discussed below). Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. Further, the growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.
In addition, the securities of some foreign governments, companies and markets are less liquid, and may be more volatile, than comparable securities of domestic governments, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A Fund also may be affected by different settlement practices or delayed settlements in some foreign markets. Moreover, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers. Additionally, U.S. investors may be prohibited from investing in securities issued by companies in certain foreign countries. This could negatively impact a Fund’s ability to sell securities or other financial instruments as needed. Such action may impair the value or liquidity of securities and negatively impact the Fund.
A Fund’s foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors.
A Fund may value its financial instruments based upon foreign securities by using the market prices of domestically-traded financial instruments with comparable foreign securities market exposure.
Exposure to Securities or Issuers in Specific Foreign Countries or Regions
A Fund may focus its investments in particular foreign geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of a Fund may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, a Fund with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, a Fund may have an investment focus in a foreign country or region that is an emerging market and, therefore, are subject to heightened risks relative to a Fund that focuses its investments in more developed countries or regions.
Exposure to Foreign Currencies
Each Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, including “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a Fund invests in such currencies, that Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. Additionally, recent issues associated with the euro may have adverse effects on non-U.S. investments generally and on currency markets. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on
U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

Depositary Receipts
A Fund may invest in depositary receipts. Depositary receipts are receipts, typically issued by a financial institution, which evidence ownership of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”).
ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter (“OTC”), are issued by domestic banks. In general, there is a large, liquid market in the United States for many ADRs. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S., however, a Fund may avoid certain risks related to investing in foreign securities on non-U.S. markets.
GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.
NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries that do not restrict the trading of their stocks on other nations’ exchanges. Each Fund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.
A Fund may invest in both sponsored and unsponsored depositary receipts. Certain depositary receipts, typically those designated as “unsponsored,” require the holders thereof to bear most of the costs of such facilities, while issuers of “sponsored” facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.
Unsponsored ADR programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored ADR. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored ADRs, and the price of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer and/or there may be no correlation between available information and the market value.
Foreign Currencies and Related Transactions
Costs of Hedging. When a Fund purchases a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share. A Fund may enter into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires a Fund to deliver a foreign currency.
The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if ProShare Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Under definitions adopted by the CFTC and the SEC, many non-deliverable foreign currency forwards are considered swaps for certain purposes. These changes are expected to reduce counterparty risk as compared to bilaterally negotiated contracts.
FORWARD CONTRACTS
A Fund may enter into forward contracts to attempt to gain exposure to an index or asset, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the other party a fixed price for an agreed-upon amount of an underlying asset or the cash value of the underlying asset at an agreed-upon date. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities. Forward contracts that cannot be terminated in the ordinary course of business within seven days at approximately the amount at which a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. A Fund will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to any forward contract will typically be a major, global financial institution. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws and proceedings in the event of the counterparty’s bankruptcy or insolvency, which could affect the Fund’s rights as a creditor and ability to enforce the remedies provided in the applicable contract.
The Managed Futures Strategy ETF and the K-1 Free Crude Oil Strategy ETF may each invest in forward contracts where commodities are the underlying asset.
Depending on the structure of the contract and the underlying assets, forward contracts may be unregulated, regulated as securities transactions under the securities laws, or regulated as “swaps” under Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and related SEC and CFTC rules thereunder.
FORWARD CURRENCY CONTRACTS
A Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts are generally structured in one of two ways: (1) on a “non-deliverable” basis in cash settlement (i.e., the parties settle at termination in a single currency based on then-current exchange rates) or (2) by actual delivery of the relevant currency or currencies underlying the forward currency contract.
A Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
For hedging purposes, a Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
A Fund is not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code. A Fund generally does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
With respect to forward currency contracts entered into in connection with purchases or sales of securities, at or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If a Fund engages in offsetting transactions, the Fund will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
Because a Fund invests in cash instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although the Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers may realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.
Although forward currency contracts may be used by a Fund to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if a Fund had not entered into these transactions. Even if ProShare Advisors correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a Fund’s position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a Fund’s forwards and currency positions may be caused by differences between the futures and currency markets.
These transactions also involve the risk that a Fund may lose its margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom the Fund has an open forward position defaults or becomes bankrupt.
FUTURES CONTRACTS AND RELATED OPTIONS
Futures in General
Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
The Managed Futures Strategy ETF and the K-1 Free Crude Oil Strategy ETF may each invest in cash-settled futures contracts where commodities are the underlying asset. The Managed Futures Strategy ETF and the K-1 Free Crude Oil Strategy ETF intend to achieve this exposure through investment in the ProShares Cayman Portfolio I and the ProShares Cayman Crude Oil Portfolio, respectively, which may invest in futures contracts and options thereon.
Each Fund generally engages in closing or offsetting transactions before final settlement of a futures contract wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.
Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment. A Fund may engage in related closing transactions with respect to options on futures contracts. A Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).
All of a Fund’s transactions in futures and options on futures will be entered into through a futures commission merchant (or “FCM”) regulated by the CFTC or under a foreign regulatory regime that has been recognized as equivalent by the CFTC. Under U.S. law, an FCM is the sole type of entity that may hold collateral in respect of cleared futures (and options thereon) and cleared swaps. All futures (and options thereon) entered into by a Fund will be cleared by a clearing house that is regulated by the CFTC or under a foreign regulatory regime that has been recognized as equivalent by the CFTC.
Options on Futures
When a Fund purchases a put or call option on a futures contract, the Fund pays a “premium” (i.e., an amount in addition to the value of the underlying contract in relation to the exercise price of the option) for the right to sell (in the case of a put) or purchase (in the case of a call) the underlying futures contract for a specified price upon exercise at any time during the option period. When a Fund sells (or “writes”) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.
Futures Margin Requirements
Upon entering into a futures contract, each Fund will be required to deposit with its FCM an amount of cash or cash equivalents equal to a small percentage of the contract’s value (these amounts are subject to change by the FCM or clearing house through which the trade is cleared). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. A party to a futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Credit risk of market participants with respect to futures is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. An FCM is generally obligated to segregate all funds received from customers with respect to customer futures positions from the FCM’s proprietary assets. However, all funds and other property received by an FCM from its customers are generally held by the FCM on a commingled basis in an omnibus account, and the FCM may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s FCM, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the FCM’s customers for a relevant account class. Also, the FCM is required to transfer to the clearing house the amount of margin required by the clearing house for futures positions, which amounts are generally held in an omnibus account at the clearing house for all customers of the FCM. If an FCM does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM.
Covered Positions
When a Fund purchases or sells a futures contract, or buys or sells an option thereon, the Fund “covers” its position. To cover its position, a Fund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the Fund cash or liquid instruments (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such futures contracts. Obligations under futures contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.
Correlation Risk
The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.
Speculative Position Limits
The CFTC and domestic exchanges have established speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
“Rolling” Futures
ProShares K-1 Free Crude Oil Strategy ETF is an actively managed fund that seeks to provide total return through actively managed exposure to the West Texas Intermediate (“WTI”) crude oil futures markets. The Fund’s strategy seeks to outperform certain index based strategies by actively managing the rolling of WTI crude oil futures contracts. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. The Fund generally selects between WTI crude oil futures contracts with the three nearest expiration dates (known as the front, second and third month contracts) based on ProShare Advisors’ analysis of the liquidity and cost of establishing and maintaining such positions. Each month, the Fund generally will evaluate this strategy on or about the fifth business day of the month and may roll its position from the fifth through ninth business days into the contract month determined by the Fund’s active investment strategy.
MASTER LIMITED PARTNERSHIPS
Each Fund may invest in master limited partnerships (“MLPs”), which are commonly treated as partnerships for U.S. federal income tax purposes and publicly traded on national securities exchanges. Such MLPs are limited by the Internal Revenue Code to apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as natural gas extraction and transportation. Some real estate enterprises may also qualify as MLPs.
Investments in common units of MLPs involve risks that differ from investments in common stock. Holders of common units of MLPs have the rights typically provided to limited partners in limited partnerships and, thus, may have limited control and limited voting rights as compared to holders of a corporation’s common shares. Holders of common units may be subject to conflicts of interest with the MLP’s general partner, including those arising from incentive distribution payments. MLPs may also have limited financial resources and units may be subject to cash flow and dilution risk. In addition, investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. Accordingly, MLPs may be subject to more erratic price movements because of the underlying assets they hold. Further, a Fund’s investment in MLPs subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest.
There are also tax risks associated with investments in MLPs. While there are benefits to MLPs that are treated as partnerships for federal income tax purposes, a change to current tax law or in the underlying business of a given MLP could result in the MLP being treated as a corporation for federal income tax purposes. If the MLP were treated as a corporation, the MLP would be required to pay federal income tax on its taxable income, which would reduce the amount of cash available for distribution by the MLP. In addition, because MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying related taxes may adversely impact the Fund’s return.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.
INVESTMENTS IN OTHER INVESTMENT COMPANIES
A Fund may invest in other investment companies, including ETFs and unit investment trusts (“UITs”), to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC. If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Because most ETFs are investment companies, absent exemptive relief or reliance on an applicable exemptive statute or rule, a Fund’s investments in such investment companies generally would be limited under applicable federal statutory provisions. Those provisions typically restrict a Fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain ETFs in excess of the statutory limit in reliance on an exemptive order issued by the SEC to those entities or pursuant to statutory or exemptive relief and pursuant to procedures approved by the Board provided that the Fund complies with the conditions of the exemptive relief, as they may be amended from time to time, and any other applicable investment limitations.
REAL ESTATE INVESTMENT TRUSTS
A Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property, while mortgage REITs invest in construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and failing to maintain exempt status under the 1940 Act.
SECURITIES AND INDEX OPTIONS
Each Fund may buy and write (sell) options on securities, indexes and other assets for the purpose of realizing its investment objective. Options may settle in cash or settle by a delivery of securities or other assets underlying the options.
Physically Settled Options
By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing (selling) a call option a Fund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised; conversely, by buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised.

Cash-Settled Options
Cash-settled options give the holder (purchaser) of an option the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the value of the underlying asset (or closing level of the index, as the case may be) upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the value of the underlying asset (or closing price level of the index, as the case may be) and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.
Exercise of Options
During the term of an option on securities, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price (or, in certain types of options, make a cash equivalent payment). This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction.
Cleared Options
In the case of cleared options, in order to secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), a clearing agency created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees performance by the other side of the transaction. Pursuant to relevant regulatory requirements, a Fund is required to agree in writing to be bound by the rules of the OCC. When writing call options on an asset, a Fund may cover its position by owning the underlying asset on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying asset, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When a Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a Fund to write call options on assets held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.
If a Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.
Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Options Position Limits
Securities self-regulatory organizations (general, the exchanges and FINRA) have established limitations governing the maximum number of call or put options of certain types that may be bought or written (sold) by a single investor, whether acting alone or in concert with others. These position limits may restrict the number of listed options which a Fund may buy or sell. While a Fund is not directly subject to these rules, as a result of rules applicable to the broker-dealers with whom a Fund transacts in options, they are required to agree in writing to be bound by relevant position limits.
Index Options
Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of prices for specific underlying assets generally or, in the case of certain indexes, in an industry or market segment. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in the underlying securities or other options and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying assets not otherwise covered.
INVESTMENT IN A SUBSIDIARY
Each of Managed Futures Strategy ETF and the K-1 Free Crude Oil Strategy ETF (each, a “Parent Fund”) intends to achieve commodity exposure through investment in the ProShares Cayman Portfolio I or the ProShares Cayman Crude Oil Portfolio, respectively, each a wholly-owned subsidiary of its respective Parent Fund (each, a “Subsidiary”) organized under the laws of the Cayman Islands. Each Parent Fund’s investment in its respective Subsidiary is intended to provide such Parent Fund with exposure to commodity and financial markets in accordance with applicable rules and regulations. Each Subsidiary may invest in derivatives, including futures, forwards, option and swap contracts, notes and other investments intended to serve as margin or collateral or otherwise support the Subsidiary’s derivatives positions. Neither Subsidiary is registered under the 1940 Act, and neither Subsidiary will have all of the protections offered to investors in

RICs. The Board, however, has oversight responsibility for the investment activities of each Parent Fund, including its investment in its respective Subsidiary, and the Parent Fund’s role as the sole shareholder of the Subsidiary.
Changes in the laws of the United States and/or the Cayman Islands, under which the Parent Funds and the Subsidiaries are organized, respectively, could result in the inability of a Parent Fund and/or its respective Subsidiary to operate as described in this SAI and could negatively affect a Parent Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, Parent Fund shareholders would likely suffer decreased investment returns. See “Taxation” below for more information.
The financial statements of each Subsidiary will be consolidated with its respective Parent Fund’s financial statements in the Parent Fund’s Annual and Semi-Annual Reports.
SWAPS
General
A Fund may enter into swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset, or to hedge a position including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or the increase/decrease in, value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities.
Each Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, the Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. The Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which, the specified asset or indicator would decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.
As a result, the swap has a similar economic effect as if the Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. However, unlike cash investments in the underlying assets, the Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.
As a trading technique, ProShare Advisors may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities. A Short Fund may also enter into swaps that provide the opposite return of their benchmark or a security. Their operations are similar to that of the swaps discussed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions.

The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.
ProShare Advisors, under the supervision of the Board, is responsible for determining and monitoring the liquidity of each Fund’s transactions in swaps.
Common Types of Swaps
A Fund may enter into any of several types of swaps, including:
Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for the Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.
Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.
Credit Default Swaps (“CDS”): A CDS generally references one or more debt securities or reference entities. The protection “buyer” in a CDS is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default in payments of interest or principal on bonds, has occurred in respect of the reference entity or assets. If a credit event occurs, the seller generally must pay the buyer: (a) the full notional value of the swap; or (b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default.
Other Swaps. Other forms of swaps that a Fund may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Commodity Swaps. The Managed Futures Strategy ETF and the K-1 Free Crude Oil Strategy ETF also may invest in commodity swaps. Commodity swaps may be used either as substitutes for owning a specific physical commodities or as a means of obtaining exposure in markets where a reference commodity is unavailable or may otherwise be impossible or impracticable for the Fund to own that asset.
Mechanics of a Fund’s Swaps
Payments. Most swaps entered into by a Fund (but generally not CDS) calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps, such as CDS, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity.
A Fund’s current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date.
In connection with CDS in which a Fund is a “buyer,” the Fund will segregate or earmark cash or assets determined to be liquid by ProShare Advisors, with a value at least equal to the Fund’s maximum potential exposure under the swap (e.g., any accrued but unpaid net amounts owed by the Fund to any clearinghouse counterparty). In connection with CDS in which a Fund is a “seller”, however, the Fund will segregate or earmark cash or assets determined to be liquid by ProShare Advisors, with a value at least equal to the full notional amount of the swap (minus any variation margin or amounts owed to the Fund under an offsetting cleared transaction). This segregation or earmarking is intended to ensure that a Fund has assets available to satisfy its potential obligations with respect to the transaction. Each Fund reserves the right to modify its asset segregation policies in the future, including modifications to comply with any changes in the positions articulated by the SEC or its staff regarding asset segregation. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the Fund and ProShare Advisors believe that these transactions do not constitute “senior securities” within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. Swaps that cannot be terminated in the ordinary course of business within seven days at approximately the amount a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations.
Counterparty Credit Risk. A Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless ProShare Advisors believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund’s ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral, and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to

“bail-in” risk under applicable law whereby, if required by the financial institution’s authority, the financial institution’s liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Upon entering into a cleared swap, a Fund is required to deposit with its FCM an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the FCM or clearing house through which the trade is cleared). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin” to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.
A party to a cleared swap is subject to the credit risk of the clearing house and the FCM through which it holds its position. Credit risk of market participants with respect to cleared swaps is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. An FCM is generally obligated to segregate all funds received from customers with respect to cleared swap positions from the FCM’s proprietary assets. However, all funds and other property received by an FCM from its customers are generally held by the FCM on a commingled basis in an omnibus account, and the FCM may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s FCM, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the FCM’s customers for a relevant account class. Also, the FCM is required to transfer to the clearing house the amount of margin required by the clearing house for cleared swaps positions, which amounts are generally held in an omnibus account at the clearing house for all customers of the FCM. Regulations promulgated by the CFTC require that the FCM notify the clearing house of the amount of initial margin provided by the FCM to the clearing house that is attributable to each customer. However, if the FCM does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, if an FCM does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by an FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM.
Termination and Default Risk. Certain of the Fund’s swap agreements contain termination provisions that, among other things, require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the swaps could elect to terminate such agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant agreement.
Regulatory Margin
In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted margin requirements applicable to uncleared swaps. While a Fund is not directly subject to these requirements, where a Fund’s counterparty is subject to the requirements, uncleared swaps between a Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of margin, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless the relevant Fund is in default on its obligations to the swap counterparty.
In addition to the variation margin requirements, regulators have adopted “initial” margin requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any “variation margin” collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). At this time, the initial margin rules do not apply to a Fund’s swap trading relationships. However, the rules are being implemented on a phased basis, and in the near future, the rules may apply to a Fund. In the event that the rules apply, they would impose significant costs on such a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect ProShare Advisors’ ability to manage the Fund, may impair a Fund’s ability to achieve its investment objective and/or may result in reduced returns to the Fund’s investors.
Risks of Government Regulation of Derivatives
It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.
The regulation of swaps in the U.S., the European Union (“EU”) and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd- Frank Act”), have resulted in new regulation of swap agreements, including clearing, margin reporting, recordkeeping and registration requirements for certain types of swaps contracts and other derivatives, including among others interest rate swaps and credit default swaps. Because these requirements are new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner that ProShare Advisors might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.
Also, as described above, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU, governmental authorities could reduce, eliminate or convert to equity the liabilities to a Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).
In addition, the SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that a Fund may be unable to implement its investment strategy.
These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement for certain swaps has increased the costs of derivatives transactions for a Fund, since a Fund has to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on a Fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose a Fund to new kinds of risks and costs.
BORROWING
Each Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Consistent with the requirements of the 1940 Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund is authorized to pledge portfolio securities as ProShare Advisors deems appropriate in connection with any borrowings.
Notwithstanding the guidelines set forth above, S&P 500® Dividend Aristocrats ETF, S&P Midcap 400 Dividend Aristocrats ETF, Russell 2000 Dividend Growers ETF, and DJ Brookfield Global Infrastructure ETF will not borrow money for investment purposes. Each of these Funds may borrow money as a temporary measure for extraordinary or emergency purposes, including to meet redemption requests or to facilitate the settlement of securities or other transactions, in an amount up to 10% of its respective net assets.
Each Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, under current pronouncements, to the extent a Fund “covers” its repurchase obligations, as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that Fund.
Obligations under futures contracts, forward contracts and swap agreements that are similarly covered will not be considered “senior securities” and, therefore, will not be subject to the 300% asset coverage requirement.

CASH RESERVES
In seeking to achieve its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.
REPURCHASE AGREEMENTS
Each Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. Each Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with a Fund will be monitored by ProShare Advisors. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total net assets. The investments of each Fund in repurchase agreements at times may be substantial when, in the view of ProShare Advisors, liquidity, investment, regulatory, or other considerations so warrant.
Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.
REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements as part of its investment strategy, which may be viewed as a form of borrowing. Reverse repurchase agreements involve sales by a Fund of portfolio assets for cash concurrently with an agreement by the Fund to repurchase those same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and a Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so. A Fund will segregate with its custodian bank cash or liquid instruments equal in value to the Fund’s obligations with respect to reverse repurchase agreements.
SHORT SALES
A Fund may engage in short sales transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.
A Fund may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked-to-market daily.
A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale.
The Short QQQ®, the UltraShort QQQ®, the UltraPro Short QQQ®, the Ultra QQQ® and the UltraPro QQQ® Funds will not sell short the equity securities of issuers contained in the Nasdaq-100 Index. The UltraShort and the Ultra Nasdaq Biotechnology Funds will not sell short the securities of issues contained in the Nasdaq Biotechnology Index.
SECURITIES LENDING
Each Fund may lend securities to brokers, dealers and financial organizations in exchange for collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each loan will be secured continuously by collateral in the form of cash, Money Market Instruments or U.S. Government securities. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the Fund in connection with these loans may be reinvested in a variety of short-term investments. A Fund may incur fees and expenses in connection with the reinvestment of cash collateral. For loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. A Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities on loan pass to the borrower, such loans may be recalled so that the securities may be voted by the Fund if a material event affecting the Fund’s investment in the securities on loan is to occur. Loans are subject to termination by the Fund or the borrower at any time. Not all Funds may participate in securities lending at any given time. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received).

Securities lending involves exposure to certain risks, including “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A Fund could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan.
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place a number of days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed- delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. Each Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, it determines that more than 15% of the Fund’s net assets would be invested in illiquid securities. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.
CYBERSECURITY
With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a Fund’s third -party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities in which each Fund invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While each Fund has established business continuity plans and systems to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by issuers in which a Fund invests.
ILLIQUID SECURITIES
Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933 (the “1933 Act”), but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. Securities generally will be considered “illiquid” if the Fund reasonably expects the security cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when ProShare Advisors considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.
The SEC has adopted Rule 22e-4 under the 1940 Act, which requires each Fund to adopt a liquidity risk management program to assess and manage its liquidity risk. Under its program, a Fund will be required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. Each Fund does not expect Rule 22e-4 to have a significant effect on investment operations. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and it may not reduce the liquidity risk inherent in a Fund’s investments.
Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The staff of the SEC has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The SEC staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a Fund to ProShare Advisors. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such an event, appropriate remedies will be considered in order to minimize the effect on the Fund’s liquidity.
MATCHING FUNDS
Each Fund seeks performance that corresponds to the performance of an index. There is no guarantee or assurance that the methodology used to create any index will result in a Fund achieving positive returns. Any index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in level or performance. In addition, each Fund may be subject to the risk that an index provider may not follow its stated methodology for determining the level of the index and/or achieve the index provider’s intended performance objective.
MANAGEMENT
There may be circumstances outside the control of ProShare Advisors, the Trust, the Administrator (as defined below), the transfer agent, the Custodian (as defined below), any sub-custodian, the Distributor (as defined below), and/or a Fund that make it, for all practical purposes, impossible to re-position such Fund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while ProShare Advisors has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent a Fund from being operated in a manner consistent with its investment objective and/or principal investment strategies.
NON-DIVERSIFIED STATUS
Each Fund, except for the Diversified Funds, is a “non-diversified” series of the Trust. A Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Notwithstanding each Fund’s status as a “non-diversified” investment company under the 1940 Act, each Fund intends to qualify as a RIC accorded special tax treatment under the Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. A Fund’s ability to pursue its investment strategy may be limited by that Fund’s intention to qualify as a RIC and its strategy may bear adversely on its ability to so qualify. For more details, see “Taxation” below. With respect to a “non-diversified” Fund, a relatively high percentage of such a Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.
MARKET DISRUPTION AND GEOPOLITICAL RISK
War, terrorism, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, the U.S. has imposed economic sanctions, which consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. These sanctions, any additional sanctions or intergovernmental actions, or even the threat of further sanctions, may result in a decline of the value and liquidity of securities in affected countries, a weakening of the affected countries’ currencies or other adverse consequences to their respective economies. Sanctions impair the ability of a Fund to buy, sell, receive or deliver those securities and/or assets that are within the scope of the sanctions.
PORTFOLIO TURNOVER
Each Fund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the Fund’s investors. A Fund’s portfolio turnover may vary from year to year, as well as within a year. The nature of a Fund may cause a Fund to experience substantial differences in brokerage commissions from year to year. The overall reasonableness of brokerage commissions is evaluated by ProShare Advisors based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. High portfolio turnover and correspondingly greater brokerage commissions depend, to a great extent, on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategies. Consequently, it is difficult to estimate what each Fund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by a Fund from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by a Fund. The nature of a Fund may cause a Fund to experience substantial differences in brokerage commissions from year to year. The overall reasonableness of brokerage commissions is evaluated by ProShare Advisors based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including swap agreements, options and futures contracts in which a Fund invests, are excluded from the calculation of Portfolio Turnover

Rate for each Fund. For those Funds that commenced operations prior to May 31, 2020, each such Fund’s turnover rate information is set forth in the annual report to shareholders. Portfolio turnover rates are also shown in each Fund’s summary prospectus.
For the fiscal year ended May 31, 2020, the increase in the portfolio turnover rate for K-1 Free Crude Oil Strategy ETF was the result of a change in the investment strategy, an increase in market volatility and significant creation and redemption activity during the year.
SPECIAL CONSIDERATIONS
To the extent discussed herein and in the Prospectus, each Fund present certain risks, some of which are further described below.
TRACKING AND CORRELATION
Several factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark. Among these factors are: (i) a Fund’s fees and expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (ii) less than all of the securities underlying a Fund’s benchmark being held by the Fund and/or securities not included in its benchmark being held by a Fund; (iii) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts, and the performance of the underlying securities in a benchmark; (iv) bid-ask spreads (the effect of which may be increased by portfolio turnover); (v) holding instruments traded in a market that has become illiquid or disrupted; (vi) a Fund’s share prices being rounded to the nearest cent; (vii) changes to the benchmark that are not disseminated in advance; (viii) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (ix) limit-up or limit-down trading halts on options or futures contracts which may prevent a Fund from purchasing or selling options or futures contracts; (x) early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; and (xi) fluctuations in currency exchange rates.
Also, because each Fund engages in daily rebalancing to position its portfolio so that its exposure to its index is consistent with the Fund’s daily investment objective, disparities between estimated and actual purchases and redemptions of the Fund may cause the Fund to be under- or overexposed to its benchmark. This may result in greater tracking and correlation error.
Furthermore, each Geared Fund has an investment objective to seek daily investment results, before fees and expenses, that correspond to the performance of the inverse (-1x), multiple (2x or 3x), or inverse multiple (-2x or -3x) of the daily performance of an index for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation. A Geared Fund is subject to the correlation risks described above. In addition, while a close correlation of a Fund to its benchmark may be achieved on any single day, the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount and possibly even direction from the inverse (-1x), multiple (2x or 3x), or inverse multiple (-2x or -3x) of the daily return of the Fund’s index for the same period, before accounting for fees and expenses, as further described in the Prospectus and below.
LEVERAGE
Certain Geared Funds intend to use, on a regular basis, leveraged investment techniques in pursuing its investment objective. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund’s assets. Utilization of leverage involves special risks and should be considered to be speculative. Specifically, leverage creates the potential for greater gains to Fund shareholders during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAVs of a Fund’s Shares. Leverage may also involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Fund to pay interest which would decrease the Fund’s total return to shareholders. If Geared Funds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the Fund not been leveraged.
SPECIAL NOTE REGARDING THE CORRELATION RISKS OF GEARED FUNDS Not applicable to Matching Funds and the Actively Managed Funds
As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of a Fund to vary from its benchmark performance times the stated multiple or inverse multiple in the Fund’s investment objective, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on the Geared Funds. Four factors significantly affect how close daily compounded returns are to longer-term benchmark returns times the fund’s multiple: the length of the holding period, benchmark volatility, whether the multiple is positive or inverse, and its leverage level. Longer holding periods, higher benchmark volatility, inverse exposure and greater leverage each can lead to returns that differ in amount, and possibly even direction, from a Geared Fund’s stated multiple times its benchmark return. As the tables below show, particularly during periods of higher benchmark volatility, compounding will cause longer term results to vary from the benchmark performance times the stated multiple in the Fund’s investment objective. This effect becomes more pronounced as volatility increases.
A Geared Fund’s return for periods longer than one day is primarily a function of the following:
•a)benchmark performance;
•b)benchmark volatility;
•c)period of time;
•d)financing rates associated with leverage or inverse exposure;
•e)other Fund expenses;
•f)dividends or interest paid with respect to securities included in the benchmark; and
•g)daily rebalancing of the underlying portfolio.
The fund performance for a Geared Fund can be estimated given any set of assumptions for the factors described above. The tables on the next five pages illustrate the impact of two factors, benchmark volatility and benchmark performance, on a Geared Fund. Benchmark volatility is a statistical measure of the magnitude of fluctuations in the returns of a benchmark and is calculated as the standard deviation of the natural logarithm of one plus the benchmark return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of benchmark performance and benchmark volatility over a one-year period. Assumptions used in the tables include: (a) no dividends paid with respect to securities included in the underlying benchmark; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage or inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.
The table below shows a performance example of a Fund that has an investment objective to correspond to the inverse (-1x) of the daily performance of an index. In the chart below, areas shaded lighter represent those scenarios where a Fund will return the same or outperform (i.e., return more than) the index performance; conversely, areas shaded darker represent those scenarios where a Fund will underperform (i.e., return less than) the index performance.

Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse (-1x) of the Daily Performance of an Index.
One Year Index Performance	Inverse (-1x) of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

The tables below shows performance examples of a Fund that has investment objective to correspond to two times (2x) and two times the inverse (-2x) of, respectively, the daily performance of an index. In the charts below, areas shaded lighter represent those scenarios where a Fund will return the same or outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely areas shaded darker represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.
Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Two Times (2x) the Daily Performance of an Index.
One Year Index Performance	Two Times (2x) One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Two Times the Inverse (-2x) of the Daily Performance of an Index.
One Year Index Performance	Two Times the Inverse (-2x) of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%

The tables below show performance examples of a Fund that has investment objectives to correspond to three times (3x) and three times the inverse (-3x) of, respectively, the daily performance of an index. In the charts below, areas shaded lighter represent those scenarios where a Fund will return the same as or outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely, areas shaded darker represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.
Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Three Times (3x) the Daily Performance of an Index.
One Year Index Performance	Three Times (3x) Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-180%	-93.6%	-93.6%	-93.8%	-94.0%	-94.3%	-94.7%	-95.1%	-95.6%	-96.0%	-96.5%	-97.0%	-97.4%	-97.8%
-55%	-165%	-90.9%	-91.0%	-91.2%	-91.5%	-91.9%	-92.4%	-93.0%	-93.7%	-94.4%	-95.0%	-95.7%	-96.3%	-96.9%
-50%	-150%	-87.5%	-87.6%	-87.9%	-88.3%	-88.9%	-89.6%	-90.5%	-91.3%	-92.3%	-93.2%	-94.1%	-95.0%	-95.8%
-45%	-135%	-83.4%	-83.5%	-83.9%	-84.4%	-85.2%	-86.2%	-87.3%	-88.5%	-89.7%	-90.9%	-92.1%	-93.3%	-94.3%
-40%	-120%	-78.4%	-78.6%	-79.0%	-79.8%	-80.8%	-82.1%	-83.5%	-85.0%	-86.6%	-88.2%	-89.8%	-91.3%	-92.7%
-35%	-105%	-72.5%	-72.7%	-73.3%	-74.3%	-75.6%	-77.2%	-79.0%	-81.0%	-83.0%	-85.0%	-87.0%	-88.9%	-90.7%
-30%	-90%	-65.7%	-66.0%	-66.7%	-67.9%	-69.6%	-71.6%	-73.8%	-76.2%	-78.8%	-81.3%	-83.8%	-86.2%	-88.4%
-25%	-75%	-57.8%	-58.1%	-59.1%	-60.6%	-62.6%	-65.0%	-67.8%	-70.8%	-73.9%	-77.0%	-80.1%	-83.0%	-85.7%
-20%	-60%	-48.8%	-49.2%	-50.3%	-52.1%	-54.6%	-57.6%	-60.9%	-64.5%	-68.3%	-72.1%	-75.8%	-79.3%	-82.6%
-15%	-45%	-38.6%	-39.0%	-40.4%	-42.6%	-45.5%	-49.1%	-53.1%	-57.5%	-62.0%	-66.5%	-71.0%	-75.2%	-79.1%
-10%	-30%	-27.1%	-27.6%	-29.3%	-31.9%	-35.3%	-39.6%	-44.3%	-49.5%	-54.9%	-60.3%	-65.6%	-70.6%	-75.2%
-5%	-15%	-14.3%	-14.9%	-16.8%	-19.9%	-24.0%	-28.9%	-34.5%	-40.6%	-46.9%	-53.3%	-59.5%	-65.4%	-70.9%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	15%	15.8%	14.9%	12.3%	8.2%	2.7%	-4.0%	-11.6%	-19.8%	-28.4%	-36.9%	-45.3%	-53.3%	-60.7%
10%	30%	33.1%	32.1%	29.2%	24.4%	18.0%	10.3%	1.6%	-7.8%	-17.6%	-27.5%	-37.1%	-46.3%	-54.8%
15%	45%	52.1%	51.0%	47.6%	42.2%	34.9%	26.1%	16.1%	5.3%	-5.9%	-17.2%	-28.2%	-38.6%	-48.4%
20%	60%	72.8%	71.5%	67.7%	61.5%	53.3%	43.3%	31.9%	19.7%	6.9%	-5.9%	-18.4%	-30.3%	-41.3%
25%	75%	95.3%	93.9%	89.5%	82.6%	73.2%	61.9%	49.1%	35.2%	20.9%	6.4%	-7.7%	-21.2%	-33.7%
30%	90%	119.7%	118.1%	113.2%	105.4%	94.9%	82.1%	67.7%	52.1%	35.9%	19.7%	3.8%	-11.3%	-25.4%
35%	105%	146.0%	144.2%	138.8%	130.0%	118.2%	104.0%	87.8%	70.4%	52.2%	34.0%	16.2%	-0.7%	-16.4%
40%	120%	174.4%	172.3%	166.3%	156.5%	143.4%	127.5%	109.5%	90.0%	69.8%	49.5%	29.6%	10.7%	-6.8%
45%	135%	204.9%	202.6%	195.9%	185.0%	170.4%	152.7%	132.7%	111.1%	88.6%	66.1%	44.0%	23.0%	3.5%
50%	150%	237.5%	235.0%	227.5%	215.5%	199.3%	179.8%	157.6%	133.7%	108.8%	83.8%	59.4%	36.2%	14.6%
55%	165%	272.4%	269.6%	261.4%	248.1%	230.3%	208.7%	184.3%	157.9%	130.4%	102.8%	75.9%	50.3%	26.5%
60%	180%	309.6%	306.5%	297.5%	282.9%	263.3%	239.6%	212.7%	183.6%	153.5%	123.1%	93.5%	65.3%	39.1%

Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Three Times the Inverse (-3x) of the Daily Performance of an Index
One Year Index Performance	Three Times the Inverse (-3x) of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	180%	462.5%	439.2%	371.5%	265.2%	129.1%	973.9%	810.5%	649.2%	498.3%	363.6%	248.6%	154.4%	80.2%
-55%	165%	997.4%	981.1%	933.5%	858.8%	763.2%	654.2%	539.5%	426.2%	320.2%	225.6%	144.9%	78.7%	26.6%
-50%	150%	700.0%	688.1%	653.4%	599.0%	529.3%	449.8%	366.2%	283.6%	206.3%	137.4%	78.5%	30.3%	-7.7%
-45%	135%	501.1%	492.1%	466.0%	425.1%	372.8%	313.1%	250.3%	188.2%	130.1%	78.3%	34.1%	-2.1%	-30.7%
-40%	120%	363.0%	356.1%	336.0%	304.5%	264.2%	218.2%	169.8%	122.0%	77.3%	37.4%	3.3%	-24.6%	-46.6%
-35%	105%	264.1%	258.7%	242.9%	218.1%	186.4%	150.3%	112.2%	74.6%	39.4%	8.0%	-18.8%	-40.7%	-58.0%
-30%	90%	191.5%	187.2%	174.6%	154.7%	129.3%	100.4%	69.9%	39.8%	11.6%	-13.5%	-34.9%	-52.5%	-66.4%
-25%	75%	137.0%	133.5%	123.2%	107.1%	86.5%	62.9%	38.1%	13.7%	-9.2%	-29.7%	-47.1%	-61.4%	-72.7%
-20%	60%	95.3%	92.4%	83.9%	70.6%	53.6%	34.2%	13.8%	-6.3%	-25.2%	-42.0%	-56.4%	-68.2%	-77.5%
-15%	45%	62.8%	60.4%	53.4%	42.3%	28.1%	11.9%	-5.1%	-21.9%	-37.7%	-51.7%	-63.7%	-73.5%	-81.2%
-10%	30%	37.2%	35.1%	29.2%	19.9%	7.9%	-5.7%	-20.1%	-34.2%	-47.5%	-59.3%	-69.4%	-77.7%	-84.2%
-5%	15%	16.6%	14.9%	9.8%	1.9%	-8.3%	-19.8%	-32.0%	-44.1%	-55.3%	-65.4%	-74.0%	-81.0%	-86.5%
0%	0%	0.0%	-1.5%	-5.8%	-12.6%	-21.3%	-31.3%	-41.7%	-52.0%	-61.7%	-70.3%	-77.7%	-83.7%	-88.5%
5%	-15%	-13.6%	-14.9%	-18.6%	-24.5%	-32.0%	-40.6%	-49.7%	-58.6%	-66.9%	-74.4%	-80.7%	-85.9%	-90.0%
10%	-30%	-24.9%	-26.0%	-29.2%	-34.4%	-40.9%	-48.4%	-56.2%	-64.0%	-71.2%	-77.7%	-83.2%	-87.8%	-91.3%
15%	-45%	-34.2%	-35.2%	-38.1%	-42.6%	-48.3%	-54.8%	-61.7%	-68.5%	-74.8%	-80.5%	-85.3%	-89.3%	-92.4%
20%	-60%	-42.1%	-43.0%	-45.5%	-49.4%	-54.5%	-60.2%	-66.3%	-72.3%	-77.8%	-82.8%	-87.1%	-90.6%	-93.3%
25%	-75%	-48.8%	-49.6%	-51.8%	-55.3%	-59.7%	-64.8%	-70.2%	-75.4%	-80.4%	-84.8%	-88.6%	-91.7%	-94.1%
30%	-90%	-54.5%	-55.2%	-57.1%	-60.2%	-64.2%	-68.7%	-73.5%	-78.2%	-82.6%	-86.5%	-89.8%	-92.6%	-94.8%
35%	-105%	-59.4%	-60.0%	-61.7%	-64.5%	-68.0%	-72.1%	-76.3%	-80.5%	-84.4%	-87.9%	-90.9%	-93.4%	-95.3%
40%	-120%	-63.6%	-64.1%	-65.7%	-68.2%	-71.3%	-75.0%	-78.8%	-82.5%	-86.0%	-89.2%	-91.9%	-94.1%	-95.8%
45%	-135%	-67.2%	-67.7%	-69.1%	-71.3%	-74.2%	-77.5%	-80.9%	-84.3%	-87.4%	-90.3%	-92.7%	-94.7%	-96.2%
50%	-150%	-70.4%	-70.8%	-72.1%	-74.1%	-76.7%	-79.6%	-82.7%	-85.8%	-88.7%	-91.2%	-93.4%	-95.2%	-96.6%
55%	-165%	-73.1%	-73.5%	-74.7%	-76.5%	-78.9%	-81.5%	-84.4%	-87.1%	-89.7%	-92.0%	-94.0%	-95.6%	-96.9%
60%	-180%	-75.6%	-75.9%	-77.0%	-78.7%	-80.8%	-83.2%	-85.8%	-88.3%	-90.7%	-92.8%	-94.6%	-96.0%	-97.2%

INVESTMENT RESTRICTIONS
Each Fund has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the Fund. The phrase “majority of outstanding voting securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. (All policies of each Fund not specifically identified in this SAI or its Prospectus as fundamental may be changed without a vote of the shareholders of the Fund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.
A Fund may not:
1.
Make investments for the purpose of exercising control or management.
2.
Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.
3.
Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except, further, that a Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.
4.
Issue senior securities to the extent such issuance would violate applicable law.
5.
Borrow money, except that the Fund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1∕3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.
6.
Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the 1933 Act, as amended, in selling portfolio securities.
7.
Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund’s Prospectus and SAI, as they may be amended from time to time.
8.
Except for the Managed Futures Strategy ETF and the K-1 Free Crude Oil Strategy ETF, concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that a Fund will concentrate to approximately the same extent that its index concentrates in the stocks of such particular industry or industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry. For purposes of determining whether a Fund is concentrated in an industry or group of industries, each Fund may concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark and in accordance with its investment objective and policies as disclosed in the Prospectus and SAI.
Obligations under futures contracts, forward contracts and swap agreements that are “covered” consistent with any SEC guidance, including any SEC Staff no-action or interpretive positions, will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

MANAGEMENT OF THE TRUST
THE BOARD OF TRUSTEES AND ITS LEADERSHIP STRUCTURE
The Board has general oversight responsibility with respect to the operation of the Trust and each Fund. The Board has engaged ProShare Advisors to manage each Fund and is responsible for overseeing ProShare Advisors and other service providers to the Trust and each Fund in accordance with the provisions of the federal securities laws.
The Board is currently composed of four Trustees, including three Independent Trustees who are not “interested persons” of each Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board periodically meets in executive session (with and without employees of ProShare Advisors), and holds special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.
The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Co-Founder and Chief Executive Officer of ProShare Advisors and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys and the Independent Trustees between meetings. The Chairman performs such other functions as requested by the Board from time to time. The Board does not have a lead Independent Trustee.
The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each Fund. These characteristics include, among other things, the fact that multiple series are organized under one Trust; all series of the Trust are registered investment companies; all series of the Trust have common service providers; and that the majority of the series of the Trust are geared funds, with similar principal investment strategies. As a result, the Board addresses governance and management issues that are often common to each series of the Trust. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure is unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure at least annually and believes that its structure is appropriate to enable the Board to exercise its oversight of each Fund.
The Board oversight of the Trust and each Fund extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. ProShare Advisors and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of each Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on each Fund of investments in particular securities or derivatives. As noted above, given the relatively small size of the Board, the Board determined it is not necessary to adopt a complex leadership structure in order for the Board to effectively exercise its risk oversight function.
The Board has appointed a Chief Compliance Officer (“CCO”) for the Trust (who is also the CCO for ProFund Advisors LLC). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO, and each Fund’s CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers or employees of ProShare Advisors report to the Board in the event that any material risk issues arise.
In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, each Fund’s controls over financial reporting. The Trustees, their birth date, term of office and length of time served, principal business occupations during the past five years and the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the addresses of each Trustee is: c/o ProShares Trust, 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814.
Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
William D. Fertig Birth Date: 9/56	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (115) ProFunds (112) Access One Trust (3)	Context Capital
Russell S. Reynolds III Birth Date: 7/57	Indefinite; November 2005 to present	RSR Partners, Inc. and predecessor company (Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present).	ProShares (115) ProFunds (112) Access One Trust (3)	RSR Partners, Inc.
Michael C. Wachs Birth Date: 10/61	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present).	ProShares (115) ProFunds (112) Access One Trust (3)	NAIOP (the Commercial Real Estate Development Association)
Interested Trustee and Chairman of the Board

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Michael L. Sapir** Birth Date: 5/58	Indefinite; 2002 to present	Chairman and Chief Executive Officer of ProShare Advisors (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (115) ProFunds (112) Access One Trust (3)

*
The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProShare Advisors and any registered investment companies that have an investment adviser that is an affiliated person of ProShare Advisors. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.
**
Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in ProShare Advisors.
The Board was formed in 2002, prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve as the Board’s initial trustees prior to the Trust’s operations. Mr. Fertig was added in June 2011. Each Trustee was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In addition to their years of service as Trustees to ProFunds and Access One Trust, and gathering experience with funds with investment objectives and principal investment strategies similar to series of the Trust, each individual brings experience and qualifications from other areas. In particular, Mr. Reynolds has significant senior executive experience in the areas of human resources, recruitment and executive organization; Mr. Wachs has significant experience in the areas of investment and real estate development; Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney; and Mr. Fertig has significant experience in the areas of investment and asset management.
COMMITTEES
The Board has established an Audit Committee to assist the Board in performing oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds, Wachs and Fertig. Among other things, the Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee met six times, and the Board of Trustees met four times.
TRUSTEE OWNERSHIP
Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of 12/31/2019.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	over $100,000	over $100,000
Russell S. Reynolds III, Trustee	$10,001-$50,000	$10,001-$50,000
Michael C. Wachs, Trustee	none	$10,001-$50,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	none	over $100,000
As of September 14, 2020, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any series of the Trust.
COMPENSATION OF TRUSTEES
Each Independent Trustee is paid a $185,000 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $10,000 for attendance at each quarterly in-person meeting of the Board of Trustees, $3,000 for attendance at each special meeting of the Board of Trustees, and $3,000 for attendance at telephonic meetings. Trustees who are also Officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.
The Trust does not accrue pension or retirement benefits as part of each Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees.
The following table shows aggregate compensation paid to the Trustees for their service on the Board for the fiscal year ended May 31, 2020.
Name	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig, Trustee	$199,344.00	$0	$0	$199,344.00
Russell S. Reynolds, III, Trustee	$199,344.00	$ 0	$ 0	$199,344.00
Michael C. Wachs, Trustee	$199,344.00	$ 0	$ 0	$199,344.00
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0
OFFICERS
The Trust’s executive officers (the “Officers’), their date of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and officer is: c/o ProShares Trust, 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814.

Name and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of ProShare Advisors (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).
Troy A. Sheets Birth Date: 5/71	Treasurer	Indefinite; September 2017 to present	Senior Director, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016.
Victor M. Frye, Esq. Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present
Counsel and Chief Compliance Officer of
ProShare Advisors (December 2004 to
present) and ProFund Advisors LLC (October
2002 to present); Secretary of ProFunds
Distributors, Inc. (April 2008 to present).

Richard F. Morris Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present
General Counsel of ProShare Advisors;
ProFund Advisors LLC; and ProShare Capital
Management LLC (December 2015 to
present); Chief Legal Officer of ProFunds
Distributors, Inc. (December 2015 to present);
Partner at Morgan Lewis & Bockius, LLP
(October 2012 to November 2015).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProShare Advisors or Foreside Management Services, LLC. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProShare Advisors and any funds that have an investment adviser that is an affiliated person of ProShare Advisors.
COMPENSATION OF OFFICERS
The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

INVESTMENT ADVISOR
ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814, serves as the investment adviser to each Fund and provides investment advice and management services to each Fund. ProShare Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.
ProShare Advisors is also responsible for the general management and administration of each Subsidiary, pursuant to separate investment advisory and management agreements. Under those advisory and management agreements, ProShare Advisors provides each Subsidiary with the same type of services under essentially the same terms (except at no cost to such Subsidiary) as are provided for its respective Parent Fund.
INVESTMENT ADVISORY AGREEMENT All Funds other than the Unitary Fee Funds
ProShare Advisors serves as investment adviser to each Fund pursuant to the investment advisory agreement dated December 15, 2005 (the “Advisory Agreement”). The principal offices of ProShare Advisors are located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814. ProShare Advisors manages the investment and the reinvestment of each Fund’s assets in accordance with its investment objective(s), policies, and limitations, subject to the general supervision and control of the Board and the Trust’s Officers. ProShare Advisors bears all costs associated with providing these advisory services. The Advisory Agreement may be terminated with respect to a non-Unitary Fee Fund at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Advisor in each case upon sixty days’ prior written notice. A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement of the Trust will be (or is) available in the Trust’s Annual and/or Semi-Annual Report to shareholders.
Pursuant to the Advisory Agreement and subject to an Advisory Fee Waiver Agreement or an Amended and Restated Advisor and Management Services Waiver Agreement, each Fund other than the Unitary Fee Funds pays ProShare Advisors a fee at an annualized rate based on a percentage of each Fund’s average daily net assets as set forth below for the investment advisory services ProShare Advisors provides that Fund.
	Investment Advisory Fee
Name of Fund	First $4 billion	Next $1.5 billion	Next $1.5 billion	Next $1.5 billion	Thereafter
Global Listed Private Equity ETF	0.50%	0.50%	0.50%	0.50%	0.50%
Hedge Replication ETF	0.75%	0.70%	0.65%	0.60%	0.55%
Inflation Expectations ETF	0.55%	0.55%	0.55%	0.55%	0.55%
Merger ETF	0.75%	0.70%	0.65%	0.60%	0.55%
Morningstar Alternatives Solution ETF	0.07%	0.07%	0.07%	0.07%	0.07%
RAFITM Long/Short	0.75%	0.70%	0.65%	0.60%	0.55%
Short 20+ Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
Short 7-10 Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
Short Basic Materials	0.75%	0.70%	0.65%	0.60%	0.55%
Short Dow30SM	0.75%	0.70%	0.65%	0.60%	0.55%
Short Financials	0.75%	0.70%	0.65%	0.60%	0.55%
Short FTSE China 50	0.75%	0.70%	0.65%	0.60%	0.55%
Short High Yield	0.75%	0.70%	0.65%	0.60%	0.55%
Short MidCap400	0.75%	0.70%	0.65%	0.60%	0.55%
Short MSCI EAFE	0.75%	0.70%	0.65%	0.60%	0.55%
Short MSCI Emerging Markets	0.75%	0.70%	0.65%	0.60%	0.55%
Short Oil & Gas	0.75%	0.70%	0.65%	0.60%	0.55%
Short QQQ®	0.75%	0.70%	0.65%	0.60%	0.55%

	Investment Advisory Fee
Name of Fund	First $4 billion	Next $1.5 billion	Next $1.5 billion	Next $1.5 billion	Thereafter
Short Real Estate	0.75%	0.70%	0.65%	0.60%	0.55%
Short Russell2000	0.75%	0.70%	0.65%	0.60%	0.55%
Short S&P500®	0.75%	0.70%	0.65%	0.60%	0.55%
Short SmallCap600	0.75%	0.70%	0.65%	0.60%	0.55%
Short Term USD Emerging Markets Bond ETF	0.50%	0.50%	0.50%	0.50%	0.50%
Ultra 20+ Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra 7-10 Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Basic Materials	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Communication Services Select Sector	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Consumer Goods	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Consumer Services	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Dow30SM	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Financials	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra FTSE China 50	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra FTSE Europe	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Health Care	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra High Yield	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Industrials	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra MidCap400	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra MSCI Brazil Capped	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra MSCI EAFE	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra MSCI Emerging Markets	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra MSCI Japan	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Nasdaq Biotechnology	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Oil & Gas	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra QQQ®	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Real Estate	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Russell2000	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra S&P500®	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Semiconductors	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra SmallCap600	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Technology	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Telecommunications	0.75%	0.70%	0.65%	0.60%	0.55%
Ultra Utilities	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Dow30SM	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro MidCap400	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro QQQ®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Russell2000	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro S&P500®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short 20+ Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short Dow30SM	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short MidCap400	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short QQQ®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short Russell2000	0.75%	0.70%	0.65%	0.60%	0.55%
UltraPro Short S&P500®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort 20+ Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%

	Investment Advisory Fee
Name of Fund	First $4 billion	Next $1.5 billion	Next $1.5 billion	Next $1.5 billion	Thereafter
UltraShort 7-10 Year Treasury	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Basic Materials	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Communication Services Select Sector	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Consumer Goods	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Consumer Services	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Dow30SM	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Financials	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort FTSE China 50	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort FTSE Europe	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Health Care	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Industrials	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort MidCap400	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort MSCI Brazil Capped	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort MSCI EAFE	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort MSCI Emerging Markets	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort MSCI Japan	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Nasdaq Biotechnology	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Oil & Gas	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort QQQ®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Real Estate	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Russell2000	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort S&P500®	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Semiconductors	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort SmallCap600	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Technology	0.75%	0.70%	0.65%	0.60%	0.55%
UltraShort Utilities	0.75%	0.70%	0.65%	0.60%	0.55%
All Unitary Fee Funds
ProShare Advisors serves as the investment advisor to the Unitary Fee Funds pursuant to an investment advisory and management agreement dated June 23, 2015 (the “Advisory and Management Agreement”). The principal offices of ProShare Advisors are located at 7501 Wisconsin Avenue Suite 1000E, Bethesda, MD 20814. ProShare Advisors manages the investment and reinvestment of each Fund’s assets in accordance with its investment objective(s), policies, and limitations, subject to the general supervision and control of the Board and the Trust’s Officers. ProShare Advisors bears all costs associated with providing these advisory services.
In addition, ProShare Advisors is responsible for substantially all expenses of the Unitary Fee Funds except for: (i) brokerage and other transaction expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Independent Trustees; (iv) compensation and expenses of counsel to the Independent Trustees, (v) compensation and expenses of the Trust’s chief compliance officer and his or her staff; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act;

(viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expense related to the provision of securities lending services; and (x) the fee payable to ProShare Advisors. The internal expenses of pooled investment vehicles in which a Unitary Fee Fund may invest (e.g., acquired fund fees and expenses) are not expenses of such Unitary Fee Fund, and are not paid by ProShare Advisors. The payment or assumption by ProShare Advisors of any expenses of a Unitary Fee Fund that ProShare Advisors is not required by the investment advisory and management agreement to pay or assume shall not obligate ProShare Advisors to pay or assume the same or any similar expense of such Unitary Fee Fund, on any subsequent occasion.
The Advisory and Management Agreement may be terminated with respect to a Unitary Fee Fund at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Advisor, in each case upon sixty days’ prior written notice.
Each Unitary Fee Fund pays ProShare Advisors a fee at an annualized rate based on its average daily net assets as set forth below for the investment advisory and management services ProShare Advisors provides that Fund.
Name of Fund	Investment Advisory and Management Fee
Decline of the Retail Store ETF	0.65%
DJ Brookfield Global Infrastructure ETF	0.45%
Equities for Rising Rates ETF	0.35%
High Yield—Interest Rate Hedged	0.50%
Investment Grade—Interest Rate Hedged	0.30%
K-1 Free Crude Oil Strategy ETF	0.65%
Large Cap Core Plus	0.45%
Long Online/Short Stores ETF	0.65%
Managed Futures Strategy ETF	0.75%
MSCI EAFE Dividend Growers ETF	0.50%
MSCI Emerging Markets Dividend Growers ETF	0.60%
MSCI Europe Dividend Growers ETF	0.55%
MSCI Transformational Changes ETF	0.45%
Online Retail ETF	0.58%
Pet Care ETF	0.50%
Russell 2000 Dividend Growers ETF	0.40%
Russell U.S. Dividend Growers ETF	0.35%
S&P 500® Bond ETF	0.15%
S&P 500® Dividend Aristocrats ETF	0.35%
S&P 500® Ex-Energy ETF	0.27%
S&P 500® Ex-Financials ETF	0.27%
S&P 500® Ex-Health Care ETF	0.27%
S&P 500® Ex-Technology ETF	0.27%
S&P MidCap 400 Dividend Aristocrats ETF	0.40%
S&P Technology Dividend Aristocrats ETF	0.45%
Fees Paid under the Advisory Agreement and the Advisory and Management Agreement
The investment advisory fees or investment advisory and management fees, as applicable, paid, as well as any amounts reimbursed pursuant to the Expense Limitation Agreement, for the fiscal years ended May 31, 2018, May 31, 2019, and May 31, 2020 for each Fund that was operational as of each date are set forth below.

	ADVISORY FEES
	2018		2019		2020
	Earned	Waived	Earned	Waived	Earned	Waived
Decline of the Retail Store ETF[1]	$ 71,849	$ 0	$ 47,976	$ 0	$ 101,340	$ 0
DJ Brookfield Global Infrastructure ETF	174,635	0	282,411	0	549,249	0
Equities for Rising Rates ETF[2]	46,715	0	30,486	0	8,747	0
Global Listed Private Equity ETF	50,723	(50,273)	97,557	(97,557)	92,915	(92,915)
Hedge Replication ETF	302,354	(302,354)	315,214	(245,258)	240,501	(215,876)
High Yield—Interest Rate Hedged	781,736	0	799,787	0	555,821	0
Inflation Expectations ETF	131,997	(131,997)	63,841	(63,841)	163,819	(163,819)
Investment Grade—Interest Rate Hedged	1,309,702	0	1,353,578	0	812,043	0
K-1 Free Crude Oil Strategy ETF	37,710	0	168,224	0	111,232	0
Large Cap Core Plus	3,183,921	0	3,612,026	0	3,189,735	0
Long Online/Short Stores ETF[1]	129,151	0	343,681	0	347,268	0
Managed Futures Strategy ETF	32,968	0	25,079	0	23,585	0
Merger ETF	31,152	(31,152)	37,743	(37,743)	41,189	(41,189)
Morningstar Alternatives Solution ETF	8,461	(8,461)	5,155	(5,155)	4,797	(4,797)
MSCI EAFE Dividend Growers ETF	472,964	0	564,164	0	619,672	0
MSCI Emerging Markets Dividend Growers ETF	93,065	0	125,590	0	142,424	0
MSCI Europe Dividend Growers ETF	48,307	0	57,829	0	44,313	0
Online Retail ETF[3]	N/A	0	118,737	0	196,802	0
Pet Care ETF[4]	N/A	0	67,023	0	234,437	0
RAFITM Long/Short	138,001	(138,001)	78,710	(78,710)	46,507	(46,507)
Russell 2000 Dividend Growers ETF	1,724,154	0	1,965,818	0	2,805,771	0
Russell U.S. Dividend Growers ETF[5]	N/A	N/A	N/A	N/A	34,829	0
S&P 500® Bond ETF[6]	3,040	0	44,395	0	41,971	0
S&P 500® Dividend Aristocrats ETF	11,609,218	0	13,737,023	0	19,784,070	0
S&P 500® Ex-Energy ETF	18,337	0	19,033	0	29,429	0
S&P 500® Ex-Financials ETF	3,596	0	4,216	0	6,246	0
S&P 500® Ex-Health Care ETF	3,695	0	3,899	0	4,742	0
S&P 500® Ex-Technology ETF	5,381	(38,360)	7,569	0	9,267	0
S&P MidCap 400 Dividend Aristocrats ETF	1,665,924	0	1,845,823	0	2,796,649	0
S&P Technology Dividend Aristocrats ETF[5]	N/A	N/A	N/A	N/A	56,869
Short 20+ Year Treasury	4,682,664	0	3,612,462	0	1,765,709	0
Short 7-10 Year Treasury	300,986	(38,360)	444,911	(51,924)	160,412	(57,261)
Short Basic Materials	13,922	(13,922)	10,009	(10,009)	16,144	(16,144)
Short Dow30SM	1,908,137	(56,994)	1,715,962	(60,880)	2,150,841	(105,796)
Short Financials	162,487	(57,493)	149,721	(64,708)	155,884	(67,297)
Short FTSE China 50	45,846	(45,846)	47,591	(47,591)	53,444	(53,444)
Short High Yield	984,687	(52,526)	955,654	(60,524)	947,749	(86,376)
Short MidCap400	96,431	(58,153)	109,329	(63,036)	118,834	(66,237)

	ADVISORY FEES
	2018		2019		2020
	Earned	Waived	Earned	Waived	Earned	Waived
Short MSCI EAFE	$ 155,435	$55,726)(	$ 278,891	$61,990)(	$ 260,731	$69,528)(
Short MSCI Emerging Markets	1,049,940	(38,730)	1,157,472	(56,762)	559,692	(76,796)
Short Oil & Gas	21,913	(21,913)	13,105	(13,105)	19,296	(19,296)
Short QQQ®	2,549,668	(217,058)	3,278,935	(263,353)	4,161,231	(360,696)
Short Real Estate	101,740	(59,700)	66,705	(66,383)	80,973	(70,515)
Short Russell2000	2,313,315	(209,116)	2,023,236	(185,659)	2,463,859	(269,437)
Short S&P500®	12,194,253	0	12,102,099	0	17,328,854	0
Short SmallCap600	61,284	(59,454)	30,224	(30,224)	41,520	(41,520)
Short Term USD Emerging Markets Bond ETF	52,590	(52,590)	38,364	(38,364)	37,116	(37,116)
Ultra 20+ Year Treasury	285,539		217,766	(89,025)	307,631	(91,470)
Ultra 7-10 Year Treasury	299,265		282,726	(86,377)	271,002	(89,651)
Ultra Basic Materials	475,969		363,625	(100,559)	279,338	(104,966)
Ultra Communication Services Select Sector[7]	N/A	N/A	12,445	(12,445)	10,664	(10,664)
Ultra Consumer Goods	103,273	(103,273)	56,002	(56,002)	51,947	(51,947)
Ultra Consumer Services	161,151	(111,919)	190,452	(101,721)	165,833	(124,658)
Ultra Dow30SM	3,059,210	(44,617)	2,933,309	(72,956)	2,484,143	(96,271)
Ultra Financials	6,751,554	0	6,058,243	(24,946)	5,285,619	(115,504)
Ultra FTSE China 50	398,895	(87,650)	245,981	(77,421)	222,626	(89,083)
Ultra FTSE Europe	100,487	(56,548)	58,964	(58,964)	37,035	(37,035)
Ultra Health Care	776,985	(117,296)	960,187	(126,665)	796,233	(138,568)
Ultra High Yield	24,390	(24,390)	24,563	(24,563)	37,971	(37,971)
Ultra Industrials	195,919	(118,024)	159,348	(102,479)	141,450	(123,860)
Ultra MidCap400	1,057,706	(105,103)	1,047,888	(126,203)	952,042	(134,691)
Ultra MSCI Brazil Capped	136,135	(56,552)	66,149	(66,149)	45,598	(45,598)
Ultra MSCI EAFE	110,946	(58,697)	62,761	(62,761)	40,391	(40,391)
Ultra MSCI Emerging Markets	370,341	(53,258)	264,959	(62,819)	190,415	(67,212)
Ultra MSCI Japan	93,077	(57,892)	55,800	(55,800)	37,410	(37,410)
Ultra Nasdaq Biotechnology	3,174,381	(362,519)	2,276,864	(342,737)	1,363,541	(265,828)
Ultra Oil & Gas	955,474	(110,342)	759,122	(124,414)	547,141	(139,814)
Ultra QQQ®	11,193,086	(582,066)	13,895,795	(708,003)	15,309,429	(862,349)
Ultra Real Estate	1,178,303	(122,128)	1,013,511	(115,021)	968,579	(141,073)
Ultra Russell2000	1,417,690	(789,464)	1,533,111	(604,558)	1,162,730	(454,285)
Ultra S&P500®	16,192,676	0	18,254,990	0	17,954,237	0
Ultra Semiconductors	498,155	(92,791)	424,926	(102,027)	536,542	(115,296)
Ultra SmallCap600	194,717	(150,396)	219,158	(117,000)	164,495	(140,219)
Ultra Technology	2,058,566	(134,671)	2,579,931	(123,972)	2,820,302	(141,079)
Ultra Telecommunications	24,214	(24,214)	11,195	(11,195)	8,999	(8,999)
Ultra Utilities	123,050	(92,439)	107,478	(100,477)	193,995	(119,233)
UltraPro Dow30SM	2,965,462	(40,972)	3,821,826	(72,207)	3,411,660	(130,026)
UltraPro MidCap400	278,978	(121,410)	227,789	(112,644)	153,070	(134,692)
UltraPro QQQ®	19,187,748	(844,285)	28,805,514	(1,281,442)	31,273,015	(1,424,446)
UltraPro Russell2000	990,863	(762,761)	958,499	(779,016)	675,934	(675,934)
UltraPro S&P500®	8,903,759	0	10,170,422	0	9,780,090	0
UltraPro Short 20+ Year Treasury	637,568	(24,578)	533,829	(36,882)	216,066	(58,588)
UltraPro Short Dow30SM	1,301,880	(86,754)	1,497,307	(68,813)	2,641,524	(144,993)
UltraPro Short MidCap400	19,708	(19,708)	16,381	(16,381)	40,776	(40,776)
UltraPro Short QQQ®	3,946,123	(296,309)	5,888,634	(410,359)	8,655,194	(769,918)
UltraPro Short Russell2000	611,331	(115,951)	456,935	(96,399)	636,411	(136,124)
UltraPro Short S&P500®	4,324,870	0	3,630,225	0	5,719,594	0
UltraShort 20+ Year Treasury	15,607,550	0	10,618,298	0	4,787,639	0

	ADVISORY FEES
	2018		2019		2020
	Earned	Waived	Earned	Waived	Earned	Waived
UltraShort 7-10 Year Treasury	$ 1,013,343	$454)(	$ 816,454	$21,761)(	$ 346,943	$52,469)(
UltraShort Basic Materials	44,447	(44,447)	42,960	(42,960)	45,070	(45,070)
UltraShort Communication Services Select Sector[7]	N/A	N/A	9,909	(9,909)	5,520	(5,520)
UltraShort Consumer Goods	16,571	(16,571)	17,914	(17,914)	15,606	(15,606)
UltraShort Consumer Services	12,048	(12,048)	8,263	(8,263)	9,173	(9,173)
UltraShort Dow30SM	1,344,328	(77,074)	1,055,969	(78,738)	1,271,698	(100,788)
UltraShort Financials	266,928	(62,743)	202,714	(67,664)	230,941	(75,626)
UltraShort FTSE China 50	237,307	(79,560)	248,554	(81,920)	309,903	(90,913)
UltraShort FTSE Europe	190,771	(56,475)	134,000	(63,818)	124,818	(69,107)
UltraShort Health Care	8,614	(8,614)	12,547	(12,547)	16,892	(16,892)
UltraShort Industrials	20,836	(20,836)	20,696	(20,696)	17,866	(17,866)
UltraShort MidCap400	33,190	(33,190)	26,997	(26,997)	27,455	(27,455)
UltraShort MSCI Brazil Capped	186,228	(220,924)	235,144	(59,928)	231,353	(63,819)
UltraShort MSCI EAFE	22,441	(68,820)	26,042	(26,042)	18,336	(18,336)
UltraShort MSCI Emerging Markets	193,266	(139,767)	156,010	(64,927)	141,922	(68,818)
UltraShort MSCI Japan	63,003	0	46,917	(46,917)	62,434	(62,434)
UltraShort Nasdaq Biotechnology	303,838	(67,701)	214,565	(74,103)	155,563	(73,481)
UltraShort Oil & Gas	185,012	(57,820)	135,247	(65,310)	133,957	(67,537)
UltraShort QQQ®	2,280,225	(220,924)	2,211,388	(221,515)	2,294,460	(270,645)
UltraShort Real Estate	225,669	(68,820)	163,122	(79,720)	187,243	(89,489)
UltraShort Russell2000	982,223	(139,767)	649,685	(115,315)	763,331	(145,533)
UltraShort S&P500®	8,394,856	0	6,774,729	0	8,743,334	0
UltraShort Semiconductors	26,663	(26,663)	34,004	(34,004)	59,910	(59,910)
UltraShort SmallCap600	19,464	(19,464)	20,994	(20,994)	31,174	(31,174)
UltraShort Technology	24,454	(24,454)	29,746	(29,746)	37,304	(37,304)
UltraShort Utilities	54,882	(54,882)	33,835	(33,835)	30,087	(30,087)
1
Period from November 14, 2017, commencement of operations, through May 31, 2018.
2
Period from July 24, 2017, commencement of operations, through May 31, 2018.
3
Period from July 16, 2018, commencement of operations, through May 31, 2019.
4
Period from November 6, 2018, commencement of operations, through May 31, 2019.
5
Period from November 5, 2019, commencement of operations, through May 31, 2020.
6
Period from May 3, 2018, commencement of operations, through May 31, 2018.
7
Period from January 15, 2019, commencement of operations, through May 31, 2019.
MANAGEMENT SERVICES AGREEMENT Not applicable to the Unitary Fee Funds
Pursuant to a separate Management Services Agreement, ProShare Advisors performs certain administrative services on behalf of each Fund. Such services include negotiating, coordinating and implementing the Trust’s contractual obligations with each Fund’s service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers as requested or as deemed necessary. The Management Agreement may be terminated at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Advisor, in each case upon sixty days’ prior written notice. For these services, the Trust pays to ProShare Advisors a fee at the annual rate of 0.10% of average daily net assets for each Fund.
ProShare Advisors has contractually agreed to waive its management services fee for the Morningstar Alternatives Solution ETF through at least October 31, 2021. Prior to this date, ProShare Advisors may not terminate the arrangement without the approval of the Board.

Management Services Fees Paid Not applicable to the Unitary Fee Funds
For the three most recent fiscal years, each Fund that was operational for the period indicated paid ProShare Advisors a management services fee set forth below.
	Management Services Fees Paid
	2018		2019		2020
	Earned	Waived	Earned	Waived	Earned	Waived
Global Listed Private Equity ETF	$10,145	$(10,145)	$19,511	$(19,511)	$18,583	$(18,583)
Hedge Replication ETF	40,134	(33,206)	42,028	(0)	32,066	(0)
Inflation Expectations ETF .	23,999	(23,999)	11,607	(11,607)	29,785	(29,785)
Merger ETF	4,154	(4,154)	5,032	(5,032)	5,492	(5,492)
Morningstar Alternatives Solution ETF	12,088	(12,088)	7,364	(7,364)	6,853	(6,853)
RAFITM Long/Short	18,400	(18,400)	10,495	(10,495)	6,201	(6,201)
Short 7-10 Year Treasury	40,131	(0)	59,231	(0)	21,388	(0)
Short 20+ Year Treasury	624,351	(0)	481,658	(0)	235,426	(0)
Short Basic Materials	1,856	(1,856)	1,335	(1,335)	2,153	(2,153)
Short Dow30SM	254,416	(0)	228,793	(0)	286,776	(0)
Short Financials	21,665	(0)	19,963	(0)	20,784	(0)
Short FTSE China 50	6,113	(6,113)	6,345	(6,345)	7,126	(7,126)
Short High Yield	131,291	(0)	127,419	(0)	126,365	(0)
Short MidCap400	12,857	(0)	14,577	(0)	15,844	(0)
Short MSCI EAFE	20,725	(0)	37,185	(0)	34,764	(0)
Short MSCI Emerging Markets	139,991	(0)	154,329	(0)	74,625	(0)
Short Oil & Gas	2,922	(2,922)	1,747	(1,747)	2,573	(2,573)
Short QQQ®	339,953	(0)	437,188	(0)	554,825	(0)
Short Real Estate	13,565	(0)	8,894	(0)	10,796	(0)
Short Russell2000	308,440	(0)	269,763	(0)	328,511	(0)
Short S&P500®	1,625,888	(0)	1,613,601	(0)	2,310,627	(0)
Short SmallCap600	8,171	(0)	4,030	(4,030)	5,536	(5,536)
Short Term USD Emerging Markets Bond ETF	10,518	(10,518)	7,673	(7,673)	7,423	(7,423)
Ultra 7-10 Year Treasury	39,902	(0)	37,697	(0)	36,133	(0)
Ultra 20+ Year Treasury	38,072	(0)	29,035	(0)	41,017	(0)
Ultra Basic Materials	63,462	(0)	48,483	(0)	37,245	(0)
Ultra Communication Services Select Sector[1]	N/A	N/A	1,659	(1,659)	1,422	(1,422)
Ultra Consumer Goods	13,770	(1,076)	7,467	(7,467)	6,926	(6,926)
Ultra Consumer Services	21,487	(0)	25,393	(0)	22,111	(0)
Ultra Dow30SM	407,892	(0)	391,105	(0)	331,216	(0)
Ultra Financials	899,606	(0)	807,760	(0)	704,742	(0)
Ultra FTSE China 50	53,186	(0)	32,797	(0)	29,683	(0)
Ultra FTSE Europe	13,398	(0)	7,862	(5,385)	4,938	(4,938)
Ultra Health Care	103,597	(0)	128,024	(0)	106,163	(0)
Ultra High Yield	3,252	(3,252)	3,275	(3,275)	5,063	(5,063)
Ultra Industrials	26,122	(0)	21,246	(0)	18,860	(0)
Ultra MidCap400	141,026	(0)	139,717	(0)	126,938	(0)
Ultra MSCI Brazil Capped	18,151	(0)	8,820	(364)	6,080	(6,080)
Ultra MSCI EAFE	14,793	(0)	8,368	(1,932)	5,385	(5,385)
Ultra MSCI Emerging Markets	49,378	(0)	35,328	(0)	25,388	(0)
Ultra MSCI Japan	12,410	(0)	7,440	(7,440)	4,988	(4,988)
Ultra Nasdaq Biotechnology	423,248	(0)	303,579	(0)	181,804	(0)
Ultra Oil & Gas	127,396	(0)	101,216	(0)	72,951	(0)
Ultra QQQ®	1,492,401	(0)	1,852,759	(0)	2,041,236	(0)
Ultra Real Estate .	157,106	(0)	135,134	(0)	129,143	(0)

	Management Services Fees Paid
	2018		2019		2020
	Earned	Waived	Earned	Waived	Earned	Waived
Ultra Russell2000 .	$189,024	$(0)	$204,413	$(0)	$155,029	$(0)
Ultra S&P500® .	2,159,008	(0)	2,433,981	(0)	2,393,874	(0)
Ultra Semiconductors	66,420	(0)	56,656	(0)	71,538	(0)
Ultra SmallCap600	25,962	(0)	29,221	(0)	21,932	(0)
Ultra Technology	274,473	(0)	343,988	(0)	376,036	(0)
Ultra Telecommunications	3,228	(3,228)	1,493	(1,493)	1,200	(1,200)
Ultra Utilities	16,407	(0)	14,273	(0)	25,866	(0)
UltraPro Dow30SM	395,392	(0)	509,573	(0)	454,883	(0)
UltraPro MidCap400	37,197	(0)	30,372	(0)	20,409	(0)
UltraPro QQQ®	2,558,348	(0)	3,845,772	(0)	4,196,124	(0)
UltraPro Russell2000	132,114	(0)	127,799	(0)	90,124	(90,124)
UltraPro S&P500®	1,187,159	(0)	1,356,046	(0)	1,303,999	(0)
UltraPro Short 20+ Year Treasury	85,008	(0)	71,177	(0)	28,809	(0)
UltraPro Short Dow30SM	173,583	(0)	199,640	(0)	352,199	(0)
UltraPro Short MidCap400	2,628	(2,628)	2,184	(2,184)	5,437	(5,437)
UltraPro Short QQQ®	526,146	(0)	785,145	(0)	1,154,014	(0)
UltraPro Short Russell2000	81,510	(0)	60,924	(0)	84,854	(0)
UltraPro Short S&P500®	576,645	(0)	484,027	(0)	762,604	(0)
UltraShort 7-10 Year Treasury	135,111	(0)	108,860	(0)	46,259	(0)
UltraShort 20+ Year Treasury	2,080,991	(0)	1,415,763	(0)	638,346	(0)
UltraShort Basic Materials	5,926	(5,926)	5,728	(5,728)	6,009	(6,009)
UltraShort Communication Services Select Sector[1]	N/A	N/A	1,321	(1,321)	736	(736)
UltraShort Consumer Goods	2,209	(2,209)	2,388	(2,388)	2,081	(2,081)
UltraShort Consumer Services	1,607	(1,607)	1,102	(1,102)	1,223	(1,223)
UltraShort Dow30SM	179,242	(0)	140,795	(0)	169,558	(0)
UltraShort Financials	35,590	(0)	27,028	(0)	30,792	(0)
UltraShort FTSE China 50	31,641	(0)	33,140	(0)	41,320	(0)
UltraShort FTSE Europe	25,436	(0)	17,867	(0)	16,642	(0)
UltraShort Health Care	1,149	(1,149)	1,673	(1,673)	2,252	(2,252)
UltraShort Industrials	2,778	(2,778)	2,760	(2,760)	2,382	(2,382)
UltraShort MidCap400	4,425	(4,425)	3,600	(3,600)	3,661	(3,661)
UltraShort MSCI Brazil Capped	24,830	(0)	31,352	(0)	30,847	(0)
UltraShort MSCI EAFE	2,992	(2,992)	3,472	(3,472)	2,445	(2,445)
UltraShort MSCI Emerging Markets	25,769	(0)	20,801	(0)	18,923	(0)
UltraShort MSCI Japan	8,400	(0)	6,255	(6,255)	8,324	(6,232)
UltraShort Nasdaq Biotechnology	40,511	(0)	28,609	(0)	20,742	(0)
UltraShort Oil & Gas	24,668	(0)	18,033	(0)	17,861	(0)
UltraShort QQQ®	304,028	(0)	294,850	(0)	305,925	(0)
UltraShort Real Estate	30,089	(0)	21,749	(0)	24,966	(0)
UltraShort Russell2000	130,962	(0)	86,624	(0)	101,776	(0)
UltraShort S&P500®	1,119,306	(0)	903,291	(0)	1,165,765	(0)
UltraShort Semiconductors	3,555	(3,555)	4,534	(4,534)	7,988	(7,988)
UltraShort SmallCap600 .	2,595	(2,595)	2,799	(2,799)	4,157	(4,157)
UltraShort Technology .	3,261	(3,261)	3,966	(3,966)	4,974	(4,974)
UltraShort Utilities .	7,318	(5,604)	4,511	(4,511)	4,012	(4,012)
1
Period from January 15, 2019, commencement of operations, through May 31, 2019.

EXPENSE LIMITATION AGREEMENT Not applicable to the Unitary Fee Funds
ProShare Advisors has contractually agreed to waive investment advisory and management services fees and/or to reimburse certain other expenses (with respect to Morningstar Alternatives Solution ETF, including acquired fund fees and expenses) of the following non-Unitary Fee Funds through at least 10/1/2021 (unless the Board consents to an earlier revision or termination of this arrangement). After such date, the expense limitation may be terminated or revised by ProShare Advisors. This expense limitation excludes transaction costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, expenses associated with investment in other funds as permitted by the then current registration statement, and extraordinary expenses as determined under generally accepted accounting principles.
Expense Limits
The annual operating expenses are limited as follows:
Name of Fund	Expense Limitation
Global Listed Private Equity ETF	0.60%
Hedge Replication ETF	0.95%
Inflation Expectations ETF	0.30%
Merger ETF	0.75%
Morningstar Alternatives Solution ETF	0.95%
RAFITM Long/Short	0.95%
Short 20+ Year Treasury	0.95%
Short 7-10 Year Treasury	0.95%
Short Basic Materials	0.95%
Short Dow30 SM	0.95%
Short Financials	0.95%
Short FTSE China 50	0.95%
Short High Yield	0.95%
Short MidCap400	0.95%
Short MSCI EAFE	0.95%
Short MSCI Emerging Markets	0.95%
Short Oil & Gas	0.95%
Short QQQ®	0.95%
Short Real Estate	0.95%
Short Russell2000	0.95%
Short S&P500®	0.95%
Short SmallCap600	0.95%
Short Term USD Emerging Markets Bond ETF	0.50%
Ultra 20+ Year Treasury	0.95%
Ultra 7-10 Year Treasury	0.95%
Ultra Basic Materials	0.95%
Ultra Communication Services Select Sector	0.95%
Ultra Consumer Goods	0.95%
Ultra Consumer Services	0.95%
Ultra Dow30SM	0.95%
Ultra Financials	0.95%
Ultra FTSE China 50	0.95%

Name of Fund	Expense Limitation
Ultra FTSE Europe	0.95%
Ultra Health Care	0.95%
Ultra High Yield	0.95%
Ultra Industrials	0.95%
Ultra MidCap400	0.95%
Ultra MSCI Brazil Capped	0.95%
Ultra MSCI EAFE	0.95%
Ultra MSCI Emerging Markets	0.95%
Ultra MSCI Japan	0.95%
Ultra Nasdaq Biotechnology	0.95%
Ultra Oil & Gas	0.95%
Ultra QQQ®	0.95%
Ultra Real Estate	0.95%
Ultra Russell2000	0.95%
Ultra S&P500®	0.95%
Ultra Semiconductors	0.95%
Ultra SmallCap600	0.95%
Ultra Technology	0.95%
Ultra Telecommunications	0.95%
Ultra Utilities	0.95%
UltraPro Dow30SM	0.95%
UltraPro MidCap400	0.95%
UltraPro QQQ®	0.95%
UltraPro Russell2000	0.95%
UltraPro S&P500®	0.95%
UltraPro Short 20+ Year Treasury	0.95%
UltraPro Short Dow30SM	0.95%
UltraPro Short MidCap400	0.95%
UltraPro Short QQQ®	0.95%
UltraPro Short Russell2000	0.95%
UltraPro Short S&P500®	0.95%
UltraShort 20+ Year Treasury	0.95%
UltraShort 7-10 Year Treasury	0.95%
UltraShort Basic Materials	0.95%
UltraShort Communication Services Select Sector	0.95%
UltraShort Consumer Goods	0.95%
UltraShort Consumer Services	0.95%
UltraShort Dow30SM	0.95%
UltraShort Financials	0.95%
UltraShort FTSE China 50	0.95%
UltraShort FTSE Europe	0.95%
UltraShort Health Care	0.95%
UltraShort Industrials	0.95%
UltraShort MidCap400	0.95%
UltraShort MSCI Brazil Capped	0.95%

Name of Fund	Expense Limitation
UltraShort MSCI EAFE	0.95%
UltraShort MSCI Emerging Markets	0.95%
UltraShort MSCI Japan	0.95%
UltraShort Nasdaq Biotechnology	0.95%
UltraShort Oil & Gas	0.95%
UltraShort QQQ®	0.95%
UltraShort Real Estate	0.95%
UltraShort Russell2000	0.95%
UltraShort S&P500®	0.95%
UltraShort Semiconductors	0.95%
UltraShort SmallCap600	0.95%
UltraShort Technology	0.95%
UltraShort Utilities	0.95%
Recoupment
For the fiscal years ended May 31, 2018, May 31, 2019, and May 31, 2020, the Advisor recouped fee waivers/reimbursements from the prior years in the following amounts:
	Advisory Fees Recouped
	2018	2019	2020
Decline of the Retail Store ETF[1]	0	0	0
DJ Brookfield Global Infrastructure ETF	0	0	0
Equities for Rising Rates ETF[2]	0	0	0
Global Listed Private Equity ETF	0	0	0
Hedge Replication ETF	0	0	0
High Yield—Interest Rate Hedged	0	0	0
Inflation Expectations ETF	0	0	0
Investment Grade—Interest Rate Hedged	0	0	0
K-1 Free Crude Oil Strategy ETF	0	0	0
Large Cap Core Plus	0	0	0
Long Online/Short Stores ETF[1]	0	0	0
Managed Futures Strategy ETF	0	0	0
Merger ETF	0	0	0
Morningstar Alternatives Solution ETF	0	0	0
MSCI EAFE Dividend Growers ETF	0	0	0
MSCI Emerging Markets Dividend Growers ETF	0	0	0
MSCI Europe Dividend Growers ETF	0	0	0
Online Retail ETF[3]	0	0	0
Pet Care ETF[4]	0	0	0
RAFITM Long/Short	0	0	0
Russell 2000 Dividend Growers ETF	0	0	0
Russell U.S. Dividend Growers ETF[5]	0	0	0
S&P 500® Bond ETF[6]	0	0	0
S&P 500® Dividend Aristocrats ETF	0	0	0
S&P 500® Ex-Energy ETF	0	0	0
S&P 500® Ex-Financials ETF	0	0	0

	Advisory Fees Recouped
	2018	2019	2020
S&P 500® Ex-Health Care ETF	0	0	0
S&P 500® Ex-Technology ETF	0	0	0
S&P MidCap 400 Dividend Aristocrats ETF	0	0	0
S&P Technology Dividend Aristocrats ETF[5]	0	0	0
Short 20+ Year Treasury	0	0	0
Short 7-10 Year Treasury	0	0	0
Short Basic Materials	0	0	0
Short Dow30SM	0	0	0
Short Financials	0	0	0
Short FTSE China 50	0	0	0
Short High Yield	0	0	0
Short MidCap400	0	0	0
Short MSCI EAFE	0	0	0
Short MSCI Emerging Markets	0	0	0
Short Oil & Gas	0	0	0
Short QQQ®	0	0	0
Short Real Estate	0	0	0
Short Russell2000	0	0	0
Short S&P500®	0	0	0
Short SmallCap600	0	0	0
Short Term USD Emerging Markets Bond ETF	0	0	0
Ultra 20+ Year Treasury	0	0	0
Ultra 7-10 Year Treasury	0	0	0
Ultra Basic Materials	0	0	0
Ultra Communication Services Select Sector[7]	0	0	0
Ultra Consumer Goods	0	0	0
Ultra Consumer Services	0	0	0
Ultra Dow30SM	0	0	0
Ultra Financials	65,765	0	0
Ultra FTSE China 50	0	0	0
Ultra FTSE Europe	0	0	0
Ultra Health Care	0	0	0
Ultra High Yield	0	0	0
Ultra Industrials	0	0	0
Ultra MidCap400	0	0	0
Ultra MSCI Brazil Capped	0	0	0
Ultra MSCI EAFE	0	0	0
Ultra MSCI Emerging Markets	0	0	0
Ultra MSCI Japan	0	0	0
Ultra Nasdaq Biotechnology	0	0	0
Ultra Oil & Gas	0	0	0
Ultra QQQ®	0	0	0
Ultra Real Estate	0	0	0
Ultra Russell2000	0	0	0
Ultra S&P500®	0	0	0
Ultra Semiconductors	0	0	0

	Advisory Fees Recouped
	2018	2019	2020
Ultra SmallCap600	0	0	0
Ultra Technology	0	0	0
Ultra Telecommunications	0	0	0
Ultra Utilities	0	0	0
UltraPro Dow30SM	0	0	0
UltraPro MidCap400	0	0	0
UltraPro QQQ®	0	0	0
UltraPro Russell2000	0	0	0
UltraPro S&P500®	54.723	0	0
UltraPro Short 20+ Year Treasury	0	0	0
UltraPro Short Dow30SM	0	0	0
UltraPro Short MidCap400	0	0	0
UltraPro Short QQQ®	0	0	0
UltraPro Short Russell2000	0	0	0
UltraPro Short S&P500®	0	0	0
UltraShort 20+ Year Treasury	0	0	0
UltraShort 7-10 Year Treasury	0	0	0
UltraShort Basic Materials	0	0	0
UltraShort Communication Services Select Sector[7]	0	0	0
UltraShort Consumer Goods	0	0	0
UltraShort Consumer Services	0	0	0
UltraShort Dow30SM	0	0	0
UltraShort Financials	0	0	0
UltraShort FTSE China 50	0	0	0
UltraShort FTSE Europe	0	0	0
UltraShort Health Care	0	0	0
UltraShort Industrials	0	0	0
UltraShort MidCap400	0	0	0
UltraShort MSCI Brazil Capped	0	0	0
UltraShort MSCI EAFE	0	0	0
UltraShort MSCI Emerging Markets	0	0	0
UltraShort MSCI Japan	0	0	0
UltraShort Nasdaq Biotechnology	0	0	0
UltraShort Oil & Gas	0	0	0
UltraShort QQQ®	0	0	0
UltraShort Real Estate	0	0	0
UltraShort Russell2000	0	0	0
UltraShort S&P500®	0	0	0
UltraShort Semiconductors	0	0	0
UltraShort SmallCap600	0	0	0
UltraShort Technology	0	0	0
UltraShort Utilities	0	0	0
1
Period from November 14, 2017, commencement of operations, through May 31, 2018.
2
Period from July 24, 2017, commencement of operations, through May 31, 2018.
3
Period from July 16, 2018, commencement of operations, through May 31, 2019.
4
Period from November 6, 2018, commencement of operations, through May 31, 2019.
5
Period from November 5, 2019, commencement of operations, through May 31, 2020.

6
Period from May 3, 2018, commencement of operations, through May 31, 2018.
7
Period from January 15, 2019, commencement of operations, through May 31, 2019.
PORTFOLIO MANAGEMENT
PORTFOLIO MANAGER COMPENSATION
ProShare Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.
The annual incentive bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.
Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.
Portfolio Manager Ownership
Listed below for each portfolio manager is a dollar range of securities beneficially owned in each Fund managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of May 31, 2020.
Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProShares Family
Tarak Davé	None	None
Scott Hanson	None	None
Alexander Ilyasov	None	None
Michelle Liu	None	None
Benjamin McAbee	None	None
Michael Neches	None	None
James Linneman	None	$10,001-$50,000
Devin Sullivan	None	None
Other Accounts Managed by Portfolio Managers
Portfolio managers are generally responsible for multiple investment company accounts. As described below, certain inherent conflicts of interest arise from the fact that a portfolio manager has responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by such portfolio manager as of May 31, 2020.
Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets	Number of All Other Pooled Investment Vehicles Managed/Total Assets	Number of All Other Accounts Managed/Total Assets
Michael Neches	160/$36,278,569,081	—	3/$496,214,774

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets	Number of All Other Pooled Investment Vehicles Managed/Total Assets	Number of All Other Accounts Managed/Total Assets
Ben McAbee	11/$545,601,068	6/$133,730,277	2/$176,016,393
Michelle Liu	13/$839,547,022	—	—
Scott Hanson .	41/$819,573,404	—	1/$111,409,740
Tarak Davé	76/$3,528,305,212	—	—
Devin Sullivan	84/$32,750,263,869	—	3/$496,214,774
Alexander Ilyasov	24/$1,385,148,090	6/$133,730,277	2/$176,016,393
James Linneman	2/$81,022,027	12/$3,484,791,136	—
Conflicts of Interest
In the course of providing advisory services, ProShare Advisors may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. ProShare Advisors also may recommend the purchase or sale of securities that may also be recommended by ProFund Advisors LLC, an affiliate of ProShare Advisors.
ProShare Advisors, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in ProShare Advisors’ clients, such as a Fund. Thus ProShare Advisors may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. ProShare Advisors may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.
In addition, ProShare Advisors, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of ProShare Advisors may buy or sell securities or other instruments that ProShare Advisors has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with ProShare Advisors’ recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. ProShare Advisors has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.
Any “access person” of ProShare Advisors, (as defined under the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”)), may make security purchases subject to the terms of the ProShare Advisors Code of Ethics that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.
ProShare Advisors and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, ProShare Advisors and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of ProShare Advisors. Accordingly, should ProShare Advisors or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, ProShare Advisors and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.

However, each Fund other than the Actively Managed Funds is managed using what is commonly referred to as an index strategy in an attempt to simulate either the daily movement or a multiple, the inverse or an inverse multiple of the daily movement of its index, and the use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.
REGISTRATION AS A COMMODITY POOL OPERATOR
In connection with its management of Commodity Pools, ProShare Advisors has registered as a commodity pool operator (a “CPO”) and the Commodity Pools are commodity pools under the Commodity Exchange Act (the “CEA”). Accordingly, with respect to the Commodity Pools, ProShare Advisors is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the National Futures Association (“NFA”), including disclosure requirements and reporting and recordkeeping requirements. ProShare Advisors is also subject to periodic inspections and audits by the NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools’ total return. In this regard, any further amendment to the CEA or its related regulations that subject ProShare Advisors or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools’ operations and expenses. While ProShare Advisors is registered as a CPO with respect to the Excluded Pools, ProShare Advisors has filed a claim of exclusion from the definition of the term “commodity pool operator” under the CEA, pursuant to CFTC Rule 4.5 (the “Exclusion”) and therefore, ProShare Advisors is not subject to registration or regulation as a CPO under the CEA with respect to the Excluded Pools. In order to remain eligible for the Exclusion, each of the Excluded Pool will be limited in its ability to use certain financial instruments including futures, options on futures and certain swaps and will be limited in the manner in which it holds out its use of such instruments.

OTHER SERVICE PROVIDERS
ADMINISTRATORS AND FUND ACCOUNTING AGENT
JPMorgan, One Beacon Street, 19th Floor, Boston, MA 02108, acts as Administrator to each Fund pursuant to an administration agreement dated June 16, 2006, as amended from time to time. The Administrator provides each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping and internal accounting; the determination of NAVs; and the preparation and filing of all financial reports, and all other materials, except registration statements and proxy statements, required to be filed or furnished by each Fund under federal and state securities laws.
The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to each Fund; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to each Fund under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.
Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, OH 43219, an indirect wholly-owned subsidiary of Citibank N.A., provides regulatory administration services to the Trust (altogether, the “Regulatory Administrative Services”). For its services, Citi is paid a set fee allocated among each Fund.
For the fiscal years ended May 31, 2018, May 31, 2019, and May 31, 2020, for each Fund that was operational for the period indicated the Administrator and Citi were entitled to the amounts set forth below.
	Administrator			Citi
Fund	2018	2019	2020	2018	2019	2020
Decline of the Retail Store ETF[1]	0	0	0	0	0	0
DJ Brookfield Global Infrastructure ETF	0	0	0	0	0	0
Equities for Rising Rates ETF[2]	0	0	0	0	0	0
Global Listed Private Equity ETF	62,237	73,105	74,825	209	384	344
Hedge Replication ETF	69,766	78,015	76,612	828	823	594
High Yield—Interest Rate Hedged	0	0	0	0	0	0
Inflation Expectations ETF	66,309	74,010	80,950	516	229	553
Investment Grade—Interest Rate Hedged	0	0	0	0	0	0
K-1 Free Crude Oil Strategy ETF	0	0	0	0	0	0
Large Cap Core Plus	0	0	0	0	0	0

	Administrator			Citi
Fund	2018	2019	2020	2018	2019	2020
Long Online/Short Stores ETF[1]	0	0	0	0	0	0
Managed Futures Strategy ETF	0	0	0	0	0	0
Merger ETF	62,184	73,229	74,811	85	99	101
Morningstar Alternatives Solution ETF	20,075	30,207	31,961	251	145	127
MSCI EAFE Dividend Growers ETF	0	0	0	0	0	0
MSCI Emerging Markets Dividend Growers ETF	0	0	13	0	0	0
MSCI Europe Dividend Growers ETF	0	0	0	0	0	0
Online Retail ETF[3]	N/A	0	0	N/A	0	0
Pet Care ETF[4]	N/A	0	0	N/A	0	0
RAFITM Long/Short	64,267	75,365	73,934	381	206	115
Russell 2000 Dividend Growers ETF	0	0	0	0	0	0
Russell U.S. Dividend Growers ETF[5]	N/A	N/A	285	N/A	N/A	0
S&P 500® Bond ETF[6]	0	0	0	0	0	0
S&P 500® Dividend Aristocrats ETF	0	0	0	0	0	0
S&P 500® Ex-Energy ETF	0	0	0	0	0	0
S&P 500® Ex-Financials ETF	0	0	0	0	0	0
S&P 500® Ex-Health Care ETF	0	0	0	0	0	0
S&P 500® Ex-Technology ETF	0	0	0	0	0	0
S&P MidCap 400 Dividend Aristocrats ETF	0	0	0	0	0	0
S&P Technology Dividend Aristocrats ETF[5]	N/A	N/A	13	N/A	N/A	0

	Administrator			Citi
Fund	2018	2019	2020	2018	2019	2020
Short 20+ Year Treasury	139,076	129,020	94,501	12,811	9,426	4,390
Short 7-10 Year Treasury	33,206	48,447	40,430	820	1,158	397
Short Basic Materials	30,374	36,696	38,497	38	26	40
Short Dow30SM	91,153	90,015	101,434	5,224	4,507	5,223
Short Financials	30,378	36,676	38,533	448	392	382
Short FTSE China 50	30,374	36,696	38,496	127	125	132
Short High Yield	62,207	67,695	69,222	2,681	2,506	2,333
Short MidCap400	30,373	36,766	38,498	265	290	288
Short MSCI EAFE	30,368	40,556	41,728	429	740	639
Short MSCI Emerging Markets	56,942	75,867	55,703	2,879	2,993	1,381
Short Oil & Gas	30,377	36,693	38,497	60	35	47
Short QQQ®	103,512	123,092	140,078	6,965	8,659	10,266
Short Real Estate	30,376	36,695	38,496	279	175	194
Short Russell2000	97,918	98,908	108,627	6,355	5,320	6,030
Short S&P500®	207,871	214,890	250,276	33,607	32,010	42,194
Short SmallCap600	30,334	36,778	38,497	170	79	100
Short Term USD Emerging Markets Bond ETF	74,762	7,673	79,281	214	151	137
Ultra 20+ Year Treasury	63,482	73,914	80,494	786	572	755
Ultra 7-10 Year Treasury	60,832	78,977	78,238	824	742	671
Ultra Basic Materials	78,736	80,342	76,613	1,297	949	692
Ultra Communication Services Select Sector[7]	N/A	3,118	38,517	N/A	37	26
Ultra Consumer Goods	62,174	73,025	74,860	283	146	129
Ultra Consumer Services	62,416	73,319	74,759	440	496	410
Ultra Dow30SM	157,919	167,337	159,437	8,308	7,678	6,135
Ultra Financials	212,486	214,907	208,804	18,408	15,851	13,095
Ultra FTSE China 50	40,434	38,326	38,613	1,087	644	552
Ultra FTSE Europe	30,376	36,695	38,496	276	153	92
Ultra Health Care	97,229	115,149	110,776	2,122	2,514	4,579
Ultra High Yield	61,887	72,728	79,355	67	64	4,677
Ultra Industrials	62,493	73,359	74,713	533	416	4,776

	Administrator			Citi
Fund	2018	2019	2020	2018	2019	2020
Ultra MidCap400	111,633	117,092	114,474	2,888	2,742	4,874
Ultra MSCI Brazil Capped	30,374	36,696	39,270	370	174	4,972
Ultra MSCI EAFE	31,912	36,301	38,496	301	163	5,070
Ultra MSCI Emerging Markets	38,013	40,060	38,547	1,001	698	5,169
Ultra MSCI Japan	30,377	36,801	38,708	254	146	5,267
Ultra Nasdaq Biotechnology	166,464	150,747	130,246	8,690	5,941	5,365
Ultra Oil & Gas	103,937	107,166	95,953	2,616	1,986	5,464
Ultra QQQ®	246,679	275,481	287,160	30,461	36,342	5,562
Ultra Real Estate	111,463	116,587	115,464	3,241	2,659	5,660
Ultra Russell2000	126,707	143,895	118,735	3,861	3,993	5,758
Ultra S&P500®	280,562	304,928	304,589	44,108	47,792	5,857
Ultra Semicon- ductors	78,912	84,947	95,223	1,345	1,107	5,955
Ultra SmallCap600	63,510	75,353	73,984	531	572	6,053
Ultra Technology	137,872	159,613	166,046	5,600	6,721	6,151
Ultra Telecommuni- cations	61,936	72,885	74,918	67	29	6,250
Ultra Utilities	61,974	72,803	74,948	336	281	6,348
UltraPro Dow30SM	144,227	187,196	177,583	7,930	10,036	6,446
UltraPro MidCap400	63,217	73,705	74,520	763	592	6,545
UltraPro QQQ®	299,997	375,361	394,906	51,966	75,670	77,181
UltraPro Russell2000	111,664	124,979	99,401	2,698	2,495	1,650
UltraPro S&P500®	220,216	256,684	249,551	24,140	26,643	24,084
UltraPro Short 20+ Year Treasury	50,655	52,753	40,749	1,739	1,390	535
UltraPro Short Dow30SM	76,814	82,706	109,297	3,570	3,935	6,338
UltraPro Short MidCap400	30,377	36,693	38,497	54	43	96
UltraPro Short QQQ®	136,064	158,351	192,370	10,803	15,577	21,230
UltraPro Short Russell2000	52,483	48,533	57,928	1,686	1,196	1,538
UltraPro Short S&P500®	140,164	128,287	157,253	11,926	9,537	13,837
UltraShort 20+ Year Treasury	230,684	204,145	149,763	42,691	27,638	11,900
UltraShort 7-10 Year Treasury	63,087	63,130	47,169	2,764	2,127	863
UltraShort Basic Materials	30,377	36,694	38,496	123	114	112

	Administrator			Citi
Fund	2018	2019	2020	2018	2019	2020
UltraShort Communication Services Select Sector[7]	N/A	2,383	21,205	N/A	30	14
UltraShort Consumer Goods	30,377	36,693	38,497	45	47	39
UltraShort Consumer Services	30,377	36,693	38,497	33	22	22
UltraShort Dow30SM	73,230	71,277	78,955	3,703	2,771	3,115
UltraShort Financials	32,557	36,809	39,756	737	532	564
UltraShort FTSE China 50	31,243	36,884	41,596	655	653	765
UltraShort FTSE Europe	30,376	36,730	38,538	526	351	305
UltraShort Health Care	30,377	36,693	38,497	23	34	42
UltraShort Industrials	30,377	36,693	38,497	57	55	44
UltraShort MidCap400	30,377	36,693	38,497	91	71	67
UltraShort MSCI Brazil Capped	30,115	36,801	39,229	512	617	571
UltraShort MSCI EAFE	30,377	36,693	38,497	62	69	45
UltraShort MSCI Emerging Markets	30,229	36,794	38,533	536	409	349
UltraShort MSCI Japan	30,377	36,694	38,496	174	124	153
UltraShort Nasdaq Biotechnology	27,868	38,826	38,530	836	562	386
UltraShort Oil & Gas	30,369	36,823	38,535	510	353	332
UltraShort QQQ®	97,980	102,192	105,503	6,242	5,818	5,660
UltraShort Real Estate	30,234	36,793	40,131	619	428	451
UltraShort Russell2000	65,607	56,684	63,051	2,713	1,699	1,863
UltraShort S&P500®	182,971	171,793	192,925	23,176	17,811	21,379
UltraShort Semiconductors	30,377	36,694	38,497	73	90	147
UltraShort SmallCap600	30,377	36,693	38,497	53	56	75
UltraShort Technology	30,377	36,693	38,497	67	79	92

	Administrator			Citi
Fund	2018	2019	2020	2018	2019	2020
UltraShort Utilities	30,377	36,694	38,496	151	89	74
1
Period from November 14, 2017, commencement of operations, through May 31, 2018.
2
Period from July 24, 2017, commencement of operations, through May 31, 2018.
3
Period from July 16, 2018, commencement of operations, through May 31, 2019.
4
Period from November 6, 2018, commencement of operations, through May 31, 2019.
5
Period from November 5, 2019, commencement of operations, through May 31, 2020.
6
Period from May 3, 2018, commencement of operations, through May 31, 2018.
7
Period from January 15, 2019, commencement of operations, through May 31, 2019.
CUSTODIAN AND INDEX RECEIPT AGENT
JPMorgan also acts as Custodian and Index Receipt Agent to each Fund. JPMorgan is located at 4 MetroTech Center, Brooklyn, NY 11245.
The Custodian is responsible for safeguarding each Fund’s cash and securities, receiving and delivering securities, collecting each Fund’s interest and dividends, and performing certain administrative duties, all as directed by authorized persons. The Custodian is also responsible for the appointment and oversight of any sub-custodian banks and for providing reports regarding such sub-custodian banks and clearing agencies.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP (“PwC”) serves as independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. PwC’s address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202.
LEGAL COUNSEL
Ropes & Gray LLP serves as counsel to each Fund. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, MA 02199.
PRINCIPAL FINANCIAL OFFICER/TREASURE SERVICES
The Trust has entered into an agreement with Foreside Management Services, LLC (“Foreside”), pursuant to which Foreside provides the Trust with the services of an individual to serve as the Trust’s Principal Financial Officer and Treasurer. Neither Foreside nor the Treasurer have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund. The Trust pays Foreside an annual flat fee of $100,000 per year and an additional annual flat fee of $3,500 per Fund, and will reimburse Foreside for certain out-of-pocket expenses incurred by Foreside in providing services to the Trust. For the fiscal years ended May 31, 2018, May 31, 2019, and May 31, 2020, the Trust paid $424,149, $381,684, and $359,035 respectively, to Foreside for services pursuant to its agreement. Foreside is located at Three Canal Plaza, Suite 100, Portland, ME 04101.
SECURITIES LENDING AGENT
JPMorgan serves as the securities lending agent to the Trust. For the fiscal year ended May 31, 2020, the income, fees and compensation related to the securities lending activities of each Fund is set forth below. Because the New Fund was not operational at the end of the Trust’s last fiscal year, information on the New Fund is not included in this SAI.

Fund Name	Gross Income From Securities Lending Activities	Securities Lending Revenue Paid to Securities Lending Agent (“Revenue Split”)	Rebate (Paid to Borrower)	Aggregate Fees/ Compensation For Securities Lending Activities	Net Income From Securities Lending Activities
DJ Brookfield Global Infrastructure ETF	$0.06	$0.00	$0.00	$0.00	$0.06
Equities for Rising Rates ETF	$606.45	$82.63	$54.14	$136.77	$469.68
Hedge Replication ETF	$22.46	$1.32	$9.37	$10.69	$11.77
High Yield - Interest Rate Hedged	$5,708.47	$846.11	$67.45	$913.56	$4,794.91
Inflation Expectations ETF	$15,675.58	$2,350.84	$0.00	$2,350.84	$13,324.74
Investment Grade - Interest Rate Hedged	$17,329.41	$2,590.07	$62.11	$2,652.18	$14,677.23
Large Cap Core Plus	$23,046.57	$1,527.51	$12,861.94	$14,389.45	$8,657.12
Long Online/Short Stores ETF	$153,827.95	$21,575.95	$9,983.80	$31,559.75	$122,268.20
Morningstar Alternatives Solution ETF	$36,358.28	$5,100.68	$2,347.61	$7,448.29	$28,909.99
MSCI EAFE Dividend Growers ETF	$8.87	$1.33	$0.00	$1.33	$7.54
MSCI Europe Dividend Growers ETF	$9.12	$1.36	$0.00	$1.36	$7.76
Online Retail ETF	$107,336.65	$14,926.74	$7,819.93	$22,746.67	$84,589.98
RAFITM Long/Short	$957.82	$129.05	$40.37	$169.42	$788.40
Russell 2000 Dividend Growers ETF	$617,403.34	$65,039.76	$183,782.45	$248,822.21	$368,581.13
Russell U.S. Dividend Growers ETF	$254.91	$35.36	$19.17	$54.53	$200.38
S&P 500® Bond ETF	$146.19	$9.19	$85.10	$94.29	$51.90
S&P 500® Dividend Aristocrats ETF	$36,928.69	$2,457.83	$20,543.02	$23,000.85	$13,927.84
S&P 500® Ex-Energy ETF	$85.84	$9.88	$18.71	$28.59	$57.25
S&P 500® Ex-Financials ETF	$15.53	$0.67	$3.71	$4.38	$11.15
S&P 500® Ex-Health Care ETF	$13.42	$0.65	$3.59	$4.24	$9.18
S&P 500® Ex-Technology ETF	$27.79	$2.40	$8.47	$10.87	$16.92
S&P MidCap 400® Dividend Aristocrats ETF	$493,227.49	$44,331.69	$197,670.53	$242,002.22	$251,225.27
S&P Technology Dividend Aristocrats ETF	$1,037.29	$138.99	$110.23	$249.22	$788.07
Ultra 7-10 Year Treasury	$4,473.69	$286.19	$2,565.29	$2,851.48	$1,622.21
Ultra Basic Materials	$3,751.50	$262.77	$1,997.79	$2,260.56	$1,490.94
Ultra Communication Services Select Sector	$0.27	$0.04	$0.00	$0.04	$0.23
Ultra Consumer Goods	$681.43	$90.27	$65.92	$156.19	$525.24
Ultra Consumer Services	$910.82	$117.33	$117.93	$235.26	$675.56
Ultra Dow30SM	$435.91	$57.91	$49.88	$107.79	$328.12
Ultra Financials	$5,390.95	$344.94	$3,089.39	$3,434.33	$1,956.62
Ultra Health Care	$3,895.46	$295.63	$1,921.31	$2,216.94	$1,678.52
Ultra High Yield	$6,730.16	$730.65	$1,857.82	$2,588.47	$4,141.69

Fund Name	Gross Income From Securities Lending Activities	Securities Lending Revenue Paid to Securities Lending Agent (“Revenue Split”)	Rebate (Paid to Borrower)	Aggregate Fees/ Compensation For Securities Lending Activities	Net Income From Securities Lending Activities
Ultra Industrials	$240.37	$28.86	$44.86	$73.72	$166.65
Ultra MidCap 400®	$19,879.19	$2,072.68	$6,029.20	$8,101.88	$11,777.31
Ultra Nasdaq Biotechnology	$174,412.53	$23,108.92	$20,294.42	$43,403.34	$131,009.19
Ultra Oil & Gas	$3,763.61	$499.33	$430.09	$929.42	$2,834.19
Ultra QQQ®	$23,927.28	$2,866.69	$4,814.79	$7,681.48	$16,245.80
Ultra Real Estate	$2,800.99	$160.81	$1,727.02	$1,887.83	$913.16
Ultra Russell2000	$214,742.24	$29,314.21	$18,753.96	$48,068.17	$166,674.07
Ultra S&P500®	$17,687.41	$1,255.63	$9,312.00	$10,567.63	$7,119.78
Ultra Semiconductors	$0.99	$0.14	$0.00	$0.14	$0.85
Ultra SmallCap600	$8,248.50	$1,026.11	$1,315.42	$2,341.53	$5,906.97
Ultra Technology	$16,646.95	$1,965.46	$3,541.73	$5,507.19	$11,139.76
Ultra Telecommunications	$52.83	$2.25	$26.35	$28.60	$24.23
UltraPro Dow30SM	$78.63	$1.59	$68.00	$69.59	$9.04
UltraPro MidCap400	$2,857.07	$340.63	$558.98	$899.61	$1,957.46
UltraPro QQQ®	$57,382.44	$4,862.39	$24,965.47	$29,827.86	$27,554.58
UltraPro Russell2000	$104,994.91	$14,581.73	$7,285.54	$21,867.27	$83,127.64
UltraPro S&P500®	$7,078.58	$386.19	$4,503.41	$4,889.60	$2,188.98
A Fund does not pay any separate cash collateral management services fees, administrative fees, fees for indemnification or other fees not reflected above for securities lending activities. Earnings from cash collateral investments received by the securities lending agent are included in the Revenue Split.
DISTRIBUTOR
SEI Investments Distribution Co. (“SEI”) serves as the distributor and principal underwriter in all fifty states and the District of Columbia. SEI is located at One Freedom Valley Drive, Oaks, PA 19456. The Distributor has no role in determining the investment policies of the Trust or a Fund, or which securities are to be purchased or sold by the Trust or a Fund. For the fiscal years ended May 31, 2018, May 31, 2019, and May 31, 2020, ProShare Advisors paid $705,298, $723,552, and $751,686 respectively, to the Distributor as compensation for services.
DISTRIBUTION AND SERVICE PLAN
Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Purchase and Issuance of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. The Distributor has no role in determining the investment policies of each Fund or which securities are to be purchased or sold by each Fund.
The Board has approved a Distribution and Service Plan under which each Fund may pay financial intermediaries such as broker-dealers and investment advisers (“Authorized Firms”) up to 0.25%, on an annualized basis, of average daily net assets of the Fund as reimbursement or compensation for distribution-related activities with respect to the Shares of the Fund and shareholder services. Under the Distribution and Service Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Shares on behalf of their clients.

The Distribution and Service Plan and Distribution and Service Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees. All material amendments of the Distribution and Service Plan must also be approved by the Board. The Distribution and Service Plan may be terminated at any time by a majority of the Board or by a vote of a majority of the outstanding Shares, as defined under the 1940 Act, of the affected Fund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Shares, as defined under the 1940 Act, of the affected Fund on not less than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Board has determined that, in its judgment, there is a reasonable likelihood that the Distribution and Service Plan will benefit each Fund and holders of Shares of each Fund. In the Board’s quarterly review of the Distribution and Service Plan and Distribution and Service Agreements, the Trustees will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.
The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. There are currently no plans to impose distribution fees.
OTHER MATTERS
COSTS AND EXPENSES Not applicable to the Unitary Fee Funds
Each Fund bears all expenses of its operations other than those assumed by ProShare Advisors or the Administrator. Fund expenses include but are not limited to: the investment advisory fee; management services fee; administrative fees, index receipt agent fees, principal financial officer/treasurer services fees; compliance service fees, anti-money laundering administration fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; listing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.
PAYMENTS TO THIRD PARTIES FROM THE ADVISOR
ProShare Advisors, from its own resources, including profits from advisory fees received from a Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their services and expenses incurred in connection with the distribution and promotion of each Fund’s Shares. In this regard, ProShare Advisors or an affiliate of ProShare Advisors, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including a Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.
ProShare Advisors has separate arrangements to make payments, other than for the educational programs and marketing activities described above, to Charles Schwab & Co., Inc. and Raymond James Financial Services, Inc. (the “Firms”). Pursuant to the arrangements with the Firms, the Firms agreed to promote certain ProShares ETFs to each Firm’s customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain ProShares ETFs. These payments, which may be significant, are paid by ProShare Advisors from its own resources and not from the assets of a Fund.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement or Investment Advisory and Management Agreement, as applicable, of the Trust will be (or is) available in the Trust’s Annual and/or Semi-Annual Report to shareholders.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. The Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.
DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. In addition, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.
CODE OF ETHICS
The Trust, ProShare Advisors and the Distributor each have adopted a consolidated code of ethics (the “COE”), under Rule 17j-1 of the 1940 Act, which is reasonably designed to ensure that all acts, practices and courses of business engaged in by personnel of the Trust, ProShare Advisors and the Distributor reflect high standards of conduct and comply with the requirements of the federal securities laws. There can be no assurance that the COE will be effective in preventing deceptive, manipulative or fraudulent activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a Fund; however, such transactions are reported on a regular basis by ProShare Advisors’ personnel that are Access Persons. Access Persons, as the term is defined in the COE, subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by ProShare Advisors. The COE is on file with the SEC and is available to the public.
PROXY VOTING POLICY AND PROCEDURES
Background
The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of each Fund, pursuant to which the Board of Trustees has delegated responsibility for voting such proxies to ProShare Advisors subject to the Board’s continuing oversight.
Policies and Procedures
The Advisor’s proxy voting policies and procedures (the “Guidelines”) are reasonably designed to maximize shareholder value and protect shareholder interests when voting proxies. The Advisor’s Brokerage Allocation and Proxy Voting Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibilities with regard to voting of client proxies. The Proxy Committee is composed of employees of the Advisor. The Proxy Committee reviews and monitors the effectiveness of the Guidelines. To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. The

Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.
Information on how proxies were voted for portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Advisor at 888-776-3637 or on the Trust’s website at proshares.com, or on the SEC’s website at http://www.sec.gov. See Appendix C for a copy of the proxy voting policy and procedures.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. Disclosure of the complete holdings of each Fundis required to be made quarterly within 60 days of the end of the Fund’s fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the monthly holdings report on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of each Fund’s fiscal quarter. You can find SEC filings on the SEC’s website, www.sec.gov. In addition, each Fund’s portfolio holdings will be publicly disseminated each day the Fund is open for business via the Fund’s website at proshares.com.
The portfolio composition file (“PCF”) and the IOPV file, which contain equivalent portfolio holdings information, will be made available as frequently as daily to each Fund’s service providers to facilitate the provision of services to each Fund and to certain other entities (“Entities”) in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by exemptive orders issued by the SEC and other legal and business requirements pursuant to which each Fund creates and redeems Shares. Entities are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based services, including large institutional investors (“Authorized Participants”) that have been authorized by the Distributor to purchase and redeem Creation Units and other institutional market participants that provide information services. Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of Funds in the secondary market.
Daily access to the PCF and IOPV file is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management, including Authorized Participants, and (ii) to other personnel of ProShare Advisors and each Fund’s distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.
Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) in other circumstances except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s CCO or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of ProShare Advisors or the Distributor and such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The lag time between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Subject to the general supervision by the Board, ProShare Advisors is responsible for decisions to buy and sell securities and derivatives for each Fund and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, ProShare Advisors may find efficiencies and cost savings by purchasing futures or using other derivative instruments like total return swaps or forward contracts. ProShare Advisors may also choose to cross-trade securities between clients to save costs where allowed under applicable law.
The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. ProShare Advisors believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and ProShare Advisors from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, ProShare Advisors relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the ProShare Advisors considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity and responsiveness.
ProShare Advisors may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or ProShare Advisors. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.
For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index) ProShare Advisors evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.
Consistent with a Fund’s investment objective, ProShare Advisors may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. ProShare Advisors will generally distribute such benefits pro rata to applicable client trades. In addition, ProShare Advisors, any of its affiliates or employees and each Fund have a policy not to enter into any agreement or other understanding—whether written or oral—under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Fund’s shares.

BROKERAGE COMMISSIONS
A Fund may experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategies.
The brokerage commissions paid for the fiscal years ended May 31, 2018, May 31, 2019, and May 31, 2020 for each Fund that was operational as of each date are set forth below.
Fund	Commissions Paid During Fiscal Year Ended May 31, 2018	Commissions Paid During Fiscal Year Ended May 31, 2019	Commissions Paid During Fiscal Year Ended May 31, 2020	Aggregate Total
Decline of the Retail Store ETF[1]	$ 0.00	$ 0.00	$ 0.00	$ 0.00
DJ Brookfield Global Infrastructure ETF	$ 1,244.49	$ 2,670.77	$ 3,223.81	$ 7,139.07
Equities for Rising Rates ETF[2]	$ 1,955.05	$ 1,877.83	$ 874.27	$ 4,707.15
Global Listed Private Equity ETF	$ 1,069.78	$ 1,693.30	$ 1,209.94	$ 3,973.02
Hedge Replication ETF	$ 2,742.01	$ 2,006.07	$ 1,537.55	$ 6,285.63
High Yield—Interest Rate Hedged	$ 18,700.23	$ 16,738.09	$ 10,925.71	$ 46,364.03
Inflation Expectations ETF	$ 6,850.63	$ 6,894.70	$ 3,089.07	$ 16,834.40
Investment Grade—Interest Rate Hedged	$ 54,542.77	$ 46,252.75	$ 27,309.96	$ 128,105.48
K-1 Free Crude Oil Strategy ETF	$ 0.00	$ 0.00	$ 2,488.13	$ 2,488.13
Large Cap Core Plus	$ 105,861.59	$ 154,591.77	$ 90,532.83	$ 350,986.19
Long Online/Short Stores ETF[1]	$ 5,890.53	$ 6,387.03	$ 11,410.16	$ 23,687.72
Managed Futures Strategy ETF	$ 3,099.50	$ 2,006.37	$ 592.46	$ 5,698.33
Merger ETF	$ 2,744.04	$ 2,675.53	$ 2,880.75	$ 8,300.32
Morningstar Alternatives Solution ETF	$ 1,702.19	$ 1,179.55	$ 861.48	$ 3,743.22
MSCI EAFE Dividend Growers ETF	$ 12,555.82	$ 14,079.20	$ 39,910.80	$ 66,545.82
MSCI Emerging Markets Dividend Growers ETF	$ 17,302.53	$ 25,426.65	$ 21,867.12	$ 64,596.30
MSCI Europe Dividend Growers ETF	$ 1,201.65	$ 1,154.11	$ 2,989.98	$ 5,345.74
Online Retail ETF[3]	$ 0.00	$ 2,342.98	$ 6,862.38	$ 9,205.36
Pet Care ETF[4]	$ 0.00	$ 2,693.01	$ 8,217.22	$ 10,910.23
RAFITM Long/Short	$ 1,151.00	$ 940.71	$ 375.62	$2,467.33
Russell 2000 Dividend Growers ETF	$ 33,178.62	$ 40,985.71	$1,670,844.11	$1,745,008.44
Russell U.S. Dividend Growers ETF[5]	$ 0.00	$ 0.00	$ 46,613.02	$ 46,613.02
S&P 500® Bond ETF[6]	$ 0.00	$ 77.79	$ 0.00	$ 77.79
S&P 500® Dividend Aristocrats ETF	$ 214,165.41	$ 179,792.94	$ 288,763.58	$ 682,721.93
S&P 500® Ex-Energy ETF	$ 57.38	$ 1,172.37	$ 86.75	$ 1,316.50
S&P 500® Ex-Financials ETF	$ 175.02	$ 17.97	$ 23.10	$ 216.09
S&P 500® Ex-Health Care ETF	$ 181.00	$ 17.36	$ 20.19	$ 218.55
S&P 500® Ex-Technology ETF	$ 17.27	$ 305.54	$ 40.89	$ 363.70
S&P MidCap 400 Dividend Aristocrats ETF	$ 56,468.81	$ 33,329.41	$ 62,579.14	$ 152,377.36
S&P Technology Dividend Aristocrats ETF[5]	$ 0.00	$ 0.00	$ 2,193.12	$ 2,193.12
Short 20+ Year Treasury	$ 9,806.66	$ 5,180.16	$ 2,620.48	$ 17,607.30
Short 7-10 Year Treasury	$ 194.90	$ 149.94	$ 80.85	$ 425.69
Short Basic Materials	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Short Dow30SM	$ 5,158.17	$ 6,361.47	$ 14,014.95	$ 25,534.59
Short Financials	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Short FTSE China 50	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Short High Yield	$ 0.00	$ 0.00	$ 0.00	$ 0.00

Fund	Commissions Paid During Fiscal Year Ended May 31, 2018	Commissions Paid During Fiscal Year Ended May 31, 2019	Commissions Paid During Fiscal Year Ended May 31, 2020	Aggregate Total
Short MidCap400	$ 246.73	$ 284.00	$ 503.20	$ 1,033.93
Short MSCI EAFE	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Short MSCI Emerging Markets	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Short Oil & Gas	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Short QQQ®	$ 9,486.06	$ 17,620.23	$ 19,933.70	$ 47,039.99
Short Real Estate	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Short Russell2000	$ 10,776.02	$ 12,855.40	$ 17,354.00	$ 40,985.42
Short S&P500®	$ 28,246.98	$ 33,479.28	$ 45,256.20	$ 106,982.46
Short SmallCap600	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Short Term USD Emerging Markets Bond ETF	$ 15.00	$ 0.00	$ 0.00	$ 15.00
Ultra 20+ Year Treasury	$ 8,901.79	$ 19,892.16	$ 105,825.90	$ 134,619.85
Ultra 7-10 Year Treasury	$ 27,456.35	$ 30,962.44	$ 14,961.25	$ 73,380.04
Ultra Basic Materials	$ 8,829.18	$ 5,143.38	$ 1,699.34	$ 15,671.90
Ultra Communication Services Select Sector[7]	$ 0.00	$ 263.74	$ 439.88	$ 703.62
Ultra Consumer Goods	$ 5,237.49	$ 813.00	$ 0.00	$ 6,050.49
Ultra Consumer Services	$ 5,355.16	$ 2,979.36	$ 2,679.26	$ 11,013.78
Ultra Dow30SM	$ 33,128.26	$ 65,097.79	$ 38,148.22	$ 136,374.27
Ultra Financials	$ 19,586.02	$ 17,422.22	$ 40,964.31	$ 77,972.55
Ultra FTSE China 50	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Ultra FTSE Europe	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Ultra Health Care	$ 26,493.20	$ 10,602.97	$ 4,263.53	$ 41,359.70
Ultra High Yield	$ 0.00	$ 43.01	$ 0.00	$ 43.01
Ultra Industrials	$ 6,632.00	$ 1,070.78	$ 1,234.77	$ 8,937.55
Ultra MidCap400	$ 17,709.47	$ 10,927.36	$ 21,234.38	$ 49,871.21
Ultra MSCI Brazil Capped	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Ultra MSCI EAFE	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Ultra MSCI Emerging Markets	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Ultra MSCI Japan	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Ultra Nasdaq Biotechnology	$ 31,544.54	$ 19,600.51	$ 12,984.09	$ 64,129.14
Ultra Oil & Gas	$ 4,082.55	$ 3,132.31	$ 6,381.19	$ 13,596.05
Ultra QQQ®	$ 126,997.84	$ 274,967.60	$ 210,761.07	$612,726.51
Ultra Real Estate	$ 40,471.96	$ 14,024.87	$ 30,795.54	$85,292.37
Ultra Russell2000	$ 28,572.70	$27,003.86	$31,135.96	$86,712.52
Ultra S&P500®	$190,253.43	$410,749.63	$401,281.86	$1,002,284.92
Ultra Semiconductors	$ 13,161.58	$ 4,583.36	$ 8,097.18	$ 25,842.12
Ultra SmallCap600	$ 7,003.28	$ 3,822.07	$ 2,198.32	$ 13,023.67
Ultra Technology	$ 43,788.96	$ 44,768.94	$ 24,750.09	$ 113,307.99
Ultra Telecommunications	$ 862.84	$ 977.54	$ 301.25	$ 2,141.63
Ultra Utilities	$ 1,293.00	$ 414.35	$ 1,008.40	$ 2,715.75
UltraPro Dow30SM	$ 144,839.08	$ 60,857.54	$ 137,750.74	$ 343,447.36
UltraPro MidCap400	$ 13,108.67	$ 5,457.64	$ 2,600.10	$ 21,166.41
UltraPro QQQ®	$ 762,008.59	$ 949,475.88	$1,092,096.07	$2,803,580.54
UltraPro Russell2000	$ 41,464.69	$ 44,424.32	$ 37,427.47	$ 123,316.48
UltraPro S&P500®	$ 421,450.13	$ 278,841.92	$357,498.86	$1,057,790.91

Fund	Commissions Paid During Fiscal Year Ended May 31, 2018	Commissions Paid During Fiscal Year Ended May 31, 2019	Commissions Paid During Fiscal Year Ended May 31, 2020	Aggregate Total
UltraPro Short 20+ Year Treasury	$ 2,729.95	$ 1,475.92	$ 460.56	$ 4,666.43
UltraPro Short Dow30SM	$ 8,648.33	$ 9,849.68	$ 19,000.40	$ 37,498.41
UltraPro Short MidCap400	$ 103.31	$ 76.00	$ 176.85	$ 356.16
UltraPro Short QQQ®	$ 26,301.94	$ 45,707.71	$ 59,745.85	$ 131,755.50
UltraPro Short Russell2000	$ 7,242.70	$ 5,076.69	$ 8,096.10	$ 20,415.49
UltraPro Short S&P500®	$ 30,196.64	$ 25,712.23	$ 37,967.25	$ 93,876.12
UltraShort 20+ Year Treasury	$ 48,158.77	$ 24,865.68	$ 10,999.30	$ 84,023.75
UltraShort 7-10 Year Treasury	$ 901.35	$ 376.32	$ 331.05	$ 1,608.72
UltraShort Basic Materials	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort Communication Services Select Sector[7]	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort Consumer Goods	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort Consumer Services	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort Dow30SM	$ 6,908.20	$ 7,347.46	$ 11,634.80	$ 25,890.46
UltraShort Financials	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort FTSE China 50	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort FTSE Europe	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort Health Care	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort Industrials	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort MidCap400	$ 157.17	$ 132.00	$ 124.35	$ 413.52
UltraShort MSCI Brazil Capped	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort MSCI EAFE	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort MSCI Emerging Markets	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort MSCI Japan	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort Nasdaq Biotechnology	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort Oil & Gas	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort QQQ	$12,473.44	$21,745.24	$19,712.60	$53,931.28
UltraShort Real Estate	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort Russell2000	$7,878.56	$8,549.30	$8,660.00	$25,087.86
UltraShort S&P500®	$34,882.49	$31,227.00	$38,017.55	$104,127.04
UltraShort Semiconductors	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort SmallCap600	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort Technology	$ 0.00	$ 0.00	$ 0.00	$ 0.00
UltraShort Utilities	$ 0.00	$ 0.00	$ 0.00	$ 0.00
1
Period from November 14, 2017, commencement of operations, through May 31, 2018.
2
Period from July 24, 2017, commencement of operations, through May 31, 2018.
3
Period from July 16, 2018, commencement of operations, through May 31, 2019.
4
Period from November 6, 2018, commencement of operations, through May 31, 2019.
5
Period from November 5, 2019, commencement of operations, through May 31, 2020.
6
Period from May 3, 2018, commencement of operations, through May 31, 2018.
7
Period from January 15, 2019, commencement of operations, through May 31, 2019.
SECURITIES OF REGULAR BROKER-DEALERS
Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which they may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares.
During the fiscal year ended May 31, 2020, each of the following Funds were operational during that period and held securities of regular brokers or dealers to the Trust:
Fund	Broker-Dealer	Dollar Amount of Holdings
Equities for Rising Rates ETF	Bank of America Corp.	$30,945
	JPMorgan Chase & Co.	$29,582
	Morgan Stanley	$36,023
Investment Grade–Interest Rate Hedged	Bank of America Corp.	$6,585,388
	Barclays Capital, Inc.	$3,555,775
	Citigroup, Inc.	$6,238,323
	Goldman Sachs & Co.	$6,332,132
	JPMorgan Chase & Co.	$6,920,560
	Morgan Stanley	$5,744,695
	Wells Fargo & Co.	$5,528,923
Large Cap Core Plus	Bank of America Corp.	$1,330,314
	Citigroup, Inc.	$509,427
	JPMorgan Chase & Co.	$2,648,097
	Morgan Stanley	$1,521,673
	Wells Fargo & Co.	$231,613
RAFITM Long/Short	Bank of America Corp.	$57,261
	Bank of New York Mellon Corp.	$12,155
	Citigroup, Inc.	$46,760
	Goldman Sachs & Co.	$25,151
	JPMorgan Chase & Co.	$82,811
	Morgan Stanley	$18,962
	Wells Fargo & Co.	$50,187
S&P 500® Bond ETF	Bank of America Corp.	$552,041
	Bank of New York Mellon Corp.	$155,204
	Citigroup, Inc.	$757,585
	Goldman Sachs & Co.	$900,254
	JPMorgan Chase & Co.	$807,418
	Morgan Stanley	$850,903
	Wells Fargo & Co.	$1,109,233
S&P 500® Ex-Energy ETF	Bank of America Corp.	$133,311
	Bank of New York Mellon Corp.	$21,373
	Citigroup, Inc.	$71,482
	Goldman Sachs & Co.	$43,621
	JPMorgan Chase & Co.	$208,535
	Morgan Stanley	$35,183
	Wells Fargo & Co.	$69,537
S&P 500® Ex-Health Care ETF	Bank of America Corp.	$19,996
	Bank of New York Mellon Corp.	$3,197

Fund	Broker-Dealer	Dollar Amount of Holdings
	Citigroup, Inc.	$10,732
	Goldman Sachs & Co.	$6,288
	JPMorgan Chase & Co.	$31,237
	Morgan Stanley	$5,260
	Wells Fargo & Co.	$10,429
S&P 500® Ex-Technology ETF	Bank of America Corp.	$28,148
	Bank of New York Mellon Corp.	$4,498
	Citigroup, Inc.	$15,092
	Goldman Sachs & Co.	$9,039
	JPMorgan Chase & Co.	$43,984
	Morgan Stanley	$7,426
	Wells Fargo & Co.	$14,691
Ultra Dow30SM	Goldman Sachs & Co.	$11,191,284
	JPMorgan Chase & Co.	$5,541,999
Ultra Financials	Bank of America Corp.	$12,334,365
	Bank of New York Mellon Corp.	$1,970,716
	Citigroup, Inc.	$6,607,172
	Goldman Sachs & Co.	$3,955,344
	JPMorgan Chase & Co.	$19,279,349
	Morgan Stanley	$3,252,899
	Virtu Financial, Inc.	$115,959
	Wells Fargo & Co.	$6,440,072
Ultra S&P500®	Bank of America Corp.	$11,903,992
	Bank of New York Mellon Corp.	$1,901,654
	Citigroup, Inc.	$6,376,486
	Goldman Sachs & Co.	$3,577,493
	JPMorgan Chase & Co.	$18,606,548
	Morgan Stanley	$3,138,200
	Wells Fargo & Co.	$6,210,656
UltraPro Dow30SM	Goldman Sachs & Co.	$27,631,603
	JPMorgan Chase & Co.	$13,678,964
UltraPro S&P500®	Bank of America Corp.	$6,818,290
	Bank of New York Mellon Corp.	$1,089,304
	Citigroup, Inc.	$3,652,898
	Goldman Sachs & Co.	$1,473,282
	JPMorgan Chase & Co.	$10,658,754
	Morgan Stanley	$1,797,658
	Wells Fargo & Co.	$3,557,356
ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on May 29, 2002, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board of Trustees may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.

All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series or class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Declaration of Trust confers upon the Board of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of a Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
The Declaration of Trust of the Trust disclaims liability of the shareholders or the Officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of a Fund’s shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances where a Fund would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
PURCHASE AND REDEMPTION OF SHARES
The Trust issues and redeems Shares only in aggregations of Creation Units. The Creation Unit size and the value of a Creation Unit at inception for each Fund is set forth below.
Fund Name	Creation Unit Size	Value of Creation Unit at inception
Decline of the Retail Store ETF	25,000	$10,000,000
DJ Brookfield Global Infrastructure ETF	10,000	$2,000,000
Equities for Rising Rates ETF	10,000	$1,000,000
Global Listed Private Equity ETF	10,000	$2,000,000
Hedge Replication ETF	10,000	$2,000,000
High Yield—Interest Rate Hedged	25,000	$4,000,000
Inflation Expectations ETF	10,000	$2,000,000
Investment Grade—Interest Rate Hedged	25,000	$4,000,000
K-1 Free Crude Oil Strategy ETF	25,000	$1,000,000
Large Cap Core Plus	10,000	$2,000,000
Long Online/Short Stores ETF	10,000	$10,000,000
Managed Futures Strategy ETF	10,000	$1,000,000
Merger ETF	25,000	$2,000,000
Morningstar Alternatives Solution ETF	10,000	$400,000
MSCI EAFE Dividend Growers ETF	10,000	$2,000,000
MSCI Emerging Markets Dividend Growers ETF	10,000	$1,000,000
MSCI Europe Dividend Growers ETF	10,000	$4,000,000

Fund Name	Creation Unit Size	Value of Creation Unit at inception
MSCI Transformational Changes ETF	25,000	$1,000,000
Online Retail ETF	10,000	$1,000,000
Pet Care ETF	25,000	$1,000,000
RAFITM Long/Short	10,000	$5,250,000
Russell 2000 Dividend Growers ETF	10,000	$1,000,000
Russell U.S. Dividend Growers ETF	10,000	$5,250,000
S&P 500® Bond ETF	25,000	$2,000,000
S&P 500® Dividend Aristocrats ETF	50,000	$2,000,000
S&P 500® Ex-Energy ETF	10,000	$4,000,000
S&P 500® Ex-Financials ETF	10,000	$4,000,000
S&P 500® Ex-Health Care ETF	10,000	$4,000,000
S&P 500® Ex-Technology ETF	10,000	$4,000,000
S&P MidCap 400 Dividend Aristocrats ETF	10,000	$1,000,000
S&P Technology Dividend Aristocrats ETF	10,000	$5,250,000
Short 7-10 Year Treasury	25,000	$1,000,000
Short 20+ Year Treasury	50,000	$2,500,000
Short Basic Materials	50,000	$2,500,000
Short Dow30SM	50,000	$5,250,000
Short Financials	50,000	$5,250,000
Short FTSE China 50	50,000	$2,500,000
Short High Yield	50,000	$4,000,000
Short MidCap400	25,000	$5,250,000
Short MSCI EAFE	50,000	$5,250,000
Short MSCI Emerging Markets	50,000	$5,250,000
Short Oil & Gas	50,000	$5,250,000
Short QQQ®	50,000	$5,250,000
Short Real Estate	50,000	$2,500,000
Short Russell2000	50,000	$5,250,000
Short S&P500®	25,000	$5,250,000
Short SmallCap600	25,000	$5,250,000
Short Term USD Emerging Markets Bond ETF	50,000	$4,000,000
Ultra 7-10 Year Treasury	25,000	$3,500,000
Ultra 20+ Year Treasury	25,000	$3,500,000
Ultra Basic Materials	25,000	$5,250,000
Ultra Communication Services Select Sector	25,000	$2,000,000
Ultra Consumer Goods	25,000	$5,250,000
Ultra Consumer Services	25,000	$5,250,000
Ultra Dow30SM	50,000	$5,250,000
Ultra Financials	50,000	$5,250,000
Ultra FTSE China 50	25,000	$3,000,000
Ultra FTSE Europe	25,000	$1,500,000
Ultra Health Care	25,000	$5,250,000
Ultra High Yield	25,000	$2,000,000
Ultra Industrials	25,000	$5,250,000
Ultra MidCap400	50,000	$5,250,000
Ultra MSCI Brazil Capped	25,000	$1,500,000

Fund Name	Creation Unit Size	Value of Creation Unit at inception
Ultra MSCI EAFE	25,000	$3,000,000
Ultra MSCI Emerging Markets	25,000	$3,000,000
Ultra MSCI Japan	25,000	$3,000,000
Ultra Nasdaq Biotechnology	50,000	$3,000,000
Ultra Oil & Gas	50,000	$5,250,000
Ultra QQQ®	50,000	$5,250,000
Ultra Real Estate	25,000	$5,250,000
Ultra Russell2000	50,000	$5,250,000
Ultra S&P500®	50,000	$5,250,000
Ultra Semiconductors	25,000	$5,250,000
Ultra SmallCap600	25,000	$5,250,000
Ultra Technology	25,000	$5,250,000
Ultra Telecommunications	25,000	$5,250,000
Ultra Utilities	25,000	$5,250,000
UltraPro Dow30SM	50,000	$4,000,000
UltraPro MidCap400	25,000	$4,000,000
UltraPro QQQ®	50,000	$4,000,000
UltraPro Russell2000	50,000	$4,000,000
UltraPro S&P500®	50,000	$4,000,000
UltraPro Short 20+ Year Treasury	50,000	$1,250,000
UltraPro Short Dow30SM	50,000	$4,000,000
UltraPro Short MidCap400	50,000	$4,000,000
UltraPro Short QQQ®	50,000	$4,000,000
UltraPro Short Russell2000	50,000	$4,000,000
UltraPro Short S&P500®	50,000	$4,000,000
UltraShort 7-10 Year Treasury	50,000	$5,250,000
UltraShort 20+ Year Treasury	50,000	$5,250,000
UltraShort Basic Materials	50,000	$5,250,000
UltraShort Communication Services Select Sector	25,000	$2,000,000
UltraShort Consumer Goods	50,000	$5,250,000
UltraShort Consumer Services	25,000	$5,250,000
UltraShort Dow30SM	50,000	$5,250,000
UltraShort Financials	25,000	$5,250,000
UltraShort FTSE China 50	50,000	$5,250,000
UltraShort FTSE Europe	25,000	$2,000,000
UltraShort Health Care	25,000	$5,250,000
UltraShort Industrials	25,000	$5,250,000
UltraShort MidCap400	50,000	$5,250,000
UltraShort MSCI Brazil Capped	25,000	$3,000,000
UltraShort MSCI EAFE	50,000	$5,250,000
UltraShort MSCI Emerging Markets	25,000	$5,250,000
UltraShort MSCI Japan	25,000	$5,250,000
UltraShort Nasdaq Biotechnology	50,000	$3,000,000
UltraShort Oil & Gas	50,000	$5,250,000
UltraShort QQQ®	50,000	$5,250,000
UltraShort Real Estate	50,000	$5,250,000

Fund Name	Creation Unit Size	Value of Creation Unit at inception
UltraShort Russell2000	50,000	$5,250,000
UltraShort S&P500®	50,000	$5,250,000
UltraShort Semiconductors	25,000	$5,250,000
UltraShort SmallCap600	50,000	$5,250,000
UltraShort Technology	25,000	$5,250,000
UltraShort Utilities	25,000	$5,250,000
The Board of Trustees of the Trust reserves the right to declare a split or a consolidation in the number of Shares outstanding of a Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
Purchase and Issuance of Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an irrevocable order in proper form.
A “Business Day” with respect to each Fund is any day on which the Exchange upon which it is listed is open for business.
Creation Units of Shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount, defined below, and the Transaction Fee, described below in “Transaction Fees”. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants.
As described below, at the discretion of ProShare Advisors, each Fund may, at times, only accept in-kind purchase orders from Authorized Participants.
Portfolio Deposit
The consideration for purchase of a Creation Unit of a Fund may, at the discretion of ProShare Advisors, consist of the in-kind deposit of a designated portfolio of securities (“Deposit Securities”) constituting a representation of the index for the Fund, the Balancing Amount, and the appropriate Transaction Fee (collectively, the “Portfolio Deposit”). The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities (or in the case of redemptions, the total aggregate market value of the Fund Securities as defined below) and the NAV of the Creation Units being purchased and will be paid to, or received from, the Trust after the NAV has been calculated. ProShare Advisors may restrict purchases of Creation Units to be on an in-kind basis at any time and without prior notice, in all cases at ProShare Advisors’ discretion.
The Index Receipt Agent makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each applicable Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of such Fund until the next-announced Portfolio Deposit composition is made available.
The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by ProShare Advisors with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index, as applicable. The adjustments described above will reflect changes, known to ProShare Advisors on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Fund, as applicable, or resulting from stock splits and other corporate actions. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. A Transaction Fee may be assessed on any “cash in lieu” amounts, as further described below under “Transaction Fees”. For the ProShares S&P500® Bond ETF, the High Yield—Interest Rate Hedged, the Investment Grade—Interest Rate Hedged and the Short Term USD Emerging Markets Bond ETF, a minimum of 70% of the Deposit Securities must be delivered, unless such purchase is made on a cash-only basis.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of each applicable Fund, will be made available.
Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below, in the sole discretion of the Trust or ProShare Advisors. In these circumstances, the initial deposit may have a greater value than the NAV of the Shares on the date the order is placed in proper form because, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) up to 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). Additional amounts of cash may be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount up to 115% of the daily mark-to-market value of the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or any sub-custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as described below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the Settlement Date, which is typically the second Business Day following the day on which the purchase order is deemed received by the Distributor.
Orders must be transmitted by an Authorized Participant by telephone, online portal or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Authorized Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust or ProShare Advisors. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Amount
Creation Units of each Fund may, at the discretion of ProShare Advisors, be sold for cash (the “Cash Purchase Amount”) when cash purchases of Creation Units are available or specified for a Fund, they will be effective in essentially the same manner as in kind purchases. Creation Units are sold at their NAV plus a Transaction Fee, as described below. ProShare Advisors may also restrict purchases of Creation Units to be on a cash-only basis at any time and without prior notice, in all cases at ProShare Advisors’ discretion.
Purchase and Redemption Cut-Off Times
An Authorized Participant may place an order to purchase or redeem Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases and redemptions of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process, though orders for Global Funds may not be placed through the Clearing Process. In either case, for a purchase or redemption order involving a Creation Unit to be effectuated at a Fund’s NAV on a particular day, it must be received in proper form by the following cut-off times (which may be earlier if the relevant Exchange or any relevant bond market closes earlier than normal, such as the day before a holiday). In all cases purchase/redeem procedures are at the discretion of ProShare Advisors and may be changed without notice.
Fund(s)	Typical Creation Cut-Off Time (Eastern Time)
MSCI Emerging Markets Dividend Growers ETF; Pet Care ETF; DJ Brookfield Global Infrastructure ETF; Global Listed Private Equity ETF; and Merger ETF	Order must be received between 4:01 p.m. and 5:00 p.m. on any Business Day in order to receive the next Business Day’s NAV
MSCI EAFE Dividend Growers ETF
Order must be received between 11:31 a.m. and 5:00 p.m.
on any Business Day in order to receive the next Business
Day’s NAV(These times may vary due to differences in
when daylight savings time is effective between London
and New York time. The actual cutoff times are between
4:31 p.m. London Time and 5:00 p.m. Eastern Time.)

MSCI Europe Dividend Growers ETF and Managed Futures Strategy ETF
10:30 a.m. in order to receive that day’s closing NAV per
Share(This time may vary due to differences in when
daylight savings time is effective between London and
New York time. The actual cutoff time is 3:30 p.m. London
Time)

K-1 Free Crude Oil Strategy ETF	2:00 p.m. in order to receive that day’s closing NAV per Share
High Yield—Interest Rate Hedged; Investment Grade—Interest Rate Hedged; and S&P 500® Bond ETF	3:00 p.m. in order to receive that day’s closing NAV per Share
Short Term USD Emerging Markets Bond ETF; Inflation Expectations ETF; and Short or Ultra Fixed Income ProShares Funds	2:30 p.m. (3:00 p.m., if transmitted by mail; except 4:00 p.m., if transmitted by mail on behalf of Short High Yield ETF or Ultra High Yield ETF) in order to receive that day’s closing NAV per Share

Fund(s)	Typical Creation Cut-Off Time (Eastern Time)
S&P 500® Dividend Aristocrats ETF; S&P
MidCap 400 Dividend Aristocrats ETF; Russell
2000 Dividend Growers ETF; Online Retail
ETF; Equities for Rising Rates ETF;
Morningstar Alternatives Solution ETF; S&P
500® Ex-Energy ETF; S&P 500® Ex-Financials
ETF; S&P 500® Ex-Health Care ETF; S&P
500® Ex-Technology ETF; Ultra
Communication Services Select Sector; and
Ultra Short Communication Services Select
Sector.
4:00 p.m. (3:30 p.m. if in cash) in order to receive that day’s closing NAV per Share
All other Funds	3:30 p.m. (4:00 p.m., if transmitted by mail) in order to receive that day’s closing NAV per Share
Purchases Through the Clearing Process
To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through each Fund’s transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Balancing Amount to the Trust, together with the Transaction Fee and such additional information as may be required by the Distributor.
Purchases Outside the Clearing Process
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC or as described below for Global Funds. Purchases (and redemptions) of Creation Units of the Matching and Ultra ProShares Funds settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the transmittal date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Balancing Amount (for the Matching and Ultra ProShares Funds), each as applicable and at the discretion of ProShare Advisors, or of the Cash Purchase Amount together with the applicable Transaction Fee.
For each Global Funds when a purchase order is placed, the Distributor will inform ProShare Advisors and the Custodian. The Custodian shall cause local sub-custodians of the applicable Global Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Deposit Securities “free of payment,” with any appropriate adjustments as advised by the Trust, in accordance with the terms and conditions applicable to such account in such jurisdiction. If applicable, the sub-custodian(s) will confirm to the Custodian that the required Deposit Securities have been delivered and the Custodian will notify ProShare Advisors and Distributor. The Authorized Participant must also make available to the Custodian no later than 12:00 noon Eastern Time (or earlier in the event that the relevant Exchange or the relevant bond markets close early) by the second Business Day after the order is deemed received through the Federal Reserve Bank wire transfer system, immediately available or same day funds in U.S. dollars estimated by the Trust to be sufficient to pay the Balancing Amount next determined after acceptance of the purchase order, together with any applicable

Transaction Fees. For Global Funds, the Index Receipt Agent will not make available through the NSCC on each Business Day, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit.
Rejection of Purchase Orders
The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of a Fund if (a) the order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by ProShare Advisors and ProShare Advisors has not consented to acceptance of an in-kind deposit that varies from the designated Deposit Securities; (d) acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (e) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (f) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or ProShare Advisors, have an adverse effect on the Trust or the rights of beneficial owners; (g) the value of a Cash Purchase Amount, or the value of the Balancing Amount to accompany an in-kind deposit, exceeds a purchase authorization limit extended to an Authorized Participant by the Custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the Custodian prior to the relevant cut-off time for the Fund on the transmittal date; or (h) in the event that circumstances outside the control of the Trust, the Distributor and ProShare Advisors make it impractical to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, ProShare Advisors, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; and similar extraordinary events.
The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
As described below, at the discretion of ProShare Advisors, each Fund may, at times, only accept in-kind redemption orders from Authorized Participants.
Redemption in Fund Securities
Each Fund may provide redemptions in portfolio securities or cash at ProShare Advisors’ discretion. With respect to the Matching and Ultra ProShares Funds, the Index Receipt Agent makes available through the NSCC immediately prior to the opening of business on the Exchange on each day that the Exchange is open for business the portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). These securities, at times, may not be identical to Deposit Securities which are applicable to a purchase of Creation Units. The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeeming shareholder a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

The redemption proceeds for a Creation Unit generally consist of Fund Securities, as announced by the Index Receipt Agent through the NSCC on any Business Day, plus the Balancing Amount. The redemption Transaction Fee described below is deducted from such redemption proceeds.
Redemption in Cash
A Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption Transaction Fee and additional charge for requested cash redemptions, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities).
For certain redemptions, the proceeds will consist solely of cash in an amount equal to the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, less the redemption Transaction Fee described below (the “Cash Redemption Amount”).
Suspension or Postponement of Right of Redemption
A Fund may, in its discretion, suspend the right of creation or redemption or may postpone the redemption or purchase settlement date, (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; (4) in such other circumstance as is permitted by the SEC; or (5) for up to 14 calendar days for any of the Global Funds or Short or Ultra International ProShares Funds during an international local holiday, as described below in “Other Information”.
Placement of Redemption Orders Using the Clearing Process
Orders to redeem Creation Units of Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order for a Fund must be received by the cut-off times set forth in “Purchase and Redemption Cut-Off Times” above.
All other procedures set forth in the Authorized Participant Agreement must be followed in order to receive the next determined NAV. The requisite Fund Securities and the Balancing Amount (minus a redemption Transaction Fee or additional charges for requested cash redemptions) or the Cash Redemption Amount, as applicable and at the discretion of ProShare Advisors, will be transferred by the second (2nd) NSCC Business Day following the date on which such request for redemption is deemed received. Global Fund orders may not be placed through the Clearing Process.
Placement of Redemption Orders Outside the Clearing Process
Orders to redeem Creation Units outside the Clearing Process (other than for Global Fund orders), including all cash-only redemptions, must be delivered through a DTC Participant that has executed the Authorized Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that the redemption of Creation Units will instead be effected through a transfer of Shares directly through DTC. A redemption order for a Fund must be received by the cut-off times set forth in “Purchase and Redemption Cut-Off Times” above. The order must be accompanied or preceded by the requisite number of Shares of Funds specified in such order, which delivery must be made through DTC to the Custodian by the second Business Day (T+2) following such transmittal date. All other procedures set forth in the Authorized Participant Agreement must be properly followed in order to receive the next determined NAV.
After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Balancing Amount (minus a redemption Transaction Fee or additional charges for requested cash redemptions), which are expected to be delivered within two Business Days, and the Cash Redemption Amount (by the second Business Day (T+2) following the transmittal date on which such redemption order is deemed received by the Transfer Agent).
In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.
For Global Funds, the Authorized Participant shall deliver Fund Shares of Global Funds to the Custodian through DTC “free of payment.” The transfer of Fund Shares must be ordered by the DTC Participant on the transmittal date in a timely fashion so as to ensure the delivery of the requisite number of Fund Shares through DTC to the Custodian by no later than 10:00 a.m. Eastern Time of the second Business Day (T+2) immediately following the transmittal date, except that Global Funds may settle Creation Unit transactions on a basis other than the one described above (i) to accommodate foreign market holiday schedules, as discussed in “Other Information” below,.(ii) to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and (iii) in certain other circumstances. Authorized Participants should be aware that the deadline for such transfers of Fund Shares through the DTC system may be significantly earlier than the close of business on the primary listing exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Fund Shares through the DTC system by contacting the operations department of the broker or depositary institution affecting the transfer of Fund Shares. The Balancing Amount, if any, must be transferred in U.S. dollars directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. Eastern Time on the second Business Day (T+2) immediately following the transmittal date, except as provided in “Other Information” below. If the Custodian does not receive both the required Fund Shares and the Balancing Amount, if any, by 10:00 a.m. and 2:00 p.m., respectively, on the second Business Day (T+2) immediately following the transmittal date, except as provided in “Other Information” below, such order will be deemed not in proper form and cancelled.
Cancellations
In the event an order is cancelled, the Authorized Participant will be responsible for reimbursing the Fund for all costs associated with cancelling the order, including costs for repositioning the portfolio, provided the Authorized Participant shall not be responsible for such costs if the order was cancelled for reasons outside the Authorized Participant’s control or the Authorized Participant was not otherwise responsible or at fault for such cancellation. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day, with a newly constituted Portfolio Deposit or Fund Securities to reflect the next calculated NAV.
Transaction Fees
Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee equal to a percentage of the value of each Creation Unit purchased or redeemed may be applicable to a creation or redemption transaction. Purchasers of Creation Units of the Matching and Ultra ProShares Funds for cash may also be required to pay an additional charge to compensate the relevant Fund for brokerage, market impact or other expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional charge for cash purchases. The maximum Transaction Fee on purchases and redemptions will be 2.00% of the NAV of any Creation Unit, except that for the S&P500® Bond ETF, the High Yield—Interest Rate Hedged, the Investment Grade—Interest Rate Hedged and the Short Term USD Emerging Markets Bond ETF, a Transaction Fee up to 3.00% will be charged on the cash used in lieu of depositing all or a portion of the Deposit Securities or the cash portion of any redemption transaction. In all cases, transaction fees will be limited in accordance with the applicable requirements of SEC Rules and Regulations. The Transaction Fees charged to each Fund are presented in the Authorized Participant Handbook.
Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors will also bear the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.
These fees may, in certain circumstances, be paid by ProShare Advisors or otherwise waived.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead a person to be deemed an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust has been granted an exemption by the SEC from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of Shares are provided with a product description of the Shares. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if a Fund’s prospectus is made available upon request at the national securities exchange on which the Shares of such Fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.
DETERMINATION OF NET ASSET VALUE
The NAV per Share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV calculation time for each Fund is listed in the chart below (which may be earlier if the relevant Exchange or any relevant bond market closes early):
Fund(s)	Typical NAV Calculation Time Eastern Time
MSCI EAFE Dividend Growers ETF and MSCI Europe Dividend Growers ETF
11:30 a.m. on days when BZX
Equities is open for trading
(This time may vary due to
differences in when daylight
savings time is effective
between London and New York
time. The actual valuation time
is 4:30 p.m. London Time.)

K-1 Free Crude Oil Strategy ETF	2:30 p.m. on each Business Day
High Yield—Interest Rate Hedged, Inflation Expectations ETF, Investment
Grade—Interest Rate Hedged, Managed Futures Strategy ETF, S&P 500®
Bond ETF, Short 20+ Year Treasury, Short 7-10 Year Treasury, Short Term
USD Emerging Markets Bond ETF, Ultra 7-10 Year Treasury, Ultra 20+
Year Treasury, UltraPro Short 20+ Year Treasury, UltraShort 20+ Year
Treasury, and UltraShort 7-10 Year Treasury.
3:00 p.m. on each Business Day
All other Funds	Close of the regular trading session of the Exchange upon which it is listed (typically 4:00 p.m.) on each Business Day
Global Funds contain portfolio investments that are primarily listed or traded on foreign markets. To the extent a Fund’s portfolio investments trade in foreign markets on days when a Fund is not open for business or when the primary exchange for the Shares is not open, the value of the Fund’s assets may vary and shareholders may not be able to purchase or sell Fund Shares and Authorized Participants may not be able to create or redeem Creation Units. Also, certain portfolio investments may not be traded on days a Fund is open for business.
Securities (including short-term securities) and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Short-term securities are valued on the basis of amortized cost or based on market prices. Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a class of shares of a Fund is determined. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain other derivatives is performed using procedures approved by the Board of Trustees.
When ProShare Advisors determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

TAXATION
OVERVIEW
Set forth below is a general discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership, and disposition of a Fund’s Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and IRAs and other retirement plans). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
TAXATION OF THE FUND
Each Fund has elected and intends to qualify and to be eligible each year to be treated as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each Fund generally must, among other things:
(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” as described below (the income described in this subparagraph (a), “Qualifying Income”);
(b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year (or by the end of the 30-day period following the close of such quarter), (i) at least 50% of the fair market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and
(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.
In general, for purposes of the 90% gross income requirement described in subparagraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in clause (i) of subparagraph (a) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Moreover, the amounts derived from investments in foreign currency will be treated as Qualifying Income for purposes of subparagraph (a) above. There is a remote possibility that the Internal Revenue Service (“IRS”) could issue guidance contrary to such treatment with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), which could affect a Fund’s ability to meet the 90% gross income test and adversely affect the manner in which that Fund is managed.
For purposes of the diversification test described in subparagraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.
If, in any taxable year, a Fund were to fail to meet the 90% gross income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC accorded special tax treatment under the Code, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), would be taxable to shareholders as dividend income. In such a case, distributions from the Fund would not be deductible by the Fund in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
As noted above, if a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
Each Fund expects to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses, in each case determined with reference to any loss carryforwards). Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for federal income tax purposes, the tax basis of Shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, its net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount generally equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were not distributed in previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are generally treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the payment of the excise tax amount is deemed to be de minimis).
A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses forward from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distribute such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (post-2010 losses), those losses will be carried forward to one or more subsequent taxable years, and will be treated as realized on the first day of the taxable year in which it is used to reduce capital gain, without expiration; any such carryforward losses will generally retain their character as short-term or long-term and will be applied first against gains of the same character before offsetting gains of a different character (e.g., net capital losses resulting from previously realized net long-term losses will first offset any long-term capital gain, with any remaining amounts available to offset any net short-term capital gain). If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.
The Funds had the following capital loss carryforwards as of October 31, 2019 (the Funds’ most recent tax year end).
Fund	No Expiration Date	Total
Decline of the Retail Store ETF .	$ 598,317	$ 598,317
DJ Brookfield Global Infrastructure ETF .	3,639,795	3,639,795
Equities for Rising Rates ETF	907,094	907,094
Global Listed Private Equity ETF	2,366,406	2,366,406
Hedge Replication ETF	115,681	115,681
High Yield-Interest Rate Hedged	38,131,023	38,131,023

Fund	No Expiration Date	Total
Inflation Expectations ETF.	3,419,750	3,419,750
Investment Grade-Interest Rate Hedged	50,413,674	50,413,674
Large Cap Core Plus	36,967,622	36,967,622
Long Online/Short Stores ETF	3,424,736	3,424,736
Merger ETF	356,942	356,942
Morningstar Alternatives Solution ETF	1,958,919	1,958,919
MSCI EAFE Dividend Growers ETF	4,677,019	4,677,019
MSCI Emerging Markets Dividend Growers ETF	1,083,159	1,083,159
MSCI Europe Dividend Growers ETF	565,854	565,854
Online Retail ETF	2,041,979	2,041,979
Pet Care ETF	335,636	335,636
RAFITM Long/Short	19,115,685	19,115,685
Russell 2000 Dividend Growers ETF	16,566,336	16,566,336
S&P 500® Dividend Aristocrats ETF	30,716,980	30,716,980
S&P 500® Ex-Energy ETF	39,906	39,906
S&P 500® Ex-Financials ETF	11,954	11,954
S&P 500® Ex-Health Care ETF	11,563	11,563
S&P 500® Ex-Technology ETF	17,902	17,902
S&P MidCap 400 Dividend Aristocrats ETF	4,243,910	4,243,910
Short 20+ Year Treasury	602,741,914	602,741,914
Short 7-10 Year Treasury	9,617,640	9,617,640
Short Basic Materials	7,470,443	7,470,443
Short Dow30SM	299,048,166	299,048,166
Short Financials	81,965,108	81,965,108
Short FTSE China 50	11,362,243	11,362,243
Short High Yield	51,949,463	51,949,463
Short MidCap400	35,904,736	35,904,736
Short MSCI EAFE	113,658,762	113,658,762
Short MSCI Emerging Markets	170,562,124	170,562,124
Short Oil & Gas	3,288,561	3,288,561
Short QQQ®	409,912,664	409,912,664
Short Real Estate	26,264,182	26,264,182
Short Russell2000	496,677,674	496,677,674
Short S&P500®	2,288,382,772	2,288,382,772
Short SmallCap600	32,616,474	32,616,474
Short Term USD Emerging Markets Bond ETF	456,502	456,502
Ultra 20+ Year Treasury	6,094,467	6,094,467
Ultra 7-10 Year Treasury	133,781,355	133,781,355
Ultra Basic Materials	2,082,495	2,082,495
Ultra Consumer Goods	40,276	40,276
Ultra FTSE China 50	1,859,231	1,859,231
Ultra FTSE Europe	970,174	970,174
Ultra High Yield	115,178	115,178
Ultra MidCap400	142,710,660	142,710,660
Ultra MSCI Brazil Capped	6,652,572	6,652,572
Ultra MSCI EAFE	5,853,530	5,853,530

Fund	No Expiration Date	Total
Ultra MSCI Emerging Markets	8,265,887	8,265,887
Ultra MSCI Japan	7,408	7,408
Ultra Nasdaq Biotechnology	97,143,965	97,143,965
Ultra Oil & Gas	59,063,322	59,063,322
Ultra Russell2000	178,829,817	178,829,817
Ultra Semiconductors	1,881,061	1,881,061
Ultra SmallCap600	731,745	731,745
Ultra Telecommunications	621,211	621,211
UltraPro MidCap400	457,141	457,141
UltraPro Short 20+ Year Treasury	108,039,989	108,039,989
UltraPro Short Dow30SM	416,344,850	416,344,850
UltraPro Short MidCap400	23,107,259	23,107,259
UltraPro Short QQQ®	1,418,751,882	1,418,751,882
UltraPro Short Russell2000	251,380,214	251,380,214
UltraPro Short S&P500®	1,945,799,333	1,945,799,333
UltraShort 20+ Year Treasury	4,933,518,244	4,933,518,244
UltraShort 7-10 Year Treasury	130,274,718	130,274,718
UltraShort Basic Materials	79,732,512	79,732,512
UltraShort Communication Services Select Sector	307,394	307,394
UltraShort Consumer Goods	6,907,130	6,907,130
UltraShort Consumer Services	17,517,232	17,517,232
UltraShort Dow30SM	514,329,646	514,329,646
UltraShort Financials	462,542,187	462,542,187
UltraShort FTSE China 50	237,811,766	237,811,766
UltraShort FTSE Europe	199,542,213	199,542,213
UltraShort Health Care	8,749,840	8,749,840
UltraShort Industrials	17,369,834	17,369,834
UltraShort MidCap400	46,994,173	46,994,173
UltraShort MSCI Brazil Capped	58,548,432	58,548,432
UltraShort MSCI EAFE	19,076,307	19,076,307
UltraShort MSCI Emerging Markets	155,412,768	155,412,768
UltraShort MSCI Japan	21,694,852	21,694,852
UltraShort Nasdaq Biotechnology	52,705,648	52,705,648
UltraShort Oil & Gas	93,260,561	93,260,561
UltraShort QQQ®	1,085,627,474	1,085,627,474
UltraShort Real Estate	202,057,169	202,057,169
UltraShort Russell2000	596,588,139	596,588,139
UltraShort S&P500®	3,725,374,159	3,725,374,159
UltraShort Semiconductors	25,771,799	25,771,799
UltraShort SmallCap600	20,873,201	20,873,201
UltraShort Technology	18,568,473	18,568,473
UltraShort Utilities	9,482,489	9,482,489
At October 31, 2019, the following Funds utilized capital loss carryforwards (“CLCFs”) and/or elected to defer late-year ordinary losses to November 1, 2019, the first day of the following tax year:

Fund	CLCFs Utilized	CLCFs Expired	Ordinary Late Year Loss Deferrals
Decline of the Retail Store ETF	760,565	—	—
Inflation Expectations ETF	1,416,018	—	—
Long Online/Short Stores ETF	—	—	115,044
Merger ETF	300,073	—	—
MSCI Europe Dividend Growers ETF	16,075	—	—
Online Retail ETF	—	—	53,154
RAFITM Long/Short	107,026	1,128,449	—
S&P 500® Bond ETF	17,082	—	—
S&P MidCap 400 Dividend Aristocrats ETF	922,916	—	—
Short 20+ Year Treasury	—	84,404,610	—
Short 7-10 Year Treasury	451,141	—	—
Short Dow30SM	—	36,036,617	—
Short MidCap400	—	4,855,600	—
Short MSCI EAFE	—	312,450	—
Short MSCI Emerging Markets	—	17,217,308	—
Short Oil & Gas	2,633	2,060,582	—
Short QQQ®	—	61,405,117	—
Short Real Estate	—	433,111	—
Short Russell2000	—	47,621,957	—
Short S&P500®	—	299,866,646	—
Short SmallCap600	—	2,717,874	—
Short Term USD Emerging Markets Bond ETF	2,117	—	—
Ultra 20+ Year Treasury	2,074,610	—	—
Ultra 7-10 Year Treasury	1,071,970	—	—
Ultra Financials	13,444,187	3,370,329	—
Ultra MidCap400	809,009	—	—
Ultra MSCI Brazil Capped	—	628,038	—
Ultra MSCI EAFE	58,330	—	—
Ultra Nasdaq Biotechnology	—	—	198,989
Ultra Telecommunications	81,513	—	—
Ultra Utilities	511,584	—	—
UltraPro Short 20+ Year Treasury	5,933,614	—	—
UltraPro Short Dow30SM	—	4,829,732	—
UltraPro Short MidCap400	745,858	1,324,062	—
UltraPro Short QQQ®	—	33,201,124	—
UltraPro Short Russell2000	256,213	5,215,974	—
UltraPro Short S&P500®	—	146,815,109
UltraShort 20+ Year Treasury	41,064,426	665,676,662	—
UltraShort 7-10 Year Treasury	8,104,404	143,647,522	—
UltraShort Basic Materials	—	3,390,037	—
UltraShort Consumer Goods	—	2,851,138	—
UltraShort Consumer Services	—	9,718,804	—
UltraShort Dow30SM	—	125,976,993	—
UltraShort FTSE Europe	—	9,069,132	—
UltraShort Health Care	—	767,590	—
UltraShort MidCap400	—	11,668,164	—

Fund	CLCFs Utilized	CLCFs Expired	Ordinary Late Year Loss Deferrals
UltraShort MSCI EAFE	—	3,521,302	—
UltraShort MSCI Emerging Markets	—	9,114,905	—
UltraShort MSCI Japan	—	5,554,931	—
UltraShort Oil & Gas	1,194,552	31,249,573	—
UltraShort QQQ®	—	344,692,522	—
UltraShort Real Estate	—	76,086,424	—
UltraShort Russell2000	—	109,741,367	—
UltraShort S&P500®	—	880,883,563	—
UltraShort Semiconductors	—	7,733,357	—
UltraShort SmallCap600	—	6,372,373	—
UltraShort Technology	—	4,601,521	—
UltraShort Utilities	—	1,225,902	—
TAXATION OF FUND DISTRIBUTIONS
Distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain—the excess of net long-term capital gain over net short-term capital losses, in each case determined with reference to any loss carryforwards—that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and capital gain dividends as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions are also taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for the Fund shares). Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.
A dividend or Capital Gain Dividend with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an IRA, retirement plan, or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular situation.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued Shares will receive a report as to the value of the Shares received.
QUALIFIED DIVIDEND INCOME
“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s Shares.
QUALIFIED REIT DIVIDENDS
Pursuant to proposed regulations on which a Fund may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Distributions of income or gain attributable to derivatives with respect to REIT securities, including swaps, will not constitute qualified REIT dividends.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly. Furthermore, distributions of income or gain attributable to swaps on MLP securities will not constitute qualified publicly traded partnership income and will not be eligible for such deduction.
Dividends-Received Deduction
In general, dividends of net investment income received by corporate shareholders of a Fund may qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
Repurchase Agreements
Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
DISPOSITION OF SHARES
Upon a sale, exchange or other disposition of shares of a Fund, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term capital gain or loss depending upon the shareholder’s holding period for the shares. Any loss realized on a sale, exchange or other disposition will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund’s Shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.
MARKET DISCOUNT
If a Fund purchases in the secondary market a debt security that has a fixed maturity date of more than one year from its date of issuance at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with “original issue discount” (described below), a price below the debt security’s “revised issue price”), the excess of the stated redemption price over the purchase price is “market discount.” Subject to the discussion below regarding Section 451 of the Code, if the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

Notwithstanding the foregoing, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. Although the application of Section 451 to the accrual of market discount is currently unclear, the Treasury and IRS have announced that they intend to issue proposed regulations providing that Section 451 does not apply to the accrual of market discount. Subject to the issuance of any such regulations, if Section 451 were to apply to the accrual of market discount, a Fund would be required to include in income any market discount as it takes the same into account on its financial statements.
ORIGINAL ISSUE DISCOUNT
Certain debt securities may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in a Fund’s income and, therefore, subject to the distribution requirements applicable to RICs, even though the Fund may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security.
Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).
If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.
OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAPS
The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary in character (see “Foreign Currency Transactions” below). Also, Section 1256 contracts held by a Fund at the end of each taxable year (and for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gains or losses are treated as ordinary or 60/40 gains or losses, as appropriate.
The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.
Transactions in options, futures, forward contracts, swaps and certain positions undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund is not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.
More generally, investments by a Fund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund and defer or possibly prevent the recognition or use of certain losses by a Fund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a Fund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a Fund-level tax.
CONSTRUCTIVE SALES
Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon each Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed on or before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”
FOREIGN INVESTMENTS AND TAXES
Investment income and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

FOREIGN CURRENCY TRANSACTIONS
Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. In certain circumstances, a Fund may elect to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, foreign currency gain or loss arising from certain types of Section 1256 contracts is treated as capital gain or loss, although a Fund may elect to treat foreign currency gain or loss from such contracts as ordinary in character. These gains and losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available (and required) to be distributed to its shareholders as ordinary income. If a Fund’s Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as ordinary dividends, thereby reducing each shareholder’s basis in his or her Fund Shares.
Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.
COMMODITY-LINKED INSTRUMENTS AND INVESTMENT IN A CAYMAN ISLANDS SUBSIDIARY
As discussed above in “Investment in a Subsidiary”, each of the Managed Futures Strategy ETF and the K-1 Free Crude Oil Strategy ETF (each, a “Parent Fund”) intends to achieve commodity exposure through investment in a wholly-owned foreign subsidiary (each a “Subsidiary”). Each Subsidiary is classified as a corporation and is treated as a “controlled foreign corporation” (“CFC”) for U.S. federal income tax purposes. Each Parent Fund will limit its investments in its Subsidiary in the aggregate to 25% of the Parent Fund’s total assets. Each Parent Fund does not expect that income from its investment in its Subsidiary will be eligible to be treated as qualified dividend income or that distributions from its Subsidiary will be eligible for the corporate dividends-received deduction.
It is expected that each Subsidiary will neither be subject to taxation on its net income in the same manner as a corporation formed in the United States nor subject to branch profits tax on the income and gain derived from its activities in the United States. A foreign corporation will generally not be subject to such taxation unless it is engaged in or is treated as engaged in a U.S. trade or business. Each Subsidiary expects to operate in a manner such that it is not so engaged or so treated.
In general, a foreign corporation that is not engaged in and is not treated as engaged in a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the jurisdiction in which any Subsidiary is (or would be) resident that would reduce this rate of withholding tax. Income subject to such a flat tax is of a fixed or determinable annual or periodic nature and includes dividends and interest income. Certain types of income are specifically exempted from the 30% tax and thus withholding is not required on payments of such income to a foreign corporation. The 30% tax generally does not apply to capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30% tax also does not apply to interest which qualifies as “portfolio interest.” Very generally, the term portfolio interest includes U.S.-source interest (including OID) on an obligation in registered form, and with respect to which the person, who would otherwise be required to deduct and withhold the 30% tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Code.
As discussed in more detail below, FATCA (as defined below) generally imposes a reporting and 30% withholding tax regime with respect to certain U.S.-source income (“withholdable payments”) paid to “foreign financial institutions” and certain other non-U.S. entities when those entities fail to satisfy the applicable account documentation, information reporting, withholding, registration, certification and/or other requirements applicable to their status under FATCA. A Subsidiary will be subject to the 30% withholding tax in respect of any withholdable payment it receives if it fails to satisfy these requirements, as may be applicable to the Subsidiary. Each Subsidiary expects to satisfy these requirements, as may be applicable to it, so as to avoid this additional 30% withholding. See “Certain Additional Reporting and Withholding Requirements” below for more discussion of these rules.
A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investment in its Subsidiary, each Parent Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, each Parent Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” and any “global intangible low-taxed income” or (“GILTI”) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward, and similar transactions) in commodities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets. Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Fund and thus will not be available to offset income or capital gain generated from that Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent each Parent Fund invests in its Subsidiary and recognizes subpart F income or GILTI in excess of actual cash distributions from such the Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. Subpart F income also includes the excess of gains over losses from transactions (including futures, forward and other similar transactions) in commodities.
A Parent Fund’s recognition of any subpart F income or GILTI from an investment in its Subsidiary will increase the Fund’s tax basis in such subsidiary. Distributions by a Subsidiary to a Parent Fund, including in redemption of its Subsidiary’s shares, will be tax free, to the extent of its Subsidiary’s previously undistributed subpart F income or GILTI, and will correspondingly reduce the Fund’s tax basis in its Subsidiary, and any distributions in excess of the Fund’s tax basis in its Subsidiary will be treated as realized gain. Any losses with respect to the Fund’s shares of its Subsidiary will not be currently recognized. A Parent Fund’s investment in its Subsidiary will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of such subsidiary’s income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset the income earned by a Parent Fund. In addition, the net losses incurred during a taxable year by a Subsidiary cannot be carried forward by such Subsidiary to offset gains realized by it in subsequent taxable years. The Parent Fund will not receive any credit in respect of any non-U.S. tax borne by a Subsidiary.
Under Treasury regulations, subpart F inclusions included in a Parent Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Parent Fund’s business of investing in stock, securities of currencies.
MASTER LIMITED PARTNERSHIPS
A Fund’s ability to invest in MLPs that are treated as qualified publicly traded partnerships (“QPTPs”) for federal income tax purposes is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, a Fund is permitted to have no more than 25% of the total value if its total assets invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in QPTPs including MLPs. A Fund’s investments in MLPs potentially will result in distributions from that Fund (i) constituting returns of capital not included in a shareholder’s income but reducing the shareholder’s tax basis in his or her shares; (ii) attributable to gain recognized with respect to that is recharacterized as ordinary income and, therefore, not offset by capital losses; or (iii) taxable to such shareholder even though they represent appreciation realized by that Fund prior to the shareholder’s investment therein. That Fund’s investments in MLPs will also potentially cause it to recognize taxable income on its investments in in excess of the cash generated thereby, and therefore require the Fund to sell investments, including when not otherwise advantageous to do so, in order to satisfy the distribution requirements for treatment as a RIC and to eliminate a Fund-level tax.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.
INVESTMENTS IN EXCHANGE-TRADED FUNDS
A Fund may invest in exchange-traded funds, including exchange-traded funds registered under the 1940 Act (“Underlying ETFs”). Some such Underlying ETFs will be treated as regulated investment companies for federal income tax purposes (each such Underlying ETF, an “Underlying RIC”). In such cases, a Fund’s income and gains will normally consist, in whole or part, of dividends and other distributions from the Underlying RICs and gains and losses on the disposition of shares of the Underlying RICs. The amount of income and capital gains realized by a Fund and in turn a Fund’s shareholders in respect of the Fund’s investments in Underlying RICs may be greater than such amounts would have been had the Fund invested directly in the investments held by the Underlying RICs, rather than in the shares of the Underlying RICs. Similarly, the character of such income and gains (e.g., long-term capital gain, eligibility for the dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the investments held by the Underlying RICs.
To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, a Fund that invests in the Underlying RIC will not be able to benefit from those losses until (i) the Underlying RIC realizes gains that it can reduce by those losses, or (ii) the Fund recognizes its share of those losses when it disposes of shares in the Underlying RIC. Moreover, when a Fund makes such a disposition, any loss it recognizes will be a capital loss. A Fund will not be able to offset any capital losses from its dispositions of shares of the Underlying RIC against its ordinary income (including distributions deriving from net short-term capital gains realized by the Underlying RIC). In addition, a portion of such capital loss may be long-term, which will first offset the Fund’s capital gains, increasing the likelihood that the Fund’s short-term capital gains will be distributed to shareholders as ordinary income.

In the event that a Fund invests in an Underlying RIC that is not publicly offered within the meaning of the Code, the Fund’s redemption of shares of such Underlying RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the redemption instead of being treated as realizing capital gain (or loss) on the redemption of the shares of the Underlying RIC.
A Fund may invest in one or more exchange-traded funds that invest in commodities or options, futures, or forwards with respect to commodities, and are treated as QPTPs for federal income tax purposes. As noted above, a Fund is limited to investing no more than 25% of the value of its total assets in the securities of one or more QPTPs. Although income from QPTPs is generally qualifying income, if an ETF intending to qualify as a QPTP fails to so qualify and is treated as a partnership for U.S. federal income tax purposes, a portion of its income may not be qualifying income. It is also possible that an ETF intending to qualify as a QPTP will be treated as a corporation for federal income tax purposes. In such a case, it will be potentially liable for an entity-level corporate income tax, which will adversely affect the return thereon. There can be no guarantee that any ETF will be successful in qualifying as a QPTP. In addition, there is little regulatory guidance concerning the application of the rules governing qualification as a QPTP, and it is possible that future guidance may adversely affect the qualification of ETFs as QPTPs. A Fund’s ability to pursue an investment strategy that involves investments in QPTPs may be limited by that Fund’s intention to qualify as a RIC, and may bear adversely on that Fund’s ability to so qualify.
A Fund may invest in exchange-traded funds that are organized as commodity trusts. An exchange-traded commodity trust is a pooled trust that invests in physical commodities, and issues shares that are traded on a securities exchange. When the pool of physical commodities is fixed, exchange traded commodity trusts are treated as transparent for U.S. federal income tax purposes, and thus, the Fund will be treated as holding its share of an exchange traded commodity trust’s assets for purpose of determining whether the Fund meets the 90 percent gross income test described above . As with other investments in commodities, investments in exchange traded commodity trusts may generate non-qualifying income for purposes of this test. As a result, a Fund’s investments in exchange traded commodity trusts can be limited by the Fund’s intention to qualify as a RIC, and can bear adversely on the Fund’s ability to so qualify.
PASSIVE FOREIGN INVESTMENT COMPANIES
A Fund may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC, as well as gain from the sale of PFIC shares, are treated as “excess distributions.” Excess distributions are taxable as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. If a Fund receives an excess distribution with respect to PFIC stock, the Fund will itself be subject to tax on the portion of an excess distribution that is allocated to prior taxable years without the ability to reduce such tax by making distributions to Fund shareholders, and an interest factor will be added to the tax as if the tax had been payable in such prior taxable years.
A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated and reported as though they were realized as ordinary income on the last day of the taxable year. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible by the Fund as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these two elections may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.
MORTGAGE POOLING VEHICLES
A Fund may invest directly or indirectly in residual interests in real estate mortgage conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or taxable mortgage pools (“TMPs”). Under a Notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This Notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (see Unrelated Business Taxable Income, below).
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a return and pay tax on such income, and (iii) in the case of a foreign shareholder (defined below), will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to income tax on such inclusions without reference to any exemption therefrom otherwise available under the Code.
UNRELATED BUSINESS TAXABLE INCOME
Under current law, income of a RIC that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code section 514(b).
A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made.
CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.
BACKUP WITHHOLDING
Each Fund may be required to withhold federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal income tax liability.
In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.
NON-U.S. SHAREHOLDERS
Distributions by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign shareholder”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.
The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.
In order to qualify for the withholding exemptions for Capital Gain Dividends interest-related and short-term capital gain dividends, a foreign shareholder is required to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the applicable W-8 form or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the

Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should consult their tax advisors or intermediaries, as applicable, regarding the application of these rules to their accounts.
Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
If a beneficial owner of Fund Shares who or which is a foreign shareholder has a trade or business in the United States, and income from the Fund is effectively connected with the conduct by the beneficial owner of that trade or business, such income will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax.
In general, a beneficial owner of Fund Shares who or which is a foreign shareholder is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).
If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.
If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.
Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund Shares.
Foreign shareholders should consult their tax advisors and, if holding Shares through intermediaries, their intermediaries, concerning the application of these rules to an investment in a Fund.
CERTAIN ADDITIONAL REPORTING AND WITHHOLDING REQUIREMENTS
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund or its agent may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays to such shareholder. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
REPORTING REQUIREMENTS REGARDING FOREIGN BANK AND FINANCIAL ACCOUNTS
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
TAX EQUALIZATION
Each Fund intends to distribute its net investment income and capital gains to shareholders at least annually to qualify for treatment as a RIC under the Code. Under current law, provided a Fund is not treated as a “personal holding company” for U.S. federal income tax purposes, the Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s accumulated earnings and profits. This practice, called tax “equalization,” reduces the amount of income and/or gains that a Fund is required to distribute as dividends to non-redeeming shareholders. Tax equalization is not available to a Fund treated as a personal holding company. The amount of any undistributed income and/or gains is reflected in the value of a Fund’s Shares. The total return on a shareholder’s investment will generally not be reduced as a result of a Fund’s use of this practice.
PERSONAL HOLDING COMPANY STATUS
A Fund will be a personal holding company for federal income tax purposes if 50% or more of the Fund’s shares are owned, at any time during the last half of the Fund’s taxable year, directly or indirectly by five or fewer individuals. For this purpose, the term “individual” includes pension trusts, private foundations and 91 certain other tax-exempt trusts. If a Fund becomes a personal holding company, it may be subject to a tax of 20% on all its investment income and on any net short-term gains not distributed to shareholders on or before the fifteenth day of the third month following the close of the Fund’s taxable year. In addition, the

Fund’s status as a personal holding company may limit the ability of the Fund to distribute dividends with respect to a taxable year in a manner qualifying for the dividends-paid deduction subsequent to the end of the taxable year and will prevent the Fund from using tax equalization, which may result in the Fund paying a fund-level income tax. Each Fund intends to distribute all of its income and gain in timely manner such that it will not be subject to an income tax or an otherwise applicable personal holding company tax, but there can be no assurance that a Fund will be successful in doing so each year. There can be no assurance that a Fund is not nor will not become a personal holding company.
TAX SHELTER DISCLOSURE
Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
CREATION AND REDEMPTION OF CREATION UNITS
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
OTHER TAXATION
The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in a Fund based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, banks and other financial institutions, and investors making in-kind contributions to a Fund. Such shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.

OTHER INFORMATION
Regular International Holidays
For each intervening holiday in the applicable foreign market that is not a holiday observed by the U.S. equity markets, the redemption settlement cycle will be extended by the number of days of such intervening holiday. In addition to holidays, other unforeseeable closings in a foreign market, including due to regulatory action, may also prevent a Fund from delivering securities within the normal settlement period.
In certain circumstances, the securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days. The holidays applicable to various countries during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein.
The dates for the period October 1, 2020 through September 30, 2021 in which the regular holidays affecting the relevant securities markets of the below listed countries. Please note these holiday schedules are subject to potential changes in the relevant securities markets. In certain countries (for example, China) some exchanges may have holidays not found in the other exchanges.
October 1, 2020 – September 30, 2021
Argentina	Australia	Bahrain	Belgium	Bermuda	Brazil	Canada
October 12	November 3	October 28	November 11	November 11	October 12	October 12
November 6	December 25	December 16	December 25	December 25	November 2	November 11
November 23	December 28	January 1	January 1	December 28	November 20	December 25
December 24	January 1	May 1	April 2	January 1	December 24	December 28
December 25	January 26	May 15	April 5	April 2	December 25	January 1
January 1	March 1	July 22	May 13	May 28	December 31	January 4
February 25	March 8	August 10	May 24	June 21	January 1	February 15
March 24	April 2	August 20	July 21	April 30	January 25	April 2
April 2	April 5			September 6	February 15	May 24
April 10	April 26				February 16	June 24
May 1	June 7				April 2	July 1
May 25	June 14				April 21	August 2
June 17	August 2				June 3	September 6
June 20	September 27				July 9
July 9					September 7
August 17

Cayman Islands	Chile	China	Colombia	Costa Rica	Croatia	Denmark
November 9	October 12	October 1	November 2	December 24	October 8	December 24
December 25	December 8	October 2	November 16	December 25	November 18	December 25
December 26	December 25	October 5	December 8	December 28	December 25	December 31
January 25	December 31	October 26	December 25	December 29	December 26	January 1
February 17	January 1	December 25	December 31	December 30	January 1	April 1
April 2	April 2	January 1	January 1	December 31	January 6	April 2
April 5	May 21	February 11	January 11	January 1	April 5	April 5
May 17	June 28	February 12	March 22	April 1	May 1	April 30
June 21	July 16	February 15	April 1	April 2	May 30	May 13
	September 17	February 16	April 2	April 11	June 3	May 14
		February 17	May 17	May 3	June 22	May 24
		April 2	June 7	July 26	August 5
		April 5	June 14	August 2	August 15
		April 6	July 5	August 15
		May 3	July 20	September 20
		May 19	August 16
June 14
July 1
September 20
September 21
September 22

Ecuador	Egypt	France	Germany	Hong Kong	Hungary	India
November 2	October 6	November 11	December 24	October 1	October 23	October 2
November 3	January 7	December 25	December 25	October 2	January 1	October 29
December 25	January 25	December 28	December 31	October 26	March 15	November 16
January 1	April 25	January 1	January 1	December 24	April 2	November 17
February 16	May 2	April 2	February 15	December 25	April 5	December 25
April 2	May 3	April 5	April 2	December 31	May 24	January 26
April 30	May 13	April 12	April 5	January 1	August 20	February 19
May 24	June 30	May 3	May 13	February 11		March 11
August 10	July 1	May 13	May 24	April 2		April 1
October 9	July 19	May 20	June 3	April 5		April 2
	July 20	May 24		September 21		April 13
	August 10	May 31				April 14
		July 14				April 21
		August 30				May 1
May 13
May 26
July 20
August 19
September 10

Indonesia	Ireland	Italy	Japan	Kazakhstan	Korea, Republic of	Lebanon
October 29	October 26	December 8	October 12	December 1	October 1	October 28
December 25	December 25	December 25	November 3	December 17	October 2	November 22
December 31	December 28	January 1	November 23	January 4	October 9	December 25
January 1	December 29	January 6	December 23	January 7	December 25	January 1
February 12	January 1	April 2	December 31	March 8	December 31	January 6
March 11	March 17	April 5	May 4, 2002	March 24	January 1	February 9
April 2	April 2	June 2	January 1	May 3	February 11	February 14
May 13	April 5		January 11	May 7	February 12	March 25
May 14	May 3		February 11	May 10	March 1	April 2
May 27	May 31		February 23	July 6	May 5	April 5
June 1	June 7		April 29	July 20	May 19	April 30
June 2	July 12		May 3	August 30	September 20	May 1
July 30	August 2		May 5		September 21	May 3
August 10	August 30		July 19		September 22	May 14
August 17			August 11			May 25
			September 20			July 21
			September 23			August 10
August 15
August 19

Luxembourg	Malaysia	Malta	Mexico	Netherlands	New Zealand	Oman
December 25	October 29	December 8	November 2	December 25	December 25	October 28
January 1	November 16	December 13	November 16	January 1	December 28	November 18
April 2	December 25	December 25	December 25	April 2	January 1	March 11
April 5	January 1	December 26	January 1	April 5	January 4	May 15
May 1	January 28	January 1	February 1	April 27	January 25	July 22
May 9	February 1	February 10	March 15	April 30	February 1	July 23
May 13	February 12	March 19	April 1	May 5	February 8	August 9
May 24	April 29	March 31	April 2	May 13	April 2
June 23	May 13	April 2	September 16	May 24	April 5
August 15	May 14	April 5			April 19
	May 27	May 1			April 26
	May 31	June 7			June 7
	June 1	June 29
	July 20	August 15
	August 10	September 8
	August 31	September 21
September 16

Panama	Philippines	Poland	Qatar	Romania	Russia	Saudi Arabia
November 3	December 25	November 1	February 9	November 30	November 4	May 11
November 4	December 30	November 11	March 7	December 1	November 11	May 12
November 5	December 31	December 25	May 13	December 25	November 26	May 13
November 10	January 1	December 26	July 20	December 26	December 25	July 18
November 28	April 1	January 1	July 21	January 1	January 1	July 19
December 8	April 2	January 6	July 22	January 2	January 4	July 20
December 25	April 9	April 2	Romania	January 24	January 5	July 21
January 1	May 13	April 5	November 30	April 30	January 18	September 23
January 9	July 20	May 3	December 1	May 1	February 15
February 17	August 30	June 3	December 25	May 2	February 23
April 2		August 15	December 26	May 3	May 10
May 1			January 1	May 10	May 31
			January 2	June 1	June 14
			January 24	August 15
April 30
May 1
May 2
May 3
May 10
June 1
August 15

Serbia	Singapore	South Africa	Spain	Sri Lanka	Sweden	Switzerland
November 11	October 1	December 16	October 12	October 1	December 24	December 24
January 1	October 2	December 25	November 9	October 30	December 25	December 25
January 2	October 9	January 1	December 8	November 14	December 31	December 31
February 15	December 25	March 22	December 25	November 29	January 1	January 1
April 30	January 1	April 2	January 1	December 25	January 6	April 2
May 1	February 11	April 5	January 6	December 29	April 2	April 5
May 2	February 12	April 27	March 19	January 14	April 5	May 13
May 3	February 15	June 16	April 1	January 28	May 13	May 24
	February 16	August 9	April 2	February 4	June 25
	March 1	September 24	April 5	February 26
	April 2		May 24	March 11
	April 5		June 3	March 28
	April 6		June 24	April 14
	May 13		August 16	April 26
	May 26		September 24	May 1
	June 14			May 14
	July 20			May 26
	August 9			July 20
	September 21			July 23
August 22
September 20

Taiwan	Thailand	Turkey	Ukraine	United Arab Emirates		United Kingdom
October 1	October 13	October 28	December 25	October 29	May 13	October 12
October 2	October 23	October 29	December 31	November 11	May 14	November 9
October 9	January 1	January 1	January 1	November 26	May 15	November 11
January 1	April 6	May 12	January 7	November 30	May 16	November 26
February 11	April 13	May 13	March 8	December 2	May 23	December 24
February 12	April 14	May 14	May 3	December 3	May 30	December 25
February 15	April 15	May 19	May 10	December 25	May 31	December 28
February 16	May 3	July 15	June 21	January 1	June 6	December 29
March 1	May 4	July 19	June 28	January 3	June 13	December 30
April 5	May 5	July 20	August 24	January 10	June 20	December 31
April 6	May 26	July 21		January 17	June 27	January 1
April 30	June 3	July 22		January 18	July 4	January 4
June 14	July 1	July 23		January 24	July 5	January 6
September 21	July 23	August 30		January 31	July 11	January 18
	August 12			February 7	July 18	January 25
				February 14	July 19	February 15
				February 15	July 20	February 17
				February 21	July 21	April 1
				February 28	July 22	April 2
				March 7	July 25	April 5
				March 11	August 1	April 30
				March 14	August 8	May 3
				March 21	August 10	May 13
				March 28	August 15	May 14
				April 2	August 22	May 17
				April 4	August 29	May 24
				April 11	September 5	May 31
				April 18	September 6	June 14
				April 25	September 12	June 25
				May 2	September 19	July 5
				May 9	September 26	August 30
The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks comprise a Fund. Under certain conditions, a Fund may pay redemption proceeds more than seven days after the tender of a Creation Unit for redemption, but generally a Fund will not take more than fourteen calendar days from the date of the tender to pay redemption proceeds.
RATING SERVICES
The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, and DBRS, Inc. represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.
INDEX PROVIDERS
Intercontinental Exchange, Inc.
Each of ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, and ProShares UltraPro Short 20+ Year Treasury is based in whole, or in part, on the ICE U.S. 7-10 Year Bond Index, or ICE U.S. 20+ Year Bond Index, as applicable, owned by

Intercontinental Exchange, Inc. or its affiliates and is used by ProShare Advisors with permission under license by Interactive Data Pricing and Reference Data, LLC, an affiliate of Intercontinental Exchange, Inc. (“Interactive Data”). ICE U.S. 7-10 Year Bond Index™ and ICE U.S. 20+ Year Bond Index™ (collectively, the “Indices”) are trademarks of Intercontinental Exchange, Inc. and its affiliates and used under license.
The Indices are maintained by Interactive Data Pricing and Reference Data LLC and/or its affiliates (collectively, “Interactive Data”). Interactive Data is not affiliated with ProShares Trust or any of its affiliates. ProShares Trust or its affiliates has entered into a license agreement with Interactive Data to use the Indices.
Neither ProShares Trust nor ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury is sponsored, endorsed, sold or promoted by Interactive Data. Interactive Data makes no representations or warranties regarding ProShares Trust or, ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury or the ability of, ProShares Ultra 7-10 Year Treasury, ProShares Short 7-10 Year Treasury, ProShares UltraShort 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury, or ProShares UltraPro Short 20+ Year Treasury to track the applicable Index.
INTERACTIVE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ICE U.S. 7-10 YEAR BOND INDEX™ and ICE U.S. 20+ YEAR BOND INDEX™ OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL INTERACTIVE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
BofA Merrill Lynch
The Shares are not sponsored, endorsed, sold or promoted by BofA Merrill Lynch. Neither BofA Merrill Lynch nor any of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Standard & Poor’s Financial Services LLC, MSCI, Inc. or Frank Russell Company (the “Exchanges and Entities”) have passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Shares, nor do they make any representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Index to track general hedge fund performance. BofA Merrill Lynch’s and the Exchanges and Entities’ only relationship to the Trust is the licensing of certain trademarks and trade names of BofA Merrill Lynch and the Exchanges and Entities and of the Index, which indices are determined, composed and calculated by BofA Merrill Lynch without regard to the Trust or the Shares. BofA Merrill Lynch and the Exchanges and Entities have no obligation to take the needs of the Trust or the owners of the Shares into consideration in determining, composing or calculating the Index. BofA Merrill Lynch and the Exchanges and Entities are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Shares to be issued or in the determination or calculation of the equation by which the Shares are to be converted into or redeemed for cash or other assets. BofA Merrill Lynch and the Exchanges and Entities have no obligation or liability in connection with the administration, marketing or trading of the Shares.
BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TRUST, OWNERS OF THE SHARES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. BOFA MERRILL

LYNCH AND THE EXCHANGES AND ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH OR THE EXCHANGES AND ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The BofA Merrill Lynch Marks are trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and have been licensed for use by Trust. S&P, MSCI and Russell, respectively, are trademarks of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and Standard & Poor’s Financial Services LLC, MSCI, Inc. and Frank Russell Company and have been licensed for use by BofA Merrill Lynch.
Credit Suisse
CREDIT SUISSE SECURITIES (USA) LLC AND ITS AFFILIATES (COLLECTIVELY, “CREDIT SUISSE”) DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX, OR ANY DATA INCLUDED THEREIN AND CREDIT SUISSE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. CREDIT SUISSE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CREDIT SUISSE INDEXES OR ANY DATA INCLUDED THEREIN. CREDIT SUISSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CREDIT SUISSE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CREDIT SUISSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
FactSet Research Systems, Inc.
ProShares Pet Care ETF is not sponsored, endorsed, sold or promoted by FactSet Research Systems Inc. (“FactSet”). FactSet makes no representation or warranty, express or implied, to the owners of ProShares Pet Care ETF or any member of the public regarding the advisability of investing in securities generally or in ProShares Pet Care ETF particularly or the ability of the FactSet Pet Care EW Index to track general stock market performance. FactSet’s only relationship to ProShare Advisors (“Factset Licensee”) is the licensing of certain trademarks and trade names of FactSet and of the FactSet Pet Care EW Index which is determined, composed and calculated by FactSet without regard to the Factset Licensee or ProShares Pet Care ETF. FactSet has no obligation to take the needs of the Factset Licensee or the owners of ProShares Pet Care ETF into consideration in determining, composing or calculating the Index. FactSet is not responsible for and has not participated in the determination of the prices and amount of ProShares Pet Care ETF or the timing of the issuance or sale of ProShares Pet Care ETF or in the determination or calculation of the equation by which ProShares Pet Care ETF is to be converted into cash. FactSet has no obligation or liability in connection with the administration, marketing or trading of ProShares Pet Care ETF.
FACTSET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FACTSET PET CARE EW INDEX OR ANY DATA INCLUDED THEREIN AND FACTSET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. FACTSET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FACTSET LICENSEE, OWNERS OF PROSHARES PET CARE ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FACTSET PET CARE EW INDEX OR ANY DATA INCLUDED THEREIN. FACTSET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH

RESPECT TO THE FACTSET PET CARE EW INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FACTSET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
FTSE
ProShares Ultra, Short and UltraShort FTSE China 50 and ProShares Ultra and UltraShort FTSE Developed Europe are not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or by the London Stock Exchange Group Companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the (i) results to be obtained from the use of the FTSE China 50 Index and the FTSE Developed Europe Index (the “Indices”) (ii) the figure at which an Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the ProShares Ultra, Short and UltraShort FTSE China 50 and Ultra and UltraShort FTSE Developed Europe. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to ProShares or its clients. The Index is calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index and (b) under any obligation to advise any person of any error therein.
All rights in the Indices vest in FTSE. “FTSE®” is a trademark of the LSEG and is used by FTSE under license.
Morningstar, Inc.
ProShares Morningstar Alternatives Solution ETF is not sponsored, endorsed, sold or promoted by Morningstar, Inc. Morningstar makes no representation or warranty, express or implied, to the owners of ProShares Morningstar Alternatives Solution ETF or any member of the public regarding the advisability of investing in securities generally or in ProShares Morningstar Alternatives Solution ETF in particular or the ability of Morningstar® Diversified Alternatives IndexSM to track general stock market performance. Morningstar’s only relationship to ProShares Trust is the licensing of: (i) certain service marks and service names of Morningstar; and (ii) the Morningstar® Diversified Alternatives IndexSM which is determined, composed and calculated by Morningstar without regard to ProShares Trust or ProShares Morningstar Alternatives Solution ETF. Morningstar has no obligation to take the needs of ProShares Trust or the owners of ProShares Morningstar Alternatives Solution ETF into consideration in determining, composing or calculating the Morningstar® Diversified Alternatives IndexSM. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the Morningstar® Diversified Alternatives IndexSM or the timing of the issuance or sale of ProShares Morningstar Alternatives Solution ETF or in the determination or calculation of the equation by which ProShares Morningstar Alternatives Solution ETF is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of ProShares Morningstar Alternatives Solution ETF. MORNINGSTAR, INC. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE PROSHARES MORNINGSTAR ALTERNATIVES SOLUTION ETF OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, OWNERS OR USERS OF THE PROSHARES MORNINGSTAR ALTERNATIVES SOLUTION ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE PROSHARES MORNINGSTAR ALTERNATIVES SOLUTION ETF OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE FUND OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR

CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
MSCI
MSCI® is a registered trademark of Morgan Stanley & Company, Inc. The Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the Funds. Morgan Stanley has no obligation to take the needs of the Funds into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of Shares of the Funds or the timing of the issuance or sale of such Shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the Funds in connection with the administration of the Funds, or the marketing or trading of Shares of the Funds. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Russell
Russell 2000® (the “Russell Index”) is a trademark of the Russell Investment Group and/or its affiliates (“Russell”).
RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, INVESTORS, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P Dow Jones Indices
Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Indexes are a product of S&P Dow Jones Indices LLC or its affiliates, and have been licensed for use by ProShares. The Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general market performance. S&P Dow Jones Indices’ only relationship to ProShares with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to ProShares or the Funds. S&P Dow Jones Indices have no obligation to take the needs of ProShares or the owners of the Funds into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisers. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROSHARES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROSHARES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
FINANCIAL STATEMENTS
The audited Financial Statements, for each Fund that commenced operations prior to May 31, 2020, and the report of PricewaterhouseCoopers LLP, as independent registered public accounting firm, for the fiscal year ended May 31, 2020, that appear in the Annual Report to shareholders dated May 31, 2020, are hereby incorporated by reference in this SAI. The Annual Report to shareholders is delivered with this SAI to shareholders requesting this SAI.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF

GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROSHARES TRUST. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROSHARES TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
S&P GLOBAL RATINGS (“S&P”)
Long-Term Issue Credit Ratings
AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB;B;CCC;CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Municipal Short-Term Note Ratings
SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 – Speculative capacity to pay principal and interest.
D – ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Short-Term Issue Credit Ratings
A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 – An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.
A-3 – An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.
B – An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C – An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.
R – An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.
SD and D – An obligor is rated ‘SD’ (selective default) or ‘D’ if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

MOODY’S INVESTORS SERVICE (“MOODY’S”)
Long-Term Rating Scale
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. B – Obligations rated B are considered speculative and are subject to high credit risk.
Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Rating Scale
P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Municipal Investment Grade Rating Scale
MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Variable Municipal Investment Grade Rating Scale
VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
FITCH INVESTOR SERVICES (“FITCH’S)
Issuer Default Ratings
AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC – Substantial credit risk. Default is a real possibility.
CC – Very high levels of credit risk. Default of some kind appears probable.
C – Near Default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

•the formal announcement by the issuer or their agent of a distressed debt exchange;
•a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
•the selective payment default on a specific class or currency of debt;
•the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
Short-Term Issuer or Obligation Rating
F-1 – Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F-2 – Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F-3 – Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C – High Short-Term Default Risk. Default is a real possibility.
RD – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
DBRS, Inc.
Long Term Obligations Scale
AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB – Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC/CC/C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”
Commercial Paper and Short-Term Debt Rating Scale
R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

APPENDIX B
Although the Trust generally does not have information concerning the beneficial ownership of Shares nominally held by Depository Trust Company (“DTC”), the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding Shares of a Fund, as of August 31, 2020 is set forth below*:
Fund	Beneficial Owner	Percent Owned
Decline of the Retail Store ETF
	CHARLES SCHWAB RETAIL	6.54%
	CITIBANK, NATIONAL ASSOCIATION	5.06%
	E*TRADE SECURITIES LLC	5.08%
	NATIONAL FINANCIAL SERVICES, LLC	20.17%
	RBC CAPITAL MARKETS, LLC	8.95%
	SG AMERICAS SECURITIES, LLC	5.00%
	TD AMERITRADE CLEARING, INC.	15.33%
ProShares DJ Brookfield Global Infrastructure ETF
	CHARLES SCHWAB & CO., INC.	34.11%
	FIRST-CITIZENS BANK & TRUST COMPANY	7.25%
	FIS WEALTH OUTSOURCING SOLUTIONS	7.32%
	PERSHING LLC	5.06%
	RBC INVESTOR & TREASURY SERVICES TRUST	7.61%
	ROYAL BANK OF CANADA	7.50%
	TD AMERITRADE CLEARING, INC.	16.67%
	THE BANK OF NEW YORK MELLON	7.61%
ProShares Equities for Rising Rates ETF
	CHARLES SCHWAB RETAIL	9.50%
	CITADEL SECURITIES LLC	5.05%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	20.95%
	NATIONAL FINANCIAL SERVICES, LLC	11.63%
	PERSHING LLC	6.70%
	SG AMERICAS SECURITIES, LLC	13.07%
	TD AMERITRADE CLEARING, INC.	6.72%
	UBS SECURITIES LLC	5.09%
ProShares Global Listed Private Equity ETF
	J.P. MORGAN SECURITIES LLC	7.58%
	NATIONAL FINANCIAL SERVICES, LLC	5.55%
	SEI PRIVATE TRUST COMPANY	12.65%
	STATE STREET BANK AND TRUST COMPANY	42.67%
	STIFEL, NICOLAUS & COMPANY, INCORPORATED	7.98%
	TD AMERITRADE CLEARING, INC.	5.66%

Fund	Beneficial Owner	Percent Owned
ProShares Hedge Replication ETF
	AMERIPRISE FINANCIAL SERVICES, LLC.	15.31%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	6.58%
	J.P. MORGAN SECURITIES LLC	5.65%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	10.56%
	NATIONAL FINANCIAL SERVICES, LLC	13.89%
	TD AMERITRADE CLEARING, INC.	7.96%
	WELLS FARGO CLEARING SERVICES, LLC	11.47%
ProShares High Yield-Interest Rate Hedged
	J.P. MORGAN SECURITIES LLC	8.41%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.07%
	MORGAN STANLEY SMITH BARNEY LLC	20.22%
	NATIONAL FINANCIAL SERVICES, LLC	7.82%
	PERSHING LLC	6.03%
	TD AMERITRADE CLEARING, INC.	14.98%
	WELLS FARGO CLEARING SERVICES, LLC	13.15%
ProShares Inflation Expectations ETF
	CHARLES SCHWAB RETAIL	8.21%
	CITIBANK, NATIONAL ASSOCIATION	22.63%
	J.P. MORGAN SECURITIES LLC	5.85%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	7.33%
	NATIONAL FINANCIAL SERVICES, LLC	11.27%
	RAYMOND JAMES & ASSOCIATES, INC.	6.11%
ProShares Investment Grade-Interest Rate Hedged
	AMERIPRISE FINANCIAL SERVICES, LLC.	7.91%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	9.40%
	MORGAN STANLEY SMITH BARNEY LLC	21.79%
	TD AMERITRADE CLEARING, INC.	6.26%
	U.S. BANK NATIONAL ASSOCIATION	7.35%
	WELLS FARGO CLEARING SERVICES, LLC	7.81%
ProShares K-1 Free Crude Oil Strategy ETF
	CHARLES SCHWAB & CO., INC.	8.62%
	CHARLES SCHWAB RETAIL	6.25%
	CITIBANK, NATIONAL ASSOCIATION	5.06%
	E*TRADE SECURITIES LLC	5.14%
	LPL FINANCIAL LLC	9.27%
	NATIONAL FINANCIAL SERVICES, LLC	21.60%
	TD AMERITRADE CLEARING, INC.	10.55%

Fund	Beneficial Owner	Percent Owned
ProShares Large Cap Core Plus
	CHARLES SCHWAB & CO., INC.	7.19%
	LPL FINANCIAL LLC	7.17%
	MORGAN STANLEY SMITH BARNEY LLC	17.79%
	NATIONAL FINANCIAL SERVICES, LLC	16.15%
	PERSHING LLC	5.76%
	TD AMERITRADE CLEARING, INC.	12.33%
	WELLS FARGO CLEARING SERVICES, LLC	8.71%
ProShares Long Online/Short Stores ETF
	CHARLES SCHWAB & CO., INC.	12.24%
	CHARLES SCHWAB RETAIL	9.72%
	LPL FINANCIAL LLC	9.36%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.47%
	NATIONAL FINANCIAL SERVICES, LLC	14.83%
	TD AMERITRADE CLEARING, INC.	18.47%
ProShares Managed Futures Strategy ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	44.77%
	TD AMERITRADE CLEARING, INC.	10.98%
	VANGUARD MARKETING CORPORATION	6.39%
ProShares Merger ETF
	CHARLES SCHWAB & CO., INC.	17.07%
	J.P. MORGAN SECURITIES LLC	18.88%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	28.30%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	15.07%
ProShares Morningstar Alternatives Solution ETF
	CHARLES SCHWAB & CO., INC.	12.10%
	LPL FINANCIAL LLC	11.84%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	8.79%
	PERSHING LLC	10.84%
	TD AMERITRADE CLEARING, INC.	32.71%
ProShares MSCI EAFE Dividend Growers ETF
	AMERIPRISE FINANCIAL SERVICES, LLC.	6.21%
	CHARLES SCHWAB & CO., INC.	6.62%
	CHARLES SCHWAB RETAIL	5.04%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	8.13%
	MORGAN STANLEY SMITH BARNEY LLC	22.37%
	RAYMOND JAMES & ASSOCIATES, INC.	8.99%
	THE BANK OF NEW YORK MELLON	5.72%

Fund	Beneficial Owner	Percent Owned
ProShares MSCI Emerging Markets Dividend Growers ETF
	CHARLES SCHWAB & CO., INC.	18.33%
	CHARLES SCHWAB RETAIL	7.76%
	J.P. MORGAN SECURITIES LLC	14.52%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.44%
	NATIONAL FINANCIAL SERVICES, LLC	10.21%
	PERSHING LLC	9.99%
	TD AMERITRADE CLEARING, INC.	13.34%
ProShares MSCI Europe Dividend Growers ETF
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	5.00%
	CHARLES SCHWAB & CO., INC.	15.89%
	CHARLES SCHWAB RETAIL	6.48%
	J.P. MORGAN SECURITIES LLC	17.59%
	LPL FINANCIAL LLC	7.12%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	11.85%
	NATIONAL FINANCIAL SERVICES, LLC	7.41%
	TD AMERITRADE CLEARING, INC.	8.55%
ProShares Online Retail ETF
	CHARLES SCHWAB & CO., INC.	5.05%
	CHARLES SCHWAB RETAIL	5.15%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.56%
	MORGAN STANLEY SMITH BARNEY LLC	5.43%
	NATIONAL FINANCIAL SERVICES, LLC	31.67%
	PERSHING LLC	6.76%
	RAYMOND JAMES & ASSOCIATES, INC.	5.93%
	TD AMERITRADE CLEARING, INC.	11.34%
ProShares Pet Care ETF
	CHARLES SCHWAB & CO., INC.	6.88%
	CITIBANK, NATIONAL ASSOCIATION	5.12%
	CITIGROUP GLOBAL MARKETS INC.	5.14%
	NATIONAL FINANCIAL SERVICES, LLC	17.04%
	RBC CAPITAL MARKETS, LLC	7.52%
	TD AMERITRADE CLEARING, INC.	10.06%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	10.83%

Fund	Beneficial Owner	Percent Owned
ProShares RAFI Long/Short
	CHARLES SCHWAB & CO., INC.	12.91%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	36.08%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	19.68%
ProShares Russell 2000 Dividend Growers ETF
	CHARLES SCHWAB & CO., INC.	7.29%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.87%
	MORGAN STANLEY SMITH BARNEY LLC	18.38%
	NATIONAL FINANCIAL SERVICES, LLC	11.20%
	UBS FINANCIAL SERVICES INC.	5.70%
	WELLS FARGO CLEARING SERVICES, LLC	9.46%
ProShares Russell U.S. Dividend Growers ETF
	SG AMERICAS SECURITIES, LLC	22.95%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	19.67%
ProShares S&P 500 Bond ETF
	CHARLES SCHWAB & CO., INC.	5.46%
	CHARLES SCHWAB RETAIL	9.61%
	J.P. MORGAN SECURITIES LLC	19.71%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	15.90%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.76%
	NATIONAL FINANCIAL SERVICES, LLC	5.45%
	PERSHING LLC	6.51%
	TD AMERITRADE CLEARING, INC.	13.31%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	23.53%
ProShares S&P 500 Dividend Aristocrats ETF
	CHARLES SCHWAB & CO., INC.	7.44%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	9.49%
	MORGAN STANLEY SMITH BARNEY LLC	16.11%
	NATIONAL FINANCIAL SERVICES, LLC	11.43%
	RAYMOND JAMES & ASSOCIATES, INC.	5.14%
ProShares S&P 500 Ex-Energy ETF
	CHARLES SCHWAB & CO., INC.	8.56%
	LPL FINANCIAL LLC	15.82%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.51%
	NATIONAL FINANCIAL SERVICES, LLC	29.25%

Fund	Beneficial Owner	Percent Owned
	PERSHING LLC	6.78%
	TD AMERITRADE CLEARING, INC.	7.28%
	VANGUARD MARKETING CORPORATION	6.49%
ProShares S&P 500 Ex-Financials ETF
	CHARLES SCHWAB & CO., INC.	5.03%
	CHARLES SCHWAB RETAIL	5.65%
	E*TRADE SECURITIES LLC	6.65%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	14.16%
	NATIONAL FINANCIAL SERVICES, LLC	8.74%
	PERSHING LLC	8.41%
	TD AMERITRADE CLEARING, INC.	35.13%
ProShares S&P 500 Ex-Health Care ETF
	CHARLES SCHWAB & CO., INC.	6.42%
	CHARLES SCHWAB RETAIL	11.77%
	E*TRADE SECURITIES LLC	6.10%
	LPL FINANCIAL LLC	7.35%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	12.57%
	MORGAN STANLEY SMITH BARNEY LLC	6.05%
	NATIONAL FINANCIAL SERVICES, LLC	23.66%
	PERSHING LLC	6.87%
	TD AMERITRADE CLEARING, INC.	10.90%
ProShares S&P 500 Ex-Technology ETF
	CHARLES SCHWAB & CO., INC.	7.95%
	CHARLES SCHWAB RETAIL	10.19%
	CITADEL SECURITIES LLC	6.94%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	9.80%
	NATIONAL FINANCIAL SERVICES, LLC	30.65%
	PERSHING LLC	11.03%
	TD AMERITRADE CLEARING, INC.	12.27%
ProShares S&P MidCap 400 Dividend Aristocrats ETF
	CHARLES SCHWAB & CO., INC.	5.43%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	8.66%
	MORGAN STANLEY SMITH BARNEY LLC	17.12%
	NATIONAL FINANCIAL SERVICES, LLC	12.49%
	PERSHING LLC	5.15%
	RAYMOND JAMES & ASSOCIATES, INC.	5.11%
	WELLS FARGO CLEARING SERVICES, LLC	11.18%

Fund	Beneficial Owner	Percent Owned
ProShares S&P Technology Dividend Aristocrats ETF
	CHARLES SCHWAB & CO., INC.	6.26%
	CREDIT SUISSE SECURITIES (USA) LLC	12.33%
	SG AMERICAS SECURITIES, LLC	17.06%
	TD AMERITRADE CLEARING, INC.	14.72%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	7.06%
ProShares Short 20+ Year Treasury
	CHARLES SCHWAB & CO., INC.	9.19%
	CITIBANK, NATIONAL ASSOCIATION	7.00%
	MORGAN STANLEY SMITH BARNEY LLC	15.90%
	NATIONAL FINANCIAL SERVICES, LLC	15.33%
	TD AMERITRADE CLEARING, INC.	7.40%
ProShares Short 7-10 Year Treasury
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	9.88%
	CHARLES SCHWAB & CO., INC.	11.05%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.49%
	NATIONAL FINANCIAL SERVICES, LLC	16.77%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	5.75%
ProShares Short Basic Materials
	ABN AMRO CLEARING CHICAGO LLC	11.34%
	CREDIT SUISSE SECURITIES (USA) LLC	6.58%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	36.83%
	TD AMERITRADE CLEARING, INC.	10.26%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	20.88%
ProShares Short Dow30
	CHARLES SCHWAB & CO., INC.	6.36%
	CHARLES SCHWAB RETAIL	6.93%
	CITIBANK, NATIONAL ASSOCIATION	6.81%
	MORGAN STANLEY SMITH BARNEY LLC	10.49%
	NATIONAL FINANCIAL SERVICES, LLC	13.75%
	PERSHING LLC	5.88%
	TD AMERITRADE CLEARING, INC.	11.44%
ProShares Short Financials
	CHARLES SCHWAB & CO., INC.	12.54%
	CHARLES SCHWAB RETAIL	5.32%
	MORGAN STANLEY SMITH BARNEY LLC	6.09%
	NATIONAL FINANCIAL SERVICES, LLC	12.45%
	RBC CAPITAL MARKETS, LLC	15.48%
	TD AMERITRADE CLEARING, INC.	12.62%

Fund	Beneficial Owner	Percent Owned
ProShares Short FTSE China 50
	CHARLES SCHWAB RETAIL	6.43%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	10.86%
	PERSHING LLC	13.49%
	RAYMOND JAMES & ASSOCIATES, INC.	8.84%
	TD AMERITRADE CLEARING, INC.	23.35%
ProShares Short High Yield
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	5.56%
	CHARLES SCHWAB & CO., INC.	6.80%
	CHARLES SCHWAB RETAIL	6.61%
	CITIBANK, NATIONAL ASSOCIATION	5.63%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.38%
	NATIONAL FINANCIAL SERVICES, LLC	13.80%
	TD AMERITRADE CLEARING, INC.	10.87%
	WELLS FARGO CLEARING SERVICES, LLC	9.96%
ProShares Short MSCI EAFE
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.92%
	MORGAN STANLEY SMITH BARNEY LLC	16.25%
	NATIONAL FINANCIAL SERVICES, LLC	14.63%
	TD AMERITRADE CLEARING, INC.	16.59%
	THE HUNTINGTON NATIONAL BANK	5.20%
	WELLS FARGO CLEARING SERVICES, LLC	7.25%
ProShares Short MSCI Emerging Markets
	CITIBANK, NATIONAL ASSOCIATION	15.07%
	J.P. MORGAN SECURITIES LLC	5.28%
	LPL FINANCIAL LLC	9.24%
	MORGAN STANLEY SMITH BARNEY LLC	13.35%
	NATIONAL FINANCIAL SERVICES, LLC	9.09%
	RAYMOND JAMES & ASSOCIATES, INC.	7.25%
	WELLS FARGO CLEARING SERVICES, LLC	7.54%
ProShares Short Oil & Gas
	ABN AMRO CLEARING CHICAGO LLC	8.59%
	CIBC WORLD MARKETS INC.	13.71%
	CREDIT SUISSE SECURITIES (USA) LLC	9.80%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.32%
	NATIONAL FINANCIAL SERVICES, LLC	30.73%
	TD AMERITRADE CLEARING, INC.	9.86%

Fund	Beneficial Owner	Percent Owned
ProShares Short QQQ
	CHARLES SCHWAB & CO., INC.	7.92%
	CHARLES SCHWAB RETAIL	5.85%
	CITIBANK, NATIONAL ASSOCIATION	11.71%
	MORGAN STANLEY SMITH BARNEY LLC	10.13%
	NATIONAL FINANCIAL SERVICES, LLC	21.69%
	TD AMERITRADE CLEARING, INC.	7.84%
ProShares Short Real Estate
	CHARLES SCHWAB & CO., INC.	8.54%
	E*TRADE SECURITIES LLC	5.79%
	NATIONAL FINANCIAL SERVICES, LLC	21.19%
	TD AMERITRADE CLEARING, INC.	26.61%
	THE HUNTINGTON NATIONAL BANK	6.83%
ProShares Short Russell2000
	CHARLES SCHWAB & CO., INC.	11.33%
	CHARLES SCHWAB RETAIL	5.36%
	CITIBANK, NATIONAL ASSOCIATION	7.07%
	MORGAN STANLEY SMITH BARNEY LLC	12.65%
	NATIONAL FINANCIAL SERVICES, LLC	15.15%
	TD AMERITRADE CLEARING, INC.	12.83%
ProShares Short S&P Mid Cap400
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	6.08%
	CHARLES SCHWAB & CO., INC.	6.23%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	9.60%
	NATIONAL FINANCIAL SERVICES, LLC	14.63%
	PERSHING LLC	7.66%
	TD AMERITRADE CLEARING, INC.	25.65%
	THE HUNTINGTON NATIONAL BANK	7.19%
ProShares Short S&P500
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	5.94%
	CHARLES SCHWAB & CO., INC.	7.66%
	CHARLES SCHWAB RETAIL	6.56%
	CITIBANK, NATIONAL ASSOCIATION	5.61%
	MORGAN STANLEY SMITH BARNEY LLC	6.29%
	NATIONAL FINANCIAL SERVICES, LLC	20.00%
	TD AMERITRADE CLEARING, INC.	11.91%

Fund	Beneficial Owner	Percent Owned
ProShares Short SmallCap600
	ABN AMRO CLEARING CHICAGO LLC	8.81%
	CHARLES SCHWAB & CO., INC.	12.78%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	9.44%
	NATIONAL FINANCIAL SERVICES, LLC	27.40%
	TD AMERITRADE CLEARING, INC.	20.87%
ProShares Short Term USD Emerging Markets Bond ETF
	CHARLES SCHWAB & CO., INC.	6.53%
	CITIBANK, NATIONAL ASSOCIATION	21.95%
	J.P. MORGAN SECURITIES LLC	40.74%
	TD AMERITRADE CLEARING, INC.	6.04%
ProShares Ultra 20+ Year Treasury
	CHARLES SCHWAB & CO., INC.	9.03%
	CHARLES SCHWAB RETAIL	5.46%
	NATIONAL FINANCIAL SERVICES, LLC	28.74%
	PERSHING LLC	5.18%
	TD AMERITRADE CLEARING, INC.	9.24%
ProShares Ultra 7-10 Year Treasury
	CHARLES SCHWAB & CO., INC.	11.30%
	CHARLES SCHWAB RETAIL	21.63%
	J.P. MORGAN SECURITIES LLC	8.48%
	NATIONAL FINANCIAL SERVICES, LLC	17.29%
	TD AMERITRADE CLEARING, INC.	8.29%
ProShares Ultra Basic Materials
	CHARLES SCHWAB & CO., INC.	11.02%
	CHARLES SCHWAB RETAIL	12.12%
	E*TRADE SECURITIES LLC	5.30%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.10%
	NATIONAL FINANCIAL SERVICES, LLC	25.77%
	TD AMERITRADE CLEARING, INC.	14.01%
ProShares Ultra Communication Services Select Sector
	ABN AMRO CLEARING CHICAGO LLC	39.84%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	26.87%
	TD AMERITRADE CLEARING, INC.	21.02%

Fund	Beneficial Owner	Percent Owned
ProShares Ultra Consumer Goods
	CHARLES SCHWAB RETAIL	8.59%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.14%
	NATIONAL FINANCIAL SERVICES, LLC	33.76%
	TD AMERITRADE CLEARING, INC.	25.71%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	5.18%
ProShares Ultra Consumer Services
	CHARLES SCHWAB & CO., INC.	12.69%
	CHARLES SCHWAB RETAIL	7.28%
	E*TRADE SECURITIES LLC	5.27%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.96%
	NATIONAL FINANCIAL SERVICES, LLC	26.80%
	TD AMERITRADE CLEARING, INC.	14.93%
	VANGUARD MARKETING CORPORATION	6.16%
ProShares Ultra Dow30
	CHARLES SCHWAB & CO., INC.	8.84%
	CHARLES SCHWAB RETAIL	7.47%
	E*TRADE SECURITIES LLC	7.54%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	5.46%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	11.07%
	NATIONAL FINANCIAL SERVICES, LLC	22.18%
	TD AMERITRADE CLEARING, INC.	15.13%
ProShares Ultra Financials
	CHARLES SCHWAB & CO., INC.	7.35%
	CHARLES SCHWAB RETAIL	6.84%
	CITIBANK, NATIONAL ASSOCIATION	6.97%
	E*TRADE SECURITIES LLC	8.18%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.04%
	MORGAN STANLEY SMITH BARNEY LLC	5.53%
	NATIONAL FINANCIAL SERVICES, LLC	17.53%
	TD AMERITRADE CLEARING, INC.	12.94%
ProShares Ultra FTSE China 50
	CHARLES SCHWAB & CO., INC.	10.82%
	CHARLES SCHWAB RETAIL	10.82%
	CITIBANK, NATIONAL ASSOCIATION	6.64%
	E*TRADE SECURITIES LLC	7.83%
	NATIONAL FINANCIAL SERVICES, LLC	21.32%
	TD AMERITRADE CLEARING, INC.	13.94%

Fund	Beneficial Owner	Percent Owned
ProShares Ultra FTSE Europe
	CHARLES SCHWAB & CO., INC.	13.50%
	CITIBANK, NATIONAL ASSOCIATION	7.88%
	CREDIT SUISSE SECURITIES (USA) LLC	17.38%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	22.25%
	NATIONAL FINANCIAL SERVICES, LLC	8.04%
	PERSHING LLC	6.03%
	TD AMERITRADE CLEARING, INC.	5.48%
ProShares Ultra Health Care
	CHARLES SCHWAB & CO., INC.	6.35%
	CHARLES SCHWAB RETAIL	6.13%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	23.31%
	NATIONAL FINANCIAL SERVICES, LLC	16.76%
	TD AMERITRADE CLEARING, INC.	16.82%
ProShares Ultra High Yield
	CHARLES SCHWAB RETAIL	5.64%
	CITIBANK, NATIONAL ASSOCIATION	16.16%
	J.P. MORGAN SECURITIES LLC	20.81%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	35.23%
	NATIONAL FINANCIAL SERVICES, LLC	5.04%
ProShares Ultra Industrials
	CHARLES SCHWAB RETAIL	7.81%
	E*TRADE SECURITIES LLC	12.23%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	21.22%
	NATIONAL FINANCIAL SERVICES, LLC	24.50%
	PERSHING LLC	5.09%
	TD AMERITRADE CLEARING, INC.	7.75%
ProShares Ultra MSCI Brazil Capped
	CHARLES SCHWAB RETAIL	5.13%
	E*TRADE SECURITIES LLC	6.66%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	13.85%
	NATIONAL FINANCIAL SERVICES, LLC	18.64%
	TD AMERITRADE CLEARING, INC.	28.02%

Fund	Beneficial Owner	Percent Owned
ProShares Ultra MSCI EAFE
	CHARLES SCHWAB & CO., INC.	14.33%
	CREDIT SUISSE SECURITIES (USA) LLC	9.35%
	E*TRADE SECURITIES LLC	6.94%
	INTL FCSTONE FINANCIAL INC.	10.90%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.29%
	NATIONAL FINANCIAL SERVICES, LLC	8.89%
	TD AMERITRADE CLEARING, INC.	20.94%
ProShares Ultra MSCI Emerging Markets
	CHARLES SCHWAB & CO., INC.	12.46%
	CHARLES SCHWAB RETAIL	7.97%
	NATIONAL FINANCIAL SERVICES, LLC	15.00%
	TD AMERITRADE CLEARING, INC.	17.99%
ProShares Ultra MSCI Japan
	CHARLES SCHWAB & CO., INC.	5.21%
	CREDIT SUISSE SECURITIES (USA) LLC	20.68%
	NATIONAL FINANCIAL SERVICES, LLC	19.57%
	SG AMERICAS SECURITIES, LLC	9.28%
	VANGUARD MARKETING CORPORATION	6.66%
ProShares Ultra Nasdaq Biotechnology
	CHARLES SCHWAB & CO., INC.	7.60%
	CHARLES SCHWAB RETAIL	9.03%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.58%
	NATIONAL FINANCIAL SERVICES, LLC	24.13%
	PERSHING LLC	7.35%
	TD AMERITRADE CLEARING, INC.	15.29%
ProShares Ultra Oil & Gas
	BNP PARIBAS SECURITIES CORP.	5.22%
	CHARLES SCHWAB & CO., INC.	5.36%
	CHARLES SCHWAB RETAIL	8.72%
	E*TRADE SECURITIES LLC	8.42%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	8.05%
	NATIONAL FINANCIAL SERVICES, LLC	22.25%
	TD AMERITRADE CLEARING, INC.	19.91%

Fund	Beneficial Owner	Percent Owned
ProShares Ultra QQQ
	CHARLES SCHWAB & CO., INC.	10.38%
	CHARLES SCHWAB RETAIL	9.26%
	E*TRADE SECURITIES LLC	6.12%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	8.65%
	MUFG UNION BANK, NATIONAL ASSOCIATION	6.44%
	NATIONAL FINANCIAL SERVICES, LLC	21.53%
	TD AMERITRADE CLEARING, INC.	14.21%
ProShares Ultra Real Estate
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	6.38%
	CHARLES SCHWAB & CO., INC.	7.19%
	CHARLES SCHWAB RETAIL	5.09%
	CITIBANK, NATIONAL ASSOCIATION	8.17%
	E*TRADE SECURITIES LLC	6.50%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.34%
	NATIONAL FINANCIAL SERVICES, LLC	14.91%
	TD AMERITRADE CLEARING, INC.	15.53%
ProShares Ultra Russell2000
	CHARLES SCHWAB & CO., INC.	10.17%
	CHARLES SCHWAB RETAIL	6.21%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.68%
	NATIONAL FINANCIAL SERVICES, LLC	25.71%
	TD AMERITRADE CLEARING, INC.	19.24%
ProShares Ultra S&P MidCap400
	CHARLES SCHWAB & CO., INC.	7.92%
	CHARLES SCHWAB RETAIL	5.25%
	NATIONAL FINANCIAL SERVICES, LLC	26.22%
	TD AMERITRADE CLEARING, INC.	21.01%
ProShares Ultra S&P500
	CHARLES SCHWAB & CO., INC.	9.66%
	CHARLES SCHWAB RETAIL	6.34%
	MUFG UNION BANK, NATIONAL ASSOCIATION	6.81%
	NATIONAL FINANCIAL SERVICES, LLC	31.22%
	TD AMERITRADE CLEARING, INC.	12.97%

Fund	Beneficial Owner	Percent Owned
ProShares Ultra Semiconductors
	CHARLES SCHWAB & CO., INC.	6.30%
	CHARLES SCHWAB RETAIL	10.73%
	E*TRADE SECURITIES LLC	5.67%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.47%
	NATIONAL FINANCIAL SERVICES, LLC	20.24%
	TD AMERITRADE CLEARING, INC.	16.80%
ProShares Ultra SmallCap600
	ABN AMRO CLEARING CHICAGO LLC	8.24%
	NATIONAL FINANCIAL SERVICES, LLC	20.28%
	TD AMERITRADE CLEARING, INC.	12.40%
	WELLS FARGO CLEARING SERVICES, LLC	32.38%
ProShares Ultra Technology
	CHARLES SCHWAB & CO., INC.	7.01%
	CHARLES SCHWAB RETAIL	9.62%
	E*TRADE SECURITIES LLC	5.98%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	8.64%
	NATIONAL FINANCIAL SERVICES, LLC	19.87%
	PERSHING LLC	8.56%
	TD AMERITRADE CLEARING, INC.	12.02%
ProShares Ultra Telecommunications
	CITADEL SECURITIES LLC	17.26%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	20.45%
	NATIONAL FINANCIAL SERVICES, LLC	9.32%
	TD AMERITRADE CLEARING, INC.	8.39%
	THE BANK OF NEW YORK MELLON	20.84%
ProShares Ultra Utilities
	CHARLES SCHWAB RETAIL	10.98%
	CITIBANK, NATIONAL ASSOCIATION	7.01%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	14.58%
	NATIONAL FINANCIAL SERVICES, LLC	25.24%
	TD AMERITRADE CLEARING, INC.	9.52%
	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION	5.87%

Fund	Beneficial Owner	Percent Owned
ProShares UltraPro Dow30
	CHARLES SCHWAB & CO., INC.	5.19%
	CHARLES SCHWAB RETAIL	8.49%
	E*TRADE SECURITIES LLC	8.83%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.76%
	NATIONAL FINANCIAL SERVICES, LLC	23.46%
	TD AMERITRADE CLEARING, INC.	20.92%
ProShares UltraPro MidCap400
	CHARLES SCHWAB RETAIL	16.03%
	E*TRADE SECURITIES LLC	10.55%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	10.79%
	NATIONAL FINANCIAL SERVICES, LLC	24.64%
	TD AMERITRADE CLEARING, INC.	18.82%
ProShares UltraPro QQQ
	CHARLES SCHWAB & CO., INC.	7.86%
	CHARLES SCHWAB RETAIL	10.46%
	E*TRADE SECURITIES LLC	9.23%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.21%
	NATIONAL FINANCIAL SERVICES, LLC	26.41%
	TD AMERITRADE CLEARING, INC.	20.16%
ProShares UltraPro Russell2000
	CHARLES SCHWAB & CO., INC.	8.08%
	CHARLES SCHWAB RETAIL	7.94%
	CITIBANK, NATIONAL ASSOCIATION	8.19%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.45%
	NATIONAL FINANCIAL SERVICES, LLC	23.34%
	TD AMERITRADE CLEARING, INC.	13.87%
ProShares UltraPro S&P500
	CHARLES SCHWAB & CO., INC.	6.47%
	CHARLES SCHWAB RETAIL	8.26%
	E*TRADE SECURITIES LLC	6.54%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.11%
	NATIONAL FINANCIAL SERVICES, LLC	24.98%
	TD AMERITRADE CLEARING, INC.	18.92%

Fund	Beneficial Owner	Percent Owned
ProShares UltraPro Short 20+ Year Treasury
	CHARLES SCHWAB & CO., INC.	5.62%
	CHARLES SCHWAB RETAIL	9.42%
	E*TRADE SECURITIES LLC	5.01%
	J.P. MORGAN SECURITIES LLC	13.23%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.10%
	NATIONAL FINANCIAL SERVICES, LLC	16.53%
	RBC CAPITAL MARKETS, LLC	7.69%
	TD AMERITRADE CLEARING, INC.	10.55%
ProShares UltraPro Short Dow30
	CHARLES SCHWAB RETAIL	8.95%
	CITIBANK, NATIONAL ASSOCIATION	7.51%
	E*TRADE SECURITIES LLC	8.23%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.72%
	NATIONAL FINANCIAL SERVICES, LLC	18.34%
	TD AMERITRADE CLEARING, INC.	16.45%
ProShares UltraPro Short MidCap400
	CHARLES SCHWAB & CO., INC.	5.06%
	CHARLES SCHWAB RETAIL	9.63%
	E*TRADE SECURITIES LLC	20.70%
	NATIONAL FINANCIAL SERVICES, LLC	20.25%
	TD AMERITRADE CLEARING, INC.	18.73%
ProShares UltraPro Short QQQ
	CHARLES SCHWAB RETAIL	7.58%
	CITIBANK, NATIONAL ASSOCIATION	6.78%
	E*TRADE SECURITIES LLC	8.37%
	NATIONAL FINANCIAL SERVICES, LLC	18.08%
	TD AMERITRADE CLEARING, INC.	17.89%
ProShares UltraPro Short Russell2000
	CHARLES SCHWAB & CO., INC.	5.95%
	CHARLES SCHWAB RETAIL	9.79%
	CITIBANK, NATIONAL ASSOCIATION	5.11%
	E*TRADE SECURITIES LLC	6.47%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.86%
	NATIONAL FINANCIAL SERVICES, LLC	21.48%
	TD AMERITRADE CLEARING, INC.	21.10%

Fund	Beneficial Owner	Percent Owned
ProShares UltraPro Short S&P500
	CHARLES SCHWAB & CO., INC.	5.77%
	CHARLES SCHWAB RETAIL	8.91%
	CITIBANK, NATIONAL ASSOCIATION	5.55%
	E*TRADE SECURITIES LLC	6.45%
	NATIONAL FINANCIAL SERVICES, LLC	24.63%
	TD AMERITRADE CLEARING, INC.	16.21%
ProShares UltraShort 20+ Year Treasury
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	6.71%
	CHARLES SCHWAB & CO., INC.	9.05%
	CHARLES SCHWAB RETAIL	9.02%
	CITIBANK, NATIONAL ASSOCIATION	8.31%
	NATIONAL FINANCIAL SERVICES, LLC	16.27%
	TD AMERITRADE CLEARING, INC.	11.45%
ProShares UltraShort 7-10 Year Treasury
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	28.31%
	NATIONAL FINANCIAL SERVICES, LLC	14.78%
	TD AMERITRADE CLEARING, INC.	10.93%
ProShares UltraShort Basic Materials
	CHARLES SCHWAB & CO., INC.	6.18%
	CHARLES SCHWAB RETAIL	16.43%
	CITIBANK, NATIONAL ASSOCIATION	11.10%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	13.82%
	NATIONAL FINANCIAL SERVICES, LLC	16.89%
	TD AMERITRADE CLEARING, INC.	14.10%
ProShares UltraShort Communication Services Select Sector
	ABN AMRO CLEARING CHICAGO LLC	77.97%
	CITADEL SECURITIES LLC	8.64%
ProShares UltraShort Consumer Goods
	ABN AMRO CLEARING CHICAGO LLC	6.43%
	CHARLES SCHWAB & CO., INC.	5.33%
	CITIBANK, NATIONAL ASSOCIATION	18.04%
	E*TRADE SECURITIES LLC	5.98%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	24.38%
	NATIONAL FINANCIAL SERVICES, LLC	15.98%
	TD AMERITRADE CLEARING, INC.	11.42%

Fund	Beneficial Owner	Percent Owned
ProShares UltraShort Consumer Services
	CHARLES SCHWAB RETAIL	10.26%
	E*TRADE SECURITIES LLC	13.22%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	27.15%
	NATIONAL FINANCIAL SERVICES, LLC	14.89%
	TD AMERITRADE CLEARING, INC.	16.61%
ProShares UltraShort Dow30
	CHARLES SCHWAB & CO., INC.	6.33%
	CHARLES SCHWAB RETAIL	7.94%
	CITIBANK, NATIONAL ASSOCIATION	7.46%
	E*TRADE SECURITIES LLC	5.86%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.98%
	NATIONAL FINANCIAL SERVICES, LLC	18.09%
	TD AMERITRADE CLEARING, INC.	14.93%
ProShares UltraShort Financials
	CHARLES SCHWAB RETAIL	8.19%
	CITIBANK, NATIONAL ASSOCIATION	8.57%
	E*TRADE SECURITIES LLC	9.69%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.00%
	NATIONAL FINANCIAL SERVICES, LLC	18.33%
	TD AMERITRADE CLEARING, INC.	18.73%
ProShares UltraShort FTSE China 50
	BNP PARIBAS SECURITIES CORP.	5.03%
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	24.22%
	CITIBANK, NATIONAL ASSOCIATION	12.74%
	CITIGROUP GLOBAL MARKETS INC.	5.65%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	12.36%
	NATIONAL FINANCIAL SERVICES, LLC	8.92%
	TD AMERITRADE CLEARING, INC.	10.75%
ProShares UltraShort FTSE Europe
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	11.28%
	E*TRADE SECURITIES LLC	9.97%
	NATIONAL FINANCIAL SERVICES, LLC	11.83%
	TD AMERITRADE CLEARING, INC.	9.17%

Fund	Beneficial Owner	Percent Owned
ProShares UltraShort Health Care
	CHARLES SCHWAB RETAIL	7.67%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.40%
	NATIONAL FINANCIAL SERVICES, LLC	6.28%
	TD AMERITRADE CLEARING, INC.	5.64%
ProShares UltraShort Industrials
	CHARLES SCHWAB RETAIL	5.43%
	CITIBANK, NATIONAL ASSOCIATION	9.25%
	E*TRADE SECURITIES LLC	5.09%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	12.35%
	NATIONAL FINANCIAL SERVICES, LLC	27.80%
	TD AMERITRADE CLEARING, INC.	21.98%
ProShares UltraShort MidCap400
	ABN AMRO CLEARING CHICAGO LLC	13.57%
	CHARLES SCHWAB RETAIL	8.03%
	E*TRADE SECURITIES LLC	8.42%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	12.91%
	NATIONAL FINANCIAL SERVICES, LLC	19.20%
	TD AMERITRADE CLEARING, INC.	10.17%
ProShares UltraShort MSCI Brazil Capped
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	7.60%
	CHARLES SCHWAB & CO., INC.	5.22%
	CITIBANK, NATIONAL ASSOCIATION	11.33%
	J.P. MORGAN SECURITIES LLC	5.36%
	NATIONAL FINANCIAL SERVICES, LLC	15.54%
	TD AMERITRADE CLEARING, INC.	9.63%
ProShares UltraShort MSCI EAFE
	APEX CLEARING CORPORATION	5.39%
	CHARLES SCHWAB & CO., INC.	14.39%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	11.29%
	NATIONAL FINANCIAL SERVICES, LLC	8.02%
ProShares UltraShort MSCI Emerging Markets
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	12.90%
	CITIBANK, NATIONAL ASSOCIATION	11.64%
	E*TRADE SECURITIES LLC	5.78%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	10.14%
	NATIONAL FINANCIAL SERVICES, LLC	13.50%
	PERSHING LLC	5.06%

Fund	Beneficial Owner	Percent Owned
	TD AMERITRADE CLEARING, INC.	16.69%
ProShares UltraShort MSCI Japan
	BROWN BROTHERS HARRIMAN TRUST COMPANY, NA	6.18%
	CHARLES SCHWAB & CO., INC.	5.03%
	CITIBANK, NATIONAL ASSOCIATION	11.96%
	CREDIT SUISSE SECURITIES (EUROPE) LLC	14.40%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.41%
	MORGAN STANLEY SMITH BARNEY LLC	7.66%
	NATIONAL FINANCIAL SERVICES, LLC	7.30%
	TD AMERITRADE CLEARING, INC.	9.84%
ProShares UltraShort Nasdaq Biotechnology
	CHARLES SCHWAB & CO., INC.	5.50%
	CHARLES SCHWAB RETAIL	17.86%
	CITIBANK, NATIONAL ASSOCIATION	5.33%
	E*TRADE SECURITIES LLC	6.45%
	NATIONAL FINANCIAL SERVICES, LLC	10.99%
	TD AMERITRADE CLEARING, INC.	8.94%
ProShares UltraShort Oil & Gas
	ABN AMRO CLEARING CHICAGO LLC	9.52%
	CITIBANK, NATIONAL ASSOCIATION	9.47%
	E*TRADE SECURITIES LLC	9.23%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	13.75%
	NATIONAL FINANCIAL SERVICES, LLC	17.45%
	ABN AMRO CLEARING CHICAGO LLC	9.52%
	CITIBANK, NATIONAL ASSOCIATION	9.47%
	E*TRADE SECURITIES LLC	9.23%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	13.75%
	NATIONAL FINANCIAL SERVICES, LLC	17.45%
	TD AMERITRADE CLEARING, INC.	10.88%
	WELLS FARGO CLEARING SERVICES, LLC	5.51%
ProShares UltraShort QQQ
	CHARLES SCHWAB & CO., INC.	5.67%
	CHARLES SCHWAB RETAIL	12.71%
	CITIBANK, NATIONAL ASSOCIATION	5.49%
	E*TRADE SECURITIES LLC	5.52%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.15%
	NATIONAL FINANCIAL SERVICES, LLC	17.37%
	TD AMERITRADE CLEARING, INC.	20.49%

Fund	Beneficial Owner	Percent Owned
ProShares UltraShort Real Estate
	CHARLES SCHWAB & CO., INC.	5.57%
	CHARLES SCHWAB RETAIL	6.66%
	E*TRADE SECURITIES LLC	12.86%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.31%
	NATIONAL FINANCIAL SERVICES, LLC	18.61%
	TD AMERITRADE CLEARING, INC.	21.03%
ProShares UltraShort Russell2000
	CHARLES SCHWAB & CO., INC.	7.99%
	CHARLES SCHWAB RETAIL	8.33%
	CITIBANK, NATIONAL ASSOCIATION	5.72%
	E*TRADE SECURITIES LLC	6.31%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.12%
	NATIONAL FINANCIAL SERVICES, LLC	23.44%
	TD AMERITRADE CLEARING, INC.	17.56%
ProShares UltraShort S&P500
	CHARLES SCHWAB & CO., INC.	8.16%
	CHARLES SCHWAB RETAIL	7.70%
	CITIBANK, NATIONAL ASSOCIATION	8.36%
	E*TRADE SECURITIES LLC	7.10%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.20%
	NATIONAL FINANCIAL SERVICES, LLC	19.39%
	TD AMERITRADE CLEARING, INC.	16.19%
ProShares UltraShort Semiconductors
	ABN AMRO CLEARING CHICAGO LLC	6.60%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	13.10%
	NATIONAL FINANCIAL SERVICES, LLC	12.37%
	RBC CAPITAL MARKETS, LLC	28.92%
	TD AMERITRADE CLEARING, INC.	13.26%
ProShares UltraShort SmallCap600
	ABN AMRO CLEARING CHICAGO LLC	5.27%
	CHARLES SCHWAB & CO., INC.	13.24%
	CHARLES SCHWAB RETAIL	11.19%
	E*TRADE SECURITIES LLC	9.76%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	9.67%
	NATIONAL FINANCIAL SERVICES, LLC	23.01%
	TD AMERITRADE CLEARING, INC.	15.20%

Fund	Beneficial Owner	Percent Owned
ProShares UltraShort Technology
	CHARLES SCHWAB RETAIL	9.93%
	CITIBANK, NATIONAL ASSOCIATION	6.57%
	E*TRADE SECURITIES LLC	8.70%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	5.16%
	NATIONAL FINANCIAL SERVICES, LLC	26.71%
	TD AMERITRADE CLEARING, INC.	10.17%
ProShares UltraShort Utilities
	CHARLES SCHWAB & CO., INC.	9.70%
	CHARLES SCHWAB RETAIL	13.51%
	CITIBANK, NATIONAL ASSOCIATION	16.51%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	7.11%
	NATIONAL FINANCIAL SERVICES, LLC	16.68%
	RF SECURITIES CLEARING LP	5.51%
	TD AMERITRADE CLEARING, INC.	12.24%

*
A person who beneficially owns, directly or indirectly, 25% or more of the voting securities of a Fund may be deemed to “control” (as defined in the 1940 Act) that Fund, and may be able to exercise a controlling influence over any matter submitted to shareholders of that Fund.
*
A person who beneficially owns, directly or indirectly, 25% or more of the voting securities of a Fund may be deemed to “control” (as defined in the 1940 Act) that Fund, and may be able to exercise a controlling influence over any matter submitted to shareholders of that Fund.

APPENDIX C
DOCUMENT
TITLE:	Proxy Voting Policies and Procedures
FOR:	ProShare Advisors LLC ProFund Advisors LLC
DATED:	March 1, 2008
AS REVISED:	May 1, 2015

Proxy Voting Policies and Procedures to Maximize Shareholder Value and Protect Shareowner Interests
It is the policy of ProFund Advisors LLC and ProShare Advisors LLC (collectively, the “Advisor”) to seek to maximize shareholder value and protect shareholder interests when voting proxies on behalf of clients. The Advisor seeks to achieve this goal by utilizing a set of proxy voting guidelines (the “Guidelines”) maintained and implemented by an independent service provider, Institutional Shareholder Services (“ISS”). The Advisor believes that these Policies and Procedures, including the Guidelines, are reasonably designed to ensure that proxy matters are conducted in the best interests of clients and in accordance with the Advisor’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, and, in the case of its registered fund clients, applicable rules under the Investment Company Act of 1940.
Proxy Voting Guidelines
Proxies generally will be voted in accordance with the ISS Guidelines, an extensive list of common proxy voting issues and recommended voting actions for such issues based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Common issues in the Guidelines, and factors taken into consideration in voting proxies with respect to these issues, include, but are not limited to:
•Election of Directors—considering factors such as director qualifications, term of office, age limits.
•Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.
•Election of Auditors—considering factors such as independence and reputation of the auditing firm.
•Proxy Contest Defenses—considering factors such as board structure and cumulative voting.
•Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
•Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.
•Capital Structure—considering factors such as common stock authorization and stock distributions.
•Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.
•State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.
•Mergers and Corporate Restructuring—considering factors such as spinoffs and asset sales.
•Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.
•Consumer and Public Safety Issues—considering factors such as social and environmental issues as well as labor issues.
A full description of the Guidelines is maintained by the Advisor and the Advisor has established a committee that monitors the effectiveness of the Guidelines (the “Brokerage Allocation and Proxy Voting Committee” or the “Committee”).
The Advisor reserves the right to modify any of the recommendations set forth in the Guidelines with respect to any particular issue in the future, in accordance with the Advisor intent to vote proxies for clients in a manner that the Advisor determines is in the best interests of clients and which seeks to maximize the value of the client’s investments. The Advisor is not required to vote every proxy in fulfilling its proxy voting obligations. In some cases, the Advisor may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. For example, the Advisor may determine that the cost of voting certain proxies exceeds the expected benefit to the client (such as where casting a vote on a foreign security would require hiring a translator), and may abstain from voting in such cases.

In cases where the Advisor does not receive a solicitation or enough information with respect to a proxy vote within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor may be unable to vote. With respect to non- U.S. companies, it is typically difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisor does not vote proxies of non-U.S. companies if it determines that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.
Overview of the Proxy Voting Process
In relying on ISS to vote client proxies, the Advisor will take reasonable steps and obtain adequate information to verify that ISS has the capacity to provide adequate proxy advice, is independent of the Advisor, has an adequate conflict of interest policy, and does not have the incentive to vote proxies in anyone’s interest other than that of the Advisor’s client. In addition, the Committee will monitor for conflicts concerning ISS.
As proxy agent, ISS devotes research for proxies based on the level of complexity of the proxy materials to be voted. ISS assigns complex issues such as mergers or restructuring to senior analysts. Recurring issues for which case-by-case analysis is unnecessary are handled by more junior analysts. In every case, an analyst reviews publicly available information such as SEC filings and recent news reports and, if necessary, may contact issuers directly. Such discussions with issuers may be handled by telephone or in a face-to-face meeting. Analysts will seek to speak directly with management when a question is not answered by publicly available information and such information is needed for an informed recommendation.
As part of ISS’s quality assurance process, every analysis is reviewed by a director of research or a chief policy advisor. Complex issues such as mergers are assigned to senior staff members. Contested issues are reviewed by research directors. While a senior analyst takes the lead on every proxy contest, a member of management will frequently conduct additional review by participating in calls with principals directly involved with the proxy issue.
Generally, proxies are voted in accordance with the voting recommendations as stated in the Guidelines. ISS will consult the Advisor on non-routine issues. Information about the Guidelines is available on the ISS web site at: http://www.issgovernance.com/file/policy/2015-us-summary-voting-guidelines-updated.pdf.
Oversight of the Proxy Voting Process
The Advisor has established the Brokerage Allocation and Proxy Voting Committee, in part, to oversee the proxy voting process. ISS provides the Advisor quarterly reports, which the Advisor reviews to ensure that client proxies are being voted properly. The Advisor and ISS also perform spot checks on an intra-quarterly basis. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments, in turn, is provided to the Committee.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the Advisor and its clients. It shall be the duty of the Committee to monitor for and to identify potential conflicts of interest. The Committee will also determine which conflicts are material (if any). To ensure that proxy voting decisions are based on the best interests of the client in the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with the Guidelines. If a registered investment company managed by the Advisor owns shares of another investment company managed by the

Advisor, “echo voting” is employed to avoid certain potential conflicts of interest. Echo voting means that the Advisor votes the shares of each such underlying investment company in the same proportion as the vote of all of the other holders of the underlying investment company’s shares.
The Committee will disclose to clients any voting issues that created a conflict of interest and the manner in which ISS, on behalf of the Advisor, voted such proxies.
Securities Lending Program
The Advisor acknowledges that, when a registered fund client (a “Fund”) lends its portfolio securities, the Fund’s Trustees (who generally have delegated proxy voting responsibility to the Advisor) retain a fiduciary obligation to vote proxies relating to such securities and to recall the securities in the event of a shareholder vote on a material event affecting the security on the loan. Under each Fund’s securities lending agreements, a Fund generally retains the right to recall a loaned security and to exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the Advisor must recall the securities prior to the established record date. It is the Advisor’s general policy to use its best efforts to recall securities on loan and to vote proxies relating to such securities if the Advisor determines that such proxies involve a material event affecting the loaned securities. The Advisor may utilize third party service providers to assist it in identifying and evaluating whether an event is material.
As noted, in certain cases, the Advisor may determine that voting proxies is not in the best interest of a client and may refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. If the Advisor determines that the expected value of casting a vote will be less than the securities lending income, either because the votes would not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor’s recalling the loaned securities in order to ensure they are voted (e.g., for an annual shareholder meeting at which purely routine votes are at issue, or if the relevant Fund owns a de minimus percentage of the outstanding shares at issue). The Advisor intends to recall securities on loan if it determines that voting the securities is likely to affect materially the value of a Fund’s investment and that it is in the Fund’s best interests to do so.
Availability of Information; Record of Proxy Voting
The Advisor, with the assistance of ISS, shall maintain for a period of at least five years the following records relating to proxy voting on behalf of clients:
(1) proxy voting policies and procedures;
(2) proxy statements received for clients (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
(3) any documents prepared by the Advisor that were material to making a proxy voting decision or that memorialized the basis for the decision;
(4) records of votes cast on behalf of clients (which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request); and
(5) records of written requests for proxy voting information and written responses from the Advisor to either a written or oral request.
For the first two years, the Advisor will store such records at its principal office. Voting records will also be maintained and will be available free of charge by calling the Advisor at 888-776-1972. The voting record is available on the website of the Securities and Exchange Commission at www.sec.gov.

Disclosure
The Advisor will inform its clients as to how to obtain information regarding the Advisor’s voting of the clients’ securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients as to how they can obtain a copy of the complete Guidelines upon request. The Advisor will include such information described in the preceding two sentences in its Form ADV and will provide its existing clients with the above information. The Advisor shall disclose in the statements of additional information of registered fund clients a summary of procedures which the Advisor uses to determine how to vote proxies relating to portfolio securities of such clients. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and the Advisor or an affiliate of the Advisor.
The semi-annual reports of Fund clients shall indicate that a Fund’s proxy voting records are available: (i) by calling a toll-free number; or (ii) on the SEC’s website. If a request for the records is received, the requested description must be sent within three business days by a prompt method of delivery.
The Advisor, on behalf of each Fund it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.